  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 1997

                                                SECURITIES ACT FILE NO. 2-72724
                                       INVESTMENT COMPANY ACT FILE NO. 811-3205

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]
                                                                            [X]
                     POST-EFFECTIVE AMENDMENT NO. 18
                       (CHECK APPROPRIATE BOX OR BOXES)

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                                                                            [X]
                             AMENDMENT NO. 19
                       (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------

                        CMA GOVERNMENT SECURITIES FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        800 SCUDDERS MILL ROAD                           08536
        PLAINSBORO, NEW JERSEY                         (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                        CMA GOVERNMENT SECURITIES FUND
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:
         COUNSEL FOR THE FUND:                  PHILIP L. KIRSTEIN, ESQ.
           BROWN & WOOD LLP                   FUND ASSET MANAGEMENT, L.P.
        ONE WORLD TRADE CENTER                       P.O. BOX 9011
     NEW YORK, NEW YORK 10048-0557          PRINCETON, NEW JERSEY 08543-9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.

                            KEVIN J. MOYNIHAN, ESQ.
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
         WORLD FINANCIAL CENTER, NORTH TOWER, NEW YORK, NEW YORK 10281

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX):
                      [X] immediately upon filing pursuant to paragraph (b)
                      [_] on (date) pursuant to paragraph (b)
                      [_] 60 days after filing pursuant to paragraph (a)(1)
                      [_] on (date) pursuant to paragraph (a)(1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                      [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.

  The Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such Rule for the Registrant's most recent fiscal year was filed on May 22, 1997.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                         PROPOSED       PROPOSED
                          AMOUNT OF      MAXIMUM        MAXIMUM
  TITLE OF SECURITIES   SHARES BEING  OFFERING PRICE   AGGREGATE       AMOUNT OF
   BEING REGISTERED      REGISTERED      PER UNIT    OFFERING PRICE REGISTRATION FEE
------------------------------------------------------------------------------------
Shares of Beneficial
 Interest (par value
 $.10 per share)....... 2,741,177,851     $1.00        $330,000*          $100
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during the Registrant's previous fiscal year was 13,700,005,200, shares of beneficial interest.

 (3) 10,959,157,349 of the shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during the Registrant's current fiscal year.

 (4) 2,740,847,851 of the shares redeemed during the Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         CMA GOVERNMENT SECURITIES FUND

                             CROSS REFERENCE SHEET

 N-
 1A ITEM NO.                                            LOCATION
 -----------                                            --------
 PART A
    Item  1.  Cover Page..............   Cover Page
    Item  2.  Synopsis................   Fee Table
    Item  3.  Condensed Financial        Financial Highlights; Yield
               Information............    Information
    Item  4.  General Description of     Investment Objective and Policies;
               Registrant.............    Appendix--Additional Information--
                                          Organization of the Funds
    Item  5.  Management of the Fund..   Fee Table; Appendix--Management of the
                                          Funds; Appendix--Portfolio
                                          Transactions; Inside Back Cover Page
    Item  5A. Management's Discussion
               of Fund Performance....   Not Applicable
    Item  6.  Capital Stock and Other    Appendix--Additional Information--
               Securities.............    Organization of the Funds
    Item  7.  Purchase of Securities     Cover Page; Fee Table; Appendix--
               Being Offered..........    Purchase of Shares; Appendix--
                                          Redemption of Shares; Inside Back
                                          Cover Page
    Item  8.  Redemption or              Fee Table; Appendix--Purchase of
               Repurchase.............    Shares; Appendix--Redemption of
                                          Shares
    Item  9.  Pending Legal
               Proceedings............   Not Applicable
 PART B
    Item 10.  Cover Page..............   Cover Page
    Item 11.  Table of Contents.......   Cover Page
    Item 12.  General Information and
               History................   Not Applicable
    Item 13.  Investment Objectives
               and Policies...........   Investment Objectives and Policies
    Item 14.  Management of the Fund..   Management of the Funds
    Item 15.  Control Persons and
               Principal Holders of      Management of the Funds; General
               Securities.............    Information--Additional Information
    Item 16.  Investment Advisory and
               Other Services.........   Management of the Funds; Purchase and
                                          Redemption of Shares; General
                                          Information
    Item 17.  Brokerage Allocation and
               Other Practices........   Portfolio Transactions
    Item 18.  Capital Stock and Other    General Information-Description of
               Securities.............    Shares
    Item 19.  Purchase, Redemption and
               Pricing of Securities     Purchase and Redemption of Shares;
               Being Offered..........    Determination of Net Asset Value
    Item 20.  Tax Status..............   Taxes
    Item 21.  Underwriters............   Purchase and Redemption of Shares
    Item 22.  Calculation of
               Performance Data.......   Yield Information
    Item 23.  Financial Statements....   Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                CMA MONEY FUND
                        CMA GOVERNMENT SECURITIES FUND
                              CMA TAX-EXEMPT FUND
                               CMA TREASURY FUND

                               ----------------

  This document consists of the Prospectuses of CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, four of the money market mutual funds (collectively, the "CMA Funds") the shares of which are offered to participants in the Cash Management Account(R) ("CMA" or "CMA(R) account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit balances held in CMA accounts, and an Appendix to such Prospectuses which constitutes a part of each Prospectus. A Table of Contents is contained on page 1 of each Prospectus.

                               ----------------

  A CMA account is a conventional Merrill Lynch cash securities account or margin securities account ("Securities Account") which is linked to the CMA Funds, to money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa(R) Account"). Merrill Lynch markets its margin account under the name Investor CreditLine SM service. Subscribers to the CMA service may automatically invest free credit balances held in their CMA accounts in shares of one of the CMA Funds, or such balances may be automatically deposited with a depository institution through the Insured Savings SM Account (the "Insured Savings Account"). The CMA Funds and the Insured Savings Account are collectively referred to as the "Money Accounts."

  Each CMA Fund is a no-load money market fund seeking current income, preservation of capital and liquidity available from investing in short-term securities. Of the CMA Funds offered by this Prospectus, CMA Money Fund invests in money market securities generally; CMA Government Securities Fund invests in direct U.S. Government obligations; CMA Tax-Exempt Fund invests in tax-exempt securities and pays dividends exempt from Federal income taxation; and CMA Treasury Fund invests in U.S. Treasury securities. The CMA Funds also include various series of CMA Multi-State Municipal Series Trust (the "CMA State Funds"), each of which invests in tax-exempt securities and pays dividends exempt, in the opinion of counsel to the issuer, from Federal income taxes, personal income taxes of the designated state and, in certain instances, local income taxes. At the date hereof, CMA State Funds exist with respect to Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania.

  Free credit balances held in CMA accounts will be automatically invested in or deposited through the Money Account selected by the CMA subscriber as his or her Primary Money Account. The subscriber may make manual investments in any of the CMA Funds as described under "Purchase of Shares" in the Appendix. The subscriber may change the Primary Money Account designation at any time by following the procedures set forth under "Purchase of Shares."

  Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. In addition, on or about January 2, 1997, certain group plans and special accounts offered by Merrill Lynch (such as the Employees AccessSM Account financial service) may not afford participants in such plans and accounts access to all of the CMA Funds. Participants in such plans or special accounts should refer to the relevant program descriptions or other explanatory material for such plans or accounts to determine which of the CMA Funds are available to them. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa(R) Gold Program at any time. As described under "Purchase of Shares", shares of the CMA Funds may also be purchased directly through the CMA Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

                               ----------------

  The information in this document should be read in conjunction with the description of the Merrill Lynch Cash Management Account program which is furnished to all CMA subscribers. Reference is made to such description for information with respect to the CMA program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each of such Funds, and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund. The prospectuses of the CMA State Funds and the Insured Savings Account Fact Sheet are available from Merrill Lynch. For more information about the Merrill Lynch Cash Management Account program, call toll-free from anywhere in the U.S., 1-800-CMA-INFO (1-800-262-4636).

PROSPECTUS

JULY 18, 1997

                                CMA MONEY FUND

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-
                                    2800

  CMA Money Fund (the "Money Market Fund") is a no-load, diversified, open-end investment company seeking current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. These securities will consist primarily of short-term U.S. Government securities, bank certificates of deposit, commercial paper and repurchase agreements. Dividends are declared and reinvested daily in the form of additional shares at net asset value. THE MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Money Market Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the investment objectives of the Money Market Fund will be realized.

                               ----------------

  THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION,  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS. ANY  REPRESENTATION  TO  THE  CONTRARY  IS A
             CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Money Market Fund that is relevant to making an investment in the Money Market Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Money Market Fund, dated July 18, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing to the Money Market Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.


                               TABLE OF CONTENTS

                                  PAGE
                                  ----
Fee Table........................   2
Financial Highlights.............   3
Yield Information................   4
Investment Objectives and Poli-
 cies............................   4
Appendix......................... A-1
 Purchase of Shares.............. A-1
 Redemption of Shares............ A-4

                                   PAGE
                                   ----
Management of the Funds..........   A-7
Portfolio Transactions...........   A-8
Dividends........................   A-9
Determination of Net Asset Value.   A-9
Taxes............................  A-10
Additional Information...........  A-13

                                   FEE TABLE

MONEY MARKET FUND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE
 OF AVERAGE NET ASSETS) FOR THE FISCAL YEAR ENDED MARCH 31,
 1997:
  Management Fees(a)...............................................      0.38%
  Rule 12b-1 Fees(b)...............................................      0.13%
  Other Expenses:
   Dividend and Transfer Agency Fees(c)....................... 0.04%
   Other Fees................................................. 0.01%
                                                               ----
  Total Other Expenses.............................................      0.05%
                                                                         ----
  Total Money Market Fund Operating Expenses.......................      0.56%
                                                                         ====

--------
(a) See "Management of the Funds--Investment Advisory Arrangements"--page A-7.
(b) See "Purchase of Shares"--page A-1.
(c) See "Management of the Funds--Transfer Agency Services"--page A-8.

EXAMPLE:

                                                       CUMULATIVE EXPENSES
                                                     PAID FOR THE PERIOD OF:
                                                 -------------------------------
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming an operating
 expense ratio of 0.56% and a 5% annual return
 throughout the periods........................   $ 6     $18     $31     $70

  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL LYNCH") CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA(R) GOLD PROGRAM). SHAREHOLDERS OF THE MONEY MARKET FUND WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE MONEY MARKET FUND'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Money Market Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses and actual expenses may be more or less than those assumed for purposes of the example.

                               Money Market Fund

                             FINANCIAL HIGHLIGHTS

  Financial statements for the fiscal year ended March 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in financial statements of the Money Market Fund audited by Deloitte & Touche LLP, independent auditors.

                                                   FOR THE YEAR ENDED MARCH 31,
                    -----------------------------------------------------------------------------------------
                       1997         1996         1995         1994         1993         1992         1991
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........   $      1.00  $      1.00  $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Investment in-
  come--net......         .0490        .0529        .0437        .0276        .0309        .0498        .0734
 Realized and
  unrealized gain
  (loss) on
  investments--
  net............           --         .0003        .0005       (.0005)       .0019        .0019        .0017
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Total from
  investment
  operations.....         .0490        .0532        .0442        .0271        .0328        .0517        .0751
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Less dividends
  and distribu-
  tions:
 Investment in-
  come--net......        (.0490)      (.0529)      (.0437)      (.0276)      (.0309)      (.0498)      (.0734)
 Realized gain on
  investments--
  net............        (.0002)      (.0006)      (.0003)      (.0003)      (.0015)      (.0020)      (.0017)*
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Total dividends
  and
  distributions..        (.0492)      (.0535)      (.0440)      (.0279)      (.0324)      (.0518)      (.0751)
                    -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net asset value,
  end of year....   $      1.00  $      1.00  $      1.00  $      1.00  $      1.00  $      1.00  $      1.00
                    ===========  ===========  ===========  ===========  ===========  ===========  ===========
 TOTAL INVESTMENT
  RETURN.........         5.01%        5.51%        4.50%        2.82%        3.30%        5.27%        7.81%
                    ===========  ===========  ===========  ===========  ===========  ===========  ===========
 RATIOS TO AVER-
  AGE NET ASSETS:
 Expenses........          .56%         .56%         .56%         .55%         .55%         .54%         .54%
                    ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Investment
  income and
  realized
  gain on
  investments--
  net............         4.89%        5.35%        4.42%        2.79%        3.25%        5.18%        7.51%*
                    ===========  ===========  ===========  ===========  ===========  ===========  ===========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year
  (in thousands).   $41,984,753  $36,922,858  $29,066,762  $27,071,882  $27,093,682  $29,106,627  $31,163,167
                    ===========  ===========  ===========  ===========  ===========  ===========  ===========

                        FOR THE YEAR ENDED MARCH 31,
                    --------------------------------------
                        1990         1989         1988
                     -----------  -----------  -----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........    $      1.00  $      1.00  $      1.00
                     -----------  -----------  -----------
 Investment in-
  come--net......          .0837        .0754        .0635
 Realized and
  unrealized gain
  (loss) on
  investments--
  net............         (.0001)      (.0004)       .0004
                     -----------  -----------  -----------
 Total from
  investment
  operations.....          .0836        .0750        .0639
                     -----------  -----------  -----------
 Less dividends
  and distribu-
  tions:
 Investment in-
  come--net......         (.0836)      (.0750)      (.0635)
 Realized gain on
  investments--
  net............            --           --        (.0004)*
                     -----------  -----------  -----------
 Total dividends
  and
  distributions..         (.0836)      (.0750)      (.0639)
                     -----------  -----------  -----------
 Net asset value,
  end of year....    $      1.00  $      1.00  $      1.00
                     ===========  ===========  ===========
 TOTAL INVESTMENT
  RETURN.........          8.69%        7.79%        6.58%
                     ===========  ===========  ===========
 RATIOS TO AVER-
  AGE NET ASSETS:
 Expenses........           .55%         .55%         .55%
                     ===========  ===========  ===========
 Investment
  income and
  realized
  gain on
  investments--
  net............          8.33%*       7.53%*       6.39%*
                     ===========  ===========  ===========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year
  (in thousands).    $29,768,495  $22,954,950  $20,557,461
                     ===========  ===========  ===========

-------
* Includes unrealized gain (loss).

                               Money Market Fund

                               YIELD INFORMATION

  Set forth below is yield information as to the annualized and compounded annualized yield for the indicated seven-day periods.

                                                       SEVEN-DAY PERIOD ENDED
                                                     ---------------------------
                                                     MARCH 31, 1997 MAY 31, 1997
                                                     -------------- ------------
Annualized Yield:
  Including gains and losses........................      4.96%         5.13%
  Excluding gains and losses........................      4.96%         5.11%
Compounded Annualized Yield.........................      5.08%         5.24%
Average Maturity of Portfolio at End of Period......    66 days       67 days

  The yield of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a stated seven-day period. This income is then annualized: that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield (which excludes gains and losses) is calculated similarly but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Money Market Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Money Market Fund of future yields or rates of return on its shares. The Money Market Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Money Market Fund may compare its yield to (i) industry averages compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of the Money Market Fund's yield or relative performance for any future period.

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Money Market Fund are to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. There can be no assurance that the investment objectives of the Money Market Fund will be realized.

                               Money Market Fund

  Investment in Money Market Fund shares offers several potential benefits. The Money Market Fund seeks to provide as high a yield potential, consistent with its objectives, as is available from investments in short-term money market securities utilizing professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

  In managing the Money Market Fund's portfolio, Fund Asset Management, L.P. (the "Investment Adviser") will employ a number of professional money management techniques, including varying the composition of the Money Market Fund's investments and the average maturity of the portfolio based on its assessment of the relative values of the various money market instruments and future interest rate patterns. The Investment Adviser's assessments will respond to changing economic and money conditions and to shifts in fiscal and monetary policy. The Investment Adviser will also seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there are frequently yield disparities between the various types of money market securities. The Money Market Fund seeks to enhance yield by purchasing and selling securities based on these yield disparities.

  The following is a description of some of the types of short-term money market securities in which the Money Market Fund may invest:

    U.S. Government Securities: Marketable securities issued by or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

    U.S. Government Agency Securities: Debt securities issued by U.S. Government-sponsored enterprises, agencies and instrumentalities, including, but not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association and the Federal Agricultural Mortgage Corporation. Such securities may also include debt securities issued by international organizations designated or supported by multiple governmental entities, such as the International Bank for Reconstruction and Development (the "World Bank"). Government Agency Securities are not direct obligations of the U.S. Government but involve various forms of U.S. Government sponsorship or guarantees and are issued, in general, under the authority of an act of Congress. The U.S. Government is not obligated to provide financial support to any of these agencies, instrumentalities or organizations.

    Bank Money Instruments: U.S. dollar-denominated obligations of depository institutions such as, but not limited to, certificates of deposit, including variable rate certificates of deposit, time deposits, deposit notes, bank notes and bankers' acceptances. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). The Money Market Fund may invest only in Eurodollar obligations which by their terms are general obligations of the U.S. parent bank. Yankeedollar obligations in which the Money Market Fund may invest must be issued by U.S. branches or subsidiaries of foreign banks which are subject to state or Federal banking regulations in the U.S. and by their terms must be general obligations of the foreign parent.

                               Money Market Fund

    Commercial Paper and Other Short-Term Obligations: Commercial paper (including variable amount master demand notes and funding agreements), which refers to short-term, unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a nationally recognized statistical rating organization, as described below.

    Foreign Bank Money Instruments: U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers' acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign branches and subsidiaries may be the general obligation of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for the Money Market Fund. The Money Market Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations.

    Foreign Short-Term Debt Instruments: U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers.

  The following is a description of other types of investments or investment practices in which the Money Market Fund may invest or engage:

    Repurchase Agreements: The Money Market Fund may invest in the money market securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

    Reverse Repurchase Agreements: The Money Market Fund may enter into reverse repurchase agreements which involve the sale of money market securities held by the Money Market Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Money Market Fund will maintain a segregated custodial account containing U.S. Government or other appropriate high-grade debt securities having a value equal to the repurchase price.

    Lending of Portfolio Securities: The Money Market Fund may lend portfolio securities (with a value not in excess of 33 1/3% of its total assets, taken at market value) to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Money Market Fund receives income on the loaned securities

                               Money Market Fund
  and either receives a fee or earns interest on any investments made with cash collateral and thereby increases its yield.

  Preservation of capital is a prime investment objective of the Money Market Fund and, while the types of money market securities in which the Money Market Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is a risk of the failure of issuers to meet their principal and interest obligations. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, reverse repurchase agreements and the lending of portfolio securities by the Money Market Fund, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Money Market Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  Bank money market instruments in which the Money Market Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that the Money Market Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Money Market Fund. Currently, there are six
NRSROs: Duff & Phelps Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  A Commission regulation limits investments by the Money Market Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or in the event that such securities do not have the highest rating, not more than 1% of its total assets. In addition, such regulations require that not more than 5% of the Money Market Fund's total assets be invested in securities that do not have the highest rating, or are not of comparable quality to securities with the highest rating, as determined by the Trustees of the Money Market Fund.

  The Money Market Fund may purchase or sell money market securities on a forward commitment basis at fixed purchase or sale terms. The purchase of money market securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of the securities purchased on a forward commitment basis will generally decrease. A separate account of the Money Market Fund will be established with its custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. The Money Market Fund may also sell money market securities on a forward commitment basis. By doing so, the Fund foregoes the opportunity to sell such securities at a higher price should they increase in value between the trade and settlement dates.

                               Money Market Fund

  For purposes of its investment policies, the Money Market Fund defines short-term money market securities as having a maturity of no more than 762 days (25 months) in the case of U.S. Government and agency securities and no more than 397 days (13 months) in the case of all other securities. The dollar-weighted average maturity of the Money Market Fund's portfolio will not exceed 90 days. During the Money Market Fund's fiscal year ended March 31, 1997, the average maturity of its portfolio ranged from 45 days to 81 days.

  Investment Restrictions. The Money Market Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities as defined in the Investment Company Act. Among the more significant restrictions, the Money Market Fund may not: (1) purchase any securities other than the types of money market securities and investments described under "Investment Objectives and Policies"; (2) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than U.S. Government securities, U.S. Government agency securities or domestic bank money market instruments); (3) purchase the securities of any one issuer, other than U.S. Government or U.S. Government agency securities, if immediately after such purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that in the case of bank money market instruments or repurchase agreements with any one bank up to 25% of the value of the Money Market Fund's total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation; (4) invest in the securities of any single issuer, if immediately after and as a result of such investment, the Money Market Fund would own more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer; and (5) enter into repurchase agreements if, as a result thereof, more than 10% of the Money Market Fund's total assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

                               Money Market Fund

PROSPECTUS

JULY 18, 1997

                        CMA GOVERNMENT SECURITIES FUND

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Government Securities Fund (the "Government Fund") is a no-load, diversified, open-end investment company seeking preservation of capital, liquidity and current income available from investing exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. Dividends are declared and reinvested daily in the form of additional shares at net asset value. THE GOVERNMENT FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE GOVERNMENT FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Government Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940 as amended (the "Investment Company Act"). There can be no assurance that the investment objectives of the Government Fund will be realized.

                               ----------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION,  NOR HAS THE SECURITIES AND EXCHANGE  COMMISSION PASSED
  UPON  THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY  REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Government Fund that is relevant to making an investment in the Government Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Government Fund, dated July 18, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing to the Government Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               TABLE OF CONTENTS

                                  PAGE
                                  ----
Fee Table........................   2
Financial Highlights.............   3
Yield Information................   4
Investment Objectives and Poli-
 cies............................   5
Appendix......................... A-1
 Purchase of Shares.............. A-1
 Redemption of Shares............ A-4

                                   PAGE
                                   ----
Management of the Funds..........   A-7
Portfolio Transactions...........   A-8
Dividends........................   A-9
Determination of Net Asset Value.   A-9
Taxes............................  A-10
Additional Information...........  A-13

                                   FEE TABLE

GOVERNMENT FUND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
 NET ASSETS) FOR
 THE FISCAL YEAR ENDED MARCH 31, 1997:
  Management Fees(a)..................................................  0.40%
  Rule 12b-1 Fees(b)..................................................  0.13%
  Other Expenses:
   Dividend and Transfer Agency Fees(c).......................... 0.02%
   Other Fees.................................................... 0.01%
                                                                  ----
  Total Other Expenses................................................  0.03%
                                                                        ----
  Total Government Fund Operating Expenses............................  0.56%
                                                                        ====

--------
(a) See "Management of the Funds--Investment Advisory Arrangements"--page A-7.
(b) See "Purchase of Shares"--page A-1.
(c) See "Management of the Funds--Transfer Agency Services"--page A-8.

EXAMPLE:

                                 CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                 -------------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 -------------------- ---------- -----------
An investor would pay the
 following expenses on a $1,000
 investment, assuming an
 operating expense ratio of
 0.56% and a 5% annual return
 throughout the periods........   $ 6        $18        $31        $70

  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL LYNCH") CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA(R) GOLD PROGRAM). SHAREHOLDERS OF THE GOVERNMENT FUND WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE GOVERNMENT FUND'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Government Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses and actual expenses may be more or less than those assumed for purposes of the example.

                                Government Fund

                             FINANCIAL HIGHLIGHTS

  Financial statements for the fiscal year ended March 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in financial statements of the Government Fund audited by Deloitte & Touche LLP, independent auditors.

                                                     FOR THE YEAR ENDED MARCH 31,
                    -----------------------------------------------------------------------------------------------
                       1997        1996        1995        1994        1993        1992        1991         1990
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 Investment
  income--net....        .0477       .0521       .0419       .0271       .0294       .0473       .0704        .0819
 Realized and
  unrealized gain
  (loss) on
  investments--
  net............       (.0004)      .0002       .0008      (.0013)      .0038       .0034       .0014        .0006
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 Total from
  investment
  operations.....        .0473       .0523       .0427       .0258       .0332       .0507       .0718        .0825
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 Less dividends
  and
  distributions:
 Investment
  income--net....       (.0477)     (.0521)     (.0419)     (.0271)     (.0294)     (.0473)     (.0704)      (.0819)
 Realized gain on
  investments--
  net............          --+      (.0003)     (.0002)     (.0004)     (.0026)     (.0036)     (.0014)*     (.0006)*
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 Total dividends
  and
  distributions..       (.0477)     (.0524)     (.0421)     (.0275)     (.0320)     (.0509)     (.0718)      (.0825)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------   ----------
 Net asset value,
  end of year....   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========   ==========
 TOTAL INVESTMENT
  RETURN.........        4.94%       5.37%       4.30%       2.79%       3.25%       5.17%       7.46%        8.57%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========   ==========
 RATIOS TO
  AVERAGE NET
  ASSETS:
 Expenses........         .56%        .57%        .58%        .56%        .55%        .56%        .56%         .57%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========   ==========
 Investment
  income and
  realized gain
  on
  investments--
  net............        4.81%       5.25%       4.18%       2.75%       3.20%       5.05%      7.11%*       8.21%*
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========   ==========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year (in
  thousands).....   $3,423,468  $3,345,603  $3,132,803  $3,563,595  $3,858,017  $4,452,247  $5,228,619   $3,515,578
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========   ==========

                  FOR THE YEAR ENDED MARCH 31,
                    -----------------------
                        1989        1988
                     ----------  ----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........    $     1.00  $     1.00
                     ----------  ----------
 Investment
  income--net....         .0737       .0586
 Realized and
  unrealized gain
  (loss) on
  investments--
  net............        (.0013)      .0011
                     ----------  ----------
 Total from
  investment
  operations.....         .0724       .0597
                     ----------  ----------
 Less dividends
  and
  distributions:
 Investment
  income--net....        (.0724)     (.0586)
 Realized gain on
  investments--
  net............            --      (.0011)*
                     ----------  ----------
 Total dividends
  and
  distributions..        (.0724)     (.0597)
                     ----------  ----------
 Net asset value,
  end of year....    $     1.00  $     1.00
                     ==========  ==========
 TOTAL INVESTMENT
  RETURN.........         7.50%       6.13%
                     ==========  ==========
 RATIOS TO
  AVERAGE NET
  ASSETS:
 Expenses........          .59%        .59%
                     ==========  ==========
 Investment
  income and
  realized gain
  on
  investments--
  net............        7.25%*      5.97%*
                     ==========  ==========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year (in
  thousands).....    $2,494,905  $2,362,766
                     ==========  ==========

-------
* Includes unrealized gains (losses).

+ Amount is less than $.0001 per share.

                                Government Fund

                               YIELD INFORMATION

  Set forth below is yield information as to the annualized and compounded annualized yield for the indicated seven-day periods.

                                                       SEVEN-DAY PERIOD ENDED
                                                     ---------------------------
                                                     MARCH 31, 1997 MAY 31, 1997
                                                     -------------- ------------
Annualized Yield:
  Including gains and losses........................      5.00%         4.93%
  Excluding gains and losses........................      5.00%         4.91%
Compounded Annualized Yield.........................      5.13%         5.03%
Average Maturity of Portfolio at End of Period......    68 days       71 days

  The yield of the Government Fund refers to the income generated by an investment in the Government Fund over a stated seven-day period. This income is then annualized: that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield (which excludes gains and losses) is calculated similarly but, when annualized, the income earned by an investment in the Government Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Government Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Government Fund of future yields or rates of return on its shares. The Government Fund's yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Government Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Government Fund may compare its yield to (i) averages compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data reported by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News and World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of the Government Fund's yield or relative performance for any future period.

                                Government Fund

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Government Fund are to seek preservation of capital, liquidity and current income available from investing exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. Direct U.S. Government obligations consist of securities issued, or guaranteed as to principal and interest, by the U.S. Government and which are backed by the full faith and credit of the United States. The Government Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or Government-sponsored enterprises which are not backed by the full faith and credit of the United States. There can be no assurance that the investment objectives of the Government Fund will be realized.

  Investment in Government Fund shares offers several potential benefits. The Government Fund seeks to provide as high a yield potential, consistent with its objectives, as is available from investments in short-term U.S. Government securities utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

  The Government Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Government Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

  Preservation of capital is a prime investment objective of the Government Fund and the direct U.S. Government obligations in which it will invest are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Government obligations have generally had lower rates of return than other money market securities with less safety. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Government Fund but only constitute collateral for the seller's obligation to pay the repurchase price. With respect to repurchase agreements, there is also the risk of the failure of parties involved to repurchase at the agreed upon price, in which event the Government Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

  The Government Fund may purchase or sell portfolio securities on a forward commitment basis at fixed purchase or sale terms. The purchase of portfolio securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of the securities purchased on a forward commitment basis will generally decrease. A separate account of the Government Fund will be established with its custodian consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. The Government Fund may also sell money market securities on a forward commitment basis. By doing so, the Fund foregoes the opportunity to sell such securities at a higher price should they increase in value between the trade and settlement dates.

                                Government Fund

  For purposes of its investment policies, the Government Fund defines short-term U.S. Government securities as securities having a maturity of not more than 762 days (25 months). Fund Asset Management, L.P. (the "Investment Adviser") expects that substantially all the assets of the Government Fund will be invested in securities maturing in not more than 397 days (13 months) but at times some portion may have maturities up to not more than 762 days (25 months). The dollar-weighted average maturity of the Government Fund's portfolio will not exceed 90 days. During the Government Fund's fiscal year ended March 31, 1997, the average maturity of its portfolio ranged from 50 days to 81 days.

  Investment Restrictions. The Government Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Government Fund's outstanding voting securities as defined in the Investment Company Act. Among the more significant restrictions, the Government Fund may not: (1) purchase any securities other than short-term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities; (2) enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof; and (3) enter into repurchase agreements if, as a result thereof, more than 10% of the Government Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

                                Government Fund

PROSPECTUS

JULY 18, 1997                 CMA TAX-EXEMPT FUND

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Tax-Exempt Fund (the "Tax-Exempt Fund") is a no-load, diversified, open-end investment company seeking current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term high quality Tax-Exempt Securities (as defined herein). Portfolio securities will consist principally of short-term municipal notes, variable rate demand notes and short-term municipal commercial paper. All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of not more than 397 days (13 months). The dollar-weighted average maturity of the Tax-Exempt Fund's portfolio will be 90 days or less. Dividends are declared and reinvested daily in the form of additional shares at net asset value. THE TAX-EXEMPT FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE TAX-EXEMPT FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Tax-Exempt Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Tax-Exempt Fund may invest in certain otherwise tax-exempt securities which are classified as "private activity bonds" which may be subject to an alternative minimum tax. See "Taxes". The Tax-Exempt Fund also may invest in derivative or synthetic municipal instruments. See "Investment Objectives and Policies-- Portfolio Investments--Derivative Products." There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

                               ----------------

  THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION,  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS. ANY   REPRESENTATION  TO  THE CONTRARY  IS A
             CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Tax-Exempt Fund that is relevant to making an investment in the Tax-Exempt Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Tax-Exempt Fund, dated July 18, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing to the Tax-Exempt Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               TABLE OF CONTENTS

                            PAGE
                            ----
Fee Table..................   2
Financial Highlights.......   3
Yield Information..........   4
Investment Objectives and
 Policies..................   5
Appendix................... A-1
 Purchase of Shares........ A-1
 Redemption of Shares...... A-4

                                   PAGE
                                   ----
Management of the Funds..........   A-7
Portfolio Transactions...........   A-8
Dividends........................   A-9
Determination of Net Asset Value.   A-9
Taxes............................  A-10
Additional Information...........  A-13

                                   FEE TABLE

TAX-EXEMPT FUND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS) FOR THE FISCAL YEAR ENDED MARCH 31, 1997:
  Management Fees(a)...................................................  0.39%
  Rule 12b-1 Fees(b)...................................................  0.13%
  Other Expenses:
   Dividend and Transfer Agency Fees(c)........................... 0.02%
   Other Fees..................................................... 0.01%
                                                                   ----
  Total Other Expenses.................................................  0.03%
                                                                         ----
  Total Tax-Exempt Fund Operating Expenses.............................  0.55%
                                                                         ====

--------
(a) See "Management of the Funds--Investment Advisory Arrangements"--page A-7.
(b) See "Purchase of Shares"--page A-1.
(c) See "Management of the Funds--Transfer Agency Services"--page A-8.

EXAMPLE:

                                                       CUMULATIVE EXPENSES
                                                     PAID FOR THE PERIOD OF:
                                                 -------------------------------
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming an operating
 expense ratio of 0.55% and a 5% annual return
 throughout the periods........................   $ 6     $18     $31     $69

  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL LYNCH") CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA(R) GOLD PROGRAM). SHAREHOLDERS OF THE TAX-EXEMPT FUND WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE TAX-EXEMPT FUND'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Tax-Exempt Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses and actual expenses may be more or less than those assumed for purposes of the example.

                                Tax-Exempt Fund

                             FINANCIAL HIGHLIGHTS

  Financial statements for the fiscal year ended March 31, 1997 and the independent auditor's report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in financial statements of the Tax-Exempt Fund audited by Deloitte & Touche LLP, independent auditors.

                                                    FOR THE YEAR ENDED MARCH 31,
                    ----------------------------------------------------------------------------------------------
                       1997        1996        1995        1994        1993        1992        1991        1990
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Investment
  income--net....          .03         .03         .03         .02         .02         .04         .05         .06
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Less dividends
  from investment
  income--net....         (.03)       (.03)       (.03)       (.02)       (.02)       (.04)       (.05)       (.06)
                    ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Net asset value,
  end of year....   $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 TOTAL INVESTMENT
  RETURN.........        2.99%       3.32%       2.76%       1.96%       2.36%       3.76%       5.39%       5.94%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 RATIOS TO
  AVERAGE NET
  ASSETS:
 Expenses........         .55%        .55%        .55%        .55%        .54%        .54%        .54%        .54%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 Investment
  income--net....        2.94%       3.26%       2.70%       1.94%       2.33%       3.70%       5.24%       5.79%
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year (in
  thousands).....   $8,347,278  $8,164,160  $7,391,964  $7,911,960  $7,527,054  $7,874,437  $8,695,795  $8,356,203
                    ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                  FOR THE YEAR ENDED MARCH 31,
                    ----------------------
                       1989        1988
                    ----------  ----------
 INCREASE
  (DECREASE) IN
  NET ASSET
  VALUE:
 PER SHARE
  OPERATING
  PERFORMANCE:
 Net asset value,
  beginning of
  year...........   $     1.00  $     1.00
                    ----------  ----------
 Investment
  income--net....          .05         .04
                    ----------  ----------
 Less dividends
  from investment
  income--net....         (.05)       (.04)
                    ----------  ----------
 Net asset value,
  end of year....   $     1.00  $     1.00
                    ==========  ==========
 TOTAL INVESTMENT
  RETURN.........        5.25%       4.38%
                    ==========  ==========
 RATIOS TO
  AVERAGE NET
  ASSETS:
 Expenses........         .54%        .54%
                    ==========  ==========
 Investment
  income--net....        5.11%       4.32%
                    ==========  ==========
 SUPPLEMENTAL
  DATA:
 Net assets, end
  of year (in
  thousands).....   $7,348,164  $8,277,540
                    ==========  ==========

                                Tax-Exempt Fund

                               YIELD INFORMATION

  Set forth below is yield information as to the annualized and compounded annualized yield and the tax-equivalent yield for the indicated periods.

                                                       SEVEN-DAY PERIOD ENDED
                                                     ---------------------------
                                                     MARCH 31, 1997 MAY 31, 1997
                                                     -------------- ------------
Annualized Yield....................................     2.96%         3.38%
Compounded Annualized Yield.........................     3.00%         3.44%
Average Maturity of Portfolio at End of Period......    40 days       34 days

                                                         30-DAY PERIOD ENDED
                                                     ---------------------------
                                                     MARCH 31, 1997 MAY 31, 1997
                                                     -------------- ------------
Tax-equivalent Yield*...............................     3.61%         4.71%

--------
* Based upon a Federal income tax rate of 28%.

  The yield of the Tax-Exempt Fund refers to the income generated by an investment in the Tax-Exempt Fund over a stated seven-day period. This income is then annualized: that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in the Tax-Exempt Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Tax-Exempt Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Tax-Exempt Fund of future yields or rates of return on its shares. The Tax-Exempt Fund's yield is affected by changes in interest rates on short-term Tax-Exempt Securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Tax-Exempt Fund may compare its yield to (i) the IBC's Tax-Free Funds Average, an average compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) yield data published by Lipper Analytical Services, Inc., (iii) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (iv) historical yield data relating to other central asset accounts similar to the CMA program or
(v) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas. As with yield quotations, yield comparisons should not be considered indicative of the Tax-Exempt Fund's yield or relative performance for any future period.

                                Tax-Exempt Fund

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term high quality Tax-Exempt Securities. The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest from which is exempt from Federal income tax (such obligations are herein referred to as "Tax-Exempt Securities"). The Tax-Exempt Fund may invest in certain otherwise tax-exempt securities which are classified as "private activity bonds" which may be subject to an alternative minimum tax. See "Taxes." The investment objectives of the Tax-Exempt Fund described in this paragraph are a fundamental policy of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of the Tax-Exempt Fund. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

POTENTIAL BENEFITS

  Investment in Tax-Exempt Fund shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short-term Tax-Exempt Securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

PORTFOLIO INVESTMENTS

  The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with a remaining maturity of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand notes and participations therein (see "Variable Rate Demand Notes" below) and derivative or synthetic municipal instruments (see "Derivative Products" below). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Tax-Exempt Fund.

  The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds or private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

  Certain of the instruments in which the Tax-Exempt Fund invests, including variable rate demand notes ("VRDNs") and derivative or synthetic municipal instruments ("Derivative Products"), effectively provide the

                                Tax-Exempt Fund

Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Securities and Exchange Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the notes, in the case of VRDNs, or the long-term bonds underlying Derivative Products (the "Underlying Bonds"). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund's net asset value.

  Variable Rate Demand Notes. VRDNs are tax-exempt obligations which utilize a floating or variable interest rate adjustment formula and provide an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest rates are adjustable at periodic intervals to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are frequently based on the prime rate of a bank or some other appropriate interest rate adjustment index.

  The Tax-Exempt Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically commercial banks ("institutions"). Participating VRDNs provide the Tax-Exempt Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDN is backed by an irrevocable letter of credit or similar commitment of the institution. The Tax-Exempt Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

  VRDNs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDN with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDN is liquid. The Trustees may adopt guidelines and delegate to Fund Asset Management, L.P. (the "Investment Adviser") the daily function of determining and monitoring liquidity of such VRDNs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

  The Tax-Exempt Fund has been advised by its counsel that the Tax-Exempt Fund should be entitled to treat the income received on Participating VRDNs as interest from tax-exempt obligations provided that certain conditions are met. It is presently contemplated that the Tax-Exempt Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDNs.

                                Tax-Exempt Fund

  Derivative Products. The Tax-Exempt Fund may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which the Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell ("put") the Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Derivative Product is structured as a trust or partnership which provides for pass- through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Tax-Exempt Fund may also invest in other forms of Derivative Products.

  Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of the Tax-Exempt Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Derivative Products would be deemed taxable.

  Municipal Lease Obligations. Also included within the general category of the Tax-Exempt Securities are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Tax-Exempt Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Tax-Exempt Fund's net assets. The Tax-Exempt Fund may, however, invest without regard to such limitation in lease obligations which the Investment Adviser, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Investment Adviser will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Ratings Services ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch"). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the unrated lease obligations, the Investment Adviser must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation

                                Tax-Exempt Fund
and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

SHORT-TERM MATURITY STANDARDS

  All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of not more than 397 days (13 months). The dollar-weighted average maturity of the Tax-Exempt Fund's portfolio will be 90 days or less. The maturity of VRDNs (including Participating VRDNs) is deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDN upon demand or
(ii) the period remaining until the VRDN's next interest rate adjustment. If not redeemed by the Tax-Exempt Fund through the demand feature, VRDNs mature on a specified date which may range up to 30 years from the date of issuance.

HIGH QUALITY STANDARDS

  The Tax-Exempt Fund's portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which
(i) are secured by obligations backed by the full faith and credit of the United States, or (ii) are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. The Tax-Exempt Fund's investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody's and Standard & Poor's. Certain tax-exempt obligations (primarily VRDNs and Participating VRDNs) may be entitled to the benefit of letters of credit or similar commitments issued by financial institutions and, in such instances, the Investment Adviser will take into account the obligation of the financial institution in assessing the quality of such instrument. The Tax-Exempt Fund may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above.

  Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and, while the types of short-term Tax-Exempt Securities in which the Tax-Exempt Fund invests are not completely risk free, such securities are generally considered by the Investment Adviser to have low risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. These securities have a lower principal risk compared to lower rated obligations and generally to longer term obligations which entail the risk of changing conditions over a longer period of time.

OTHER FACTORS

  Management of the Tax-Exempt Fund will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on the Tax-Exempt Fund's portfolio. Because the Tax-Exempt Fund does not intend to realize taxable investment income, it will not invest in taxable short-term money market securities. Tax-Exempt Securities generally do not trade on the basis of same day settlements and, accordingly, a portfolio of

                                Tax-Exempt Fund
such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when the Tax-Exempt Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or maturities of portfolio securities. The Tax-Exempt Fund may also be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be fully invested would lower the yield on the portfolio.

  The Tax-Exempt Fund's portfolio holdings represent a significant percentage of the market in short-term tax-exempt securities and the yield on the portfolio could be negatively impacted from time to time by the lack of availability of short-term high quality Tax-Exempt Securities. The Tax-Exempt Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund's shareholders to issue additional shares.

  Tax-Exempt Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Tax-Exempt Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of the Tax-Exempt Fund's net assets would become so committed. Purchasing Tax-Exempt Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Tax-Exempt Fund will maintain a separate account at its custodian bank consisting of cash or liquid Tax-Exempt Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  Investment Restrictions. The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Tax-Exempt Fund's outstanding shares as defined in the Investment Company Act. Among the more significant restrictions, the Tax-Exempt Fund may not: (1) purchase any securities other than Tax-Exempt Securities referred to under "Investment Objectives and Policies" herein and "Appendix--Information Concerning Tax-Exempt Securities" in the Statement of Additional Information; (2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer); and (3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

                                Tax-Exempt Fund

                      [This Page Intentionally Left Blank]

PROSPECTUS

JULY 18, 1997                  CMA TREASURY FUND

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Treasury Fund (the "Treasury Fund") is a no-load, diversified, open-end investment company seeking preservation of capital, liquidity and current income available from investing exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury. Dividends are declared and reinvested daily in the form of additional shares at net asset value. THE TREASURY FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. AN INVESTMENT IN THE TREASURY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. The Treasury Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). There can be no assurance that the investment objectives of the Treasury Fund will be realized.

                               ----------------

  THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES
     AND  EXCHANGE  COMMISSION,  NOR  HAS  THE  SECURITIES  AND  EXCHANGE
        COMMISSION  PASSED  UPON  THE  ACCURACY OR  ADEQUACY  OF  THIS
           PROSPECTUS. ANY  REPRESENTATION  TO  THE  CONTRARY  IS A
             CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Treasury Fund that is relevant to making an investment in the Treasury Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Treasury Fund, dated July 18, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing to the Treasury Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               TABLE OF CONTENTS

                            PAGE
                            ----
Fee Table..................   2
Financial Highlights.......   3
Yield Information..........   4
Investment Objectives and
 Policies..................   5
Appendix................... A-1
 Purchase of Shares........ A-1
 Redemption of Shares...... A-4

                                   PAGE
                                   ----
Management of the Funds..........   A-7
Portfolio Transactions...........   A-8
Dividends........................   A-9
Determination of Net Asset Value.   A-9
Taxes............................  A-10
Additional Information...........  A-13

                                   FEE TABLE

TREASURY FUND ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS) FOR THE FISCAL YEAR ENDED MARCH 31, 1997:
  Management Fees(a)...................................................  0.42%
  Rule 12b-1 Fees(b)...................................................  0.13%
  Other Expenses:
   Dividend and Transfer Agency Fees(c)........................... 0.02%
   Other Fees..................................................... 0.02%
                                                                   ----
  Total Other Expenses.................................................  0.04%
                                                                         ----
  Total Treasury Fund Operating Expenses...............................  0.59%
                                                                         ====

--------
(a) See "Management of the Funds--Investment Advisory Arrangements"--page A-7.
(b) See "Purchase of Shares"--page A-1.
(c) See "Management of the Funds--Transfer Agency Services"--page A-8.

EXAMPLE:

                                                       CUMULATIVE EXPENSES
                                                     PAID FOR THE PERIOD OF:
                                                 -------------------------------
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming an operating
 expense ratio of 0.59% and a 5% annual return
 throughout the periods........................   $ 6     $19     $33     $74

  MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL LYNCH") CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA(R) GOLD PROGRAM). SHAREHOLDERS OF THE TREASURY FUND WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE FUND'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Treasury Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions. The example should not be considered a representation of past or future expenses and actual expenses may be more or less than those assumed for purposes of the example.

                                 Treasury Fund

                             FINANCIAL HIGHLIGHTS

  Financial statements for the fiscal year ended March 31, 1997 and the independent auditor's report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in financial statements of the Treasury Fund audited by Deloitte & Touche LLP, independent auditors.

                                                                                      FOR THE PERIOD
                                       FOR THE YEAR ENDED MARCH 31,                   APRIL 15, 1991+
                          ----------------------------------------------------------   TO MARCH 31,
                             1997        1996        1995        1994        1993          1992
                          ----------  ----------  ----------  ----------  ----------  ---------------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00    $     1.00
                          ----------  ----------  ----------  ----------  ----------    ----------
  Investment income--
   net..................       .0461       .0498       .0409       .0250       .0278         .0453
  Realized and
   unrealized gain
   (loss) on
   investments--net.....      (.0001)      .0001       .0004       .0002       .0026         .0019
                          ----------  ----------  ----------  ----------  ----------    ----------
Total from investment
 operations.............       .0460       .0499       .0413       .0252       .0304         .0472
                          ----------  ----------  ----------  ----------  ----------    ----------
Less dividends and
 distributions:
  Investment income--
   net..................      (.0461)     (.0498)     (.0409)     (.0250)     (.0278)       (.0453)
  Realized gain on
   investments--net.....      (.0001)     (.0003)     (.0002)     (.0004)     (.0024)       (.0020)
                          ----------  ----------  ----------  ----------  ----------    ----------
Total dividends and
 distributions..........      (.0462)     (.0501)     (.0411)     (.0254)     (.0302)       (.0473)
                          ----------  ----------  ----------  ----------  ----------    ----------
Net asset value, end of
 period.................  $     1.00  $     1.00  $     1.00  $     1.00  $     1.00    $     1.00
                          ==========  ==========  ==========  ==========  ==========    ==========
TOTAL INVESTMENT RETURN.       4.70%       5.15%       4.18%       2.57%       3.07%        5.02%*
                          ==========  ==========  ==========  ==========  ==========    ==========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..........        .59%        .60%        .62%        .61%        .60%         .49%*
                          ==========  ==========  ==========  ==========  ==========    ==========
Expenses................        .59%        .60%        .62%        .61%        .62%         .68%*
                          ==========  ==========  ==========  ==========  ==========    ==========
Investment income and
 realized gain on
 investments--net.......       4.59%       5.01%       4.20%       2.55%       3.01%        4.67%*
                          ==========  ==========  ==========  ==========  ==========    ==========
SUPPLEMENTAL DATA:
Net assets, end of
 period (in thousands)..  $1,968,516  $1,791,760  $1,428,724  $1,220,440  $1,287,061    $1,221,461
                          ==========  ==========  ==========  ==========  ==========    ==========

--------
+ Commencement of Operations.
* Annualized.

                                 Treasury Fund

                               YIELD INFORMATION

  Set forth below is yield information as to the annualized and compounded annualized yield for the indicated seven-day periods.

                                                       SEVEN-DAY PERIOD ENDED
                                                     ---------------------------
                                                     MARCH 31, 1997 MAY 31, 1997
                                                     -------------- ------------
Annualized Yield:
  Including gains and losses........................      4.65%         4.81%
  Excluding gains and losses........................      4.65%         4.75%
Compounded Annualized Yield.........................      4.76%         4.86%
Average Maturity of Portfolio at End of Period......    65 days       73 days

  The yield of the Treasury Fund refers to the income generated by an investment in the Treasury Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that period is assumed to be generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield (which excludes gains and losses) is calculated similarly but, when annualized, the income earned by an investment in the Treasury Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

  The yield on Treasury Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Treasury Fund of future yields or rates of return on its shares. The Treasury Fund's yield is affected by changes in interest rates on Treasury securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Treasury Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

  On occasion, the Treasury Fund may compare its yield to (i) yield data reported by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data reported by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, (v) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or (vi) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of the Treasury Fund's yield or relative performance for any future period.

                                 Treasury Fund

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Treasury Fund are to seek preservation of capital, liquidity and current income available from investing exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury. There can be no assurance that the investment objectives of the Treasury Fund will be realized.

  Preservation of capital is a prime investment objective of the Treasury Fund and the direct U.S. Treasury obligations in which it will invest are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Treasury obligations have generally had lower rates of return than other money market securities with less safety.

  For purposes of its investment objectives, the Treasury Fund defines short-term marketable securities which are direct obligations of the U.S. Treasury as any U.S. Treasury obligations having maturities of no more than 762 days (25 months). The dollar-weighted average maturity of the Treasury Fund's portfolio will not exceed 90 days. During the year ended March 31, 1997, the average maturity of the Treasury Fund's portfolio ranged from 49 days to 81 days.

  Investment in Treasury Fund shares offers several potential benefits. The Treasury Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short-term U.S. Treasury obligations utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in U.S. Treasury securities, such as coordinating maturities and reinvestments, and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

  Forward Commitments. The Treasury Fund may purchase or sell portfolio securities on a forward commitment basis at fixed purchase or sale terms. The purchase of portfolio securities on a forward commitment basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields increase, the value of the securities purchased on a forward commitment basis will generally decrease. A separate account of the Treasury Fund will be established with its custodian consisting of cash or Treasury securities having a market value at all times at least equal to the amount of the forward purchase commitment. The Treasury Fund may also sell securities on a forward commitment basis. By doing so, the Fund foregoes the opportunity to sell such securities at a higher price should they increase in value between the trade and settlement dates.

  Investment Restrictions. The Treasury Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Treasury Fund's outstanding voting securities as defined in the Investment Company Act. Among the more significant restrictions, the Treasury Fund may not purchase any securities other than direct obligations of the U.S. Treasury with remaining maturities of 762 days (25 months) or less.

                                 Treasury Fund

                      [This Page Intentionally Left Blank]

                                   APPENDIX

  This Appendix constitutes a part of the Prospectuses of CMA Money Fund (the "Money Market Fund"), CMA Government Securities Fund (the "Government Fund"), CMA Tax-Exempt Fund (the "Tax-Exempt Fund") and CMA Treasury Fund (the "Treasury Fund"). The Money Market Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund are referred to in this Appendix collectively as the "Funds." Unless otherwise indicated, the information set forth herein is applicable to each Fund. Management of the Funds has considered the possibility that the use of a combined prospectus may subject one Fund to liability for an alleged misstatement relating to another Fund. Management believes that this possibility is remote.

  As described in the description of the Merrill Lynch Cash Management Account program, a subscriber to CMA financial services may also elect to have free credit balances in CMA accounts deposited in individual money market deposit accounts established for such subscriber at designated depository institutions pursuant to the Insured Savings SM Account (the "Insured Savings Account"). In addition, investors may also have their free credit balances invested in certain series of CMA Multi-State Municipal Series Trust (the "CMA State Funds"), each of which is designed to provide income that is exempt from Federal income taxes, personal income taxes of the designated state and, in certain instances, local income taxes. For more information about the CMA State Funds, investors should contact their Merrill Lynch Financial Consultants. The Funds, the CMA State Funds and the Insured Savings Account are collectively referred to in this Appendix as the Money Accounts. However, this Appendix does not purport to describe the Insured Savings Account or the CMA State Funds. Prospective participants in the Insured Savings Account are referred to the fact sheet with respect thereto which is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and prospective investors in the CMA State Funds are referred to the prospectuses for those funds which are available from Merrill Lynch.

                              PURCHASE OF SHARES

  The shares of the Funds are offered to participants in the CMA program to provide a medium for the investment of free credit balances held in CMA accounts and to individual investors maintaining accounts directly with the Funds' Transfer Agent. Persons subscribing to CMA services will have free credit balances invested in shares of the Money Market Fund, the Government Fund, the Tax-Exempt Fund or the Treasury Fund, depending on which Fund has been designated by the participant as the primary investment account (the "Primary Money Account"). Alternatively, subscribers may designate the Insured Savings Account or one of the CMA State Funds as their Primary Money Account.

  Purchases of shares of a Fund designated as the Primary Money Account will be made pursuant to the CMA automatic or manual purchase procedures described below. Purchases of shares of the Funds may also be made by investors maintaining accounts with the Funds' Transfer Agent pursuant to the procedures described below.

  The purchase price for shares of the Funds is the net asset value per share next determined after receipt by a Fund of an automatic or manual purchase order in proper form. Shares purchased will receive the next dividend declared after such shares are issued which will be immediately prior to the 12 noon, New York time, pricing on the following business day. A purchase order will not be effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when free credit balances held in CMA accounts become available to the Funds). There are no minimum investment requirements for subscribers to the Cash Management Account program other than for manual purchases.

PURCHASE OF SHARES BY CASH MANAGEMENT ACCOUNT SUBSCRIBERS

  Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Consultants. At that time, a subscriber may instruct his or her Financial Consultant to redeem shares of a Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

  Automatic Purchases. Free credit balances arising in a CMA account are automatically invested in shares of a Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free credit balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free credit balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to the Funds and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of shares of Merrill Lynch Ready Assets Trust and Merrill Lynch U.S.A. Government Reserves and from the sale of securities settling on a same day basis also become available to the Funds and will be invested in shares on the next business day following receipt. Free credit balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to the Funds and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free credit balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Consultant for information concerning the local office's cashiering deadline, which is dependent on such office's arrangements with its commercial banks. Free credit balances of less than $1,000 are invested in shares in the automatic weekly sweep. Free credit balances of $1.00 or more are invested daily in certain accounts including those established under the Working Capital Management(TM) account program or the CMA for Retirement Plans program. Additional information on these programs is available from Merrill Lynch.

  Manual Purchases. Subscribers to the CMA service may make manual investments of $1,000 or more at any time in shares of a Fund not selected as their Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA customers who enter manual purchase orders which include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA customers desiring further information on this method of purchasing shares should contact their Merrill Lynch Financial Consultants.

  Merrill Lynch reserves the right to terminate a subscriber's participation in the Cash Management Account program for any reason.

  All purchases of the Funds' shares and dividend reinvestments will be confirmed to Cash Management Account subscribers (rounded to the nearest share) in the transaction statement which is sent to all participants in such Account monthly.

PURCHASE OF SHARES BY NON-CASH MANAGEMENT ACCOUNT SUBSCRIBERS

  Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds' Transfer Agent who are not subscribers to the Cash Management Account program. Shareholders of the Funds not subscribing to such program will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or the automatic investment of free credit balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

  Payment to the Transfer Agent. Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from Merrill Lynch Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

  As described under "Investment Objectives and Policies" in its Prospectus, the Tax-Exempt Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund's shareholders to issue additional shares. If sales of shares of the Tax-Exempt Fund are suspended, shareholders who have designated such Fund as their Primary Money Account will be permitted to designate the Money Market Fund, the Government Fund, the Treasury Fund, one of the CMA State Funds (if available) or the Insured Savings Account as their Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free credit balances in such accounts in shares of the Money Market Fund, the Government Fund or the Treasury Fund.

  Each Fund has entered into a Distribution Agreement with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for the Fund.

  Each Fund has adopted a Distribution and Shareholder Servicing Plan (each, a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") pursuant to which Merrill Lynch receives a distribution fee under the Distribution Agreement from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of such Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts at Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of the Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch Financial Consultants will be excluded. The fees reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fees are paid. The distribution fee is to compensate Merrill Lynch

Financial Consultants and other directly involved branch office personnel for selling shares of each Fund and for providing direct personal services to shareholders. For the fiscal year ended March 31, 1997, $63,097,234 was paid to Merrill Lynch pursuant to the Distribution Plans: $46,767,555 by the Money Market Fund, $4,103,537 by the Government Fund, $9,788,070 by the Tax-Exempt Fund and $2,438,072 by the Treasury Fund. The annual fee paid to Merrill Lynch for the fiscal year ended March 31, 1996 aggregated 0.125% of average daily net assets of each Fund.

                             REDEMPTION OF SHARES

  Each Fund is required to redeem for cash all full and fractional shares of the Fund. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the 12 noon, New York time, pricing on any business day, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, New York time, the redemption will be effective on the next business day and payment will be made on such next day.

REDEMPTION OF SHARES BY CASH MANAGEMENT ACCOUNT SUBSCRIBERS

  Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa card purchases, card advances (which may be obtained through participating banks and automated teller machines) or checks written against the Visa Account. Each CMA account will be automatically scanned for debits each business day prior to 12 noon, New York time. After application of any free credit balances in the account to such debits, shares of the Funds (or the CMA State Funds, if applicable) will be redeemed at net asset value at the 12 noon, New York time pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa Account. Automatic redemptions or withdrawals will be made first from the participant's Primary Money Account and then, to the extent necessary, from Money Accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account which the participant first established. Margin loans through the Investor CreditLine SM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through Money Accounts, and shares of the Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

  Merrill Lynch, in conjunction with an affiliate, offers a modified feature, the CMA Visa(R) Gold Program, to the CMA account for individual shareholders. Participants in the CMA Visa(R) Gold Program may purchase goods or services at participating merchants with the Visa(R) Gold card. Such purchases may be paid for by automatic debit on the fourth Wednesday of each month. See the Merrill Lynch Cash Management Account Program Description for more information concerning the CMA Visa(R) Gold Program.

  As set forth in the current description of the CMA program, a participant whose Securities Account is a margin account through the Investor CreditLineSM service may designate a minimum balance to be maintained in shares of the Funds or the CMA State Funds or deposits made pursuant to the Insured Savings Account (the "Minimum Money Accounts Balance"). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the Securities Account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.

  Shareholders of the Funds may arrange to have periodic investments made in certain other mutual funds sponsored by Merrill Lynch through the CMA Automated Investment Program. Under this program, the shareholder's Money Account will be automatically debited at periodic intervals in an amount of $250 or more, as selected by the shareholder, and investment made in the fund the shareholder has designated. Further information on this program is available from Merrill Lynch.

  Manual Redemptions. Shareholders may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Funds' Transfer Agent. Cash proceeds from the manual redemption of Fund shares will be ordinarily mailed to the shareholder at his or her address of record, or upon request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose name the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. CMA customers desiring to effect manual redemptions should contact their Merrill Lynch Financial Consultants.

  All redemptions of Fund shares will be confirmed to Cash Management Account subscribers (rounded to the nearest share) in the CMA Transaction Statement which is sent to all CMA participants monthly.

REDEMPTION OF SHARES BY NON-CASH MANAGEMENT ACCOUNT SUBSCRIBERS

  Shareholders may redeem shares of the Funds held in a Merrill Lynch securities account directly by submitting a written notice of redemption to Merrill Lynch, which will submit the requests to the Funds' Transfer Agent as described above under "Redemption of Shares--Redemption of Shares by Cash Management Account Subscribers--Manual Redemptions."

  Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of the Funds by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to the Funds or Merrill Lynch. If inadvertently sent to the Funds or Merrill Lynch, such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent by the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

                               ----------------

  At various times the Funds may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, the Funds reserve the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

  Merrill Lynch, in conjunction with another subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital ManagementTM account ("WCMA(R) account"), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program, as well as information concerning charges for participation in the program, is available from Merrill Lynch.

  Participants in the WCMA program are able to invest funds in one or more of the Funds designated by them. Checks and other funds transmitted to a WCMA account will generally be applied, first to the payment of pending securities transactions or other charges in the participant's securities account, second, to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

  From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA account may not be available in such programs. For more information on the services available under such programs, participants should contact their financial consultants.

                            MANAGEMENT OF THE FUNDS

TRUSTEES

  The Trustees of each Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees of each Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of each Fund are:

  Arthur Zeikel*--President of Fund Asset Management, L.P. (the "Investment
   Adviser") and its affiliate, Merrill Lynch Asset Management, L.P. ("MLAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; Director of Merrill Lynch Funds Distributor, Inc.

  Ronald W. Forbes--Professor of Finance, School of Business, State
   University of New York at Albany.

  Cynthia A. Montgomery--Professor of Competition and Strategy, Harvard
   Business School.

  Charles C. Reilly--Former Adjunct Professor, Columbia University Graduate
   School of Business.

  Kevin A. Ryan--Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.

  Richard R. West--Dean Emeritus, New York University, Leonard N. Stern
   School of Business Administration.
--------
* Interested person, as defined in the Investment Company Act, of each Fund.

INVESTMENT ADVISORY ARRANGEMENTS

  The Investment Adviser is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Investment Adviser or an affiliate of the Investment Adviser, MLAM, acts as the investment adviser for more than 140 registered investment companies and provides investment advisory services to individuals and institutional accounts. As of May 31, 1997, MLAM and the Investment Adviser had a total of approximately $252.5 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

  The investment advisory agreements with the Investment Adviser (the "Investment Advisory Agreements") provide that, subject to the direction of the Trustees, the Investment Adviser is responsible for the actual management of the Funds' portfolios and constantly reviews the Funds' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to the review of the Board of Trustees. The Investment Adviser performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

  As compensation for its services under the Investment Advisory Agreements, the Investment Adviser receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

  The following table sets forth information as to the advisory fees paid by each Fund for the fiscal year ended March 31, 1997. The information does not include amounts paid under each Fund's Distribution Plan to Merrill Lynch.

                                             FISCAL YEAR ENDED MARCH 31, 1997
                                            ----------------------------------
                                                          AVERAGE
                                             FEE PAID   NET ASSETS  EFFECTIVE
CMA FUND                                    (MILLIONS)  (BILLIONS)   FEE RATE
--------                                    ----------- ----------- ----------
Money Market...............................   $     143.7 $     37.9       0.38%
Government.................................   $      13.5 $      3.3       0.40%
Tax-Exempt.................................   $      30.8 $      8.0       0.39%
Treasury...................................   $       8.3 $      2.0       0.42%

  The Investment Advisory Agreements obligate each Fund to pay certain expenses incurred in its operations, including, among other things, the investment advisory fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to each of the Funds by the Investment Adviser, and each Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended March 31, 1997, the amounts of such reimbursement paid by the Money Market Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund aggregated $1,408,811, $220,479, $406,090 and $154,234, respectively. For the fiscal year ended March 31, 1997, the ratio of total expenses to average net assets was 0.56% for the Money Market Fund, 0.56% for the Government Fund, 0.55% for the Tax-Exempt Fund and 0.59% for the Treasury Fund (excluding payments under the Funds' Distribution Plans).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a subsidiary of ML & Co., acts as the Funds' Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $10.00 per account and the Transfer Agent is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a wholly-owned subsidiary of ML & Co. For the year ended March 31, 1997, the total fee paid by each Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $15,034,795 by the Money Market Fund, $551,291 by the Government Fund, $1,466,306 by the Tax-Exempt Fund and $357,015 by the Treasury Fund.

                            PORTFOLIO TRANSACTIONS

  The portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Such portfolio securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Funds are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission (the "Commission"). Affiliated persons of a Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

  The Commission has issued exemptive orders permitting the Money Market Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund to conduct certain principal transactions with Merrill Lynch Government Securities Inc., its subsidiary Merrill Lynch Money Markets Inc. and Merrill Lynch, subject to certain terms and conditions. During the fiscal year ended March 31, 1997, the Money Market Fund engaged in 184 transactions pursuant to such orders aggregating approximately $11.7 billion; the Government Fund engaged in 4 transactions pursuant to such orders aggregating approximately $469.0 million; the Tax-Exempt Fund engaged in 31 transactions pursuant to such orders aggregating approximately $773.4 million; the Treasury Fund engaged in 15 transactions pursuant to such orders aggregating approximately $353.9 million.

                                   DIVIDENDS

  All of the net income of each Fund is declared as dividends daily. Each Fund's net income for dividend purposes is determined by the Investment Adviser at 12 noon, New York time, on each day the New York Stock Exchange or New York banks are open for business immediately prior to the determination of the Fund's net asset value on that day (see "Determination of Net Asset Value"). Net income of the Money Market Fund, the Government Fund and the Treasury Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less the estimated expenses of the Fund (including the fees payable to the Investment Adviser) applicable to that dividend period and (iii) plus or minus all realized gains and losses on the portfolio securities. Net income of the Tax-Exempt Fund (from the time of the immediately preceding determination thereof) consists of interest accrued and/or original issue discount earned, less amortization of premium and the estimated expenses of the Tax-Exempt Fund (including the fees payable to the Investment Adviser) applicable to that dividend period. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected in the Tax-Exempt Fund's net assets and are not included in net income. Dividends are declared and reinvested daily in the form of additional full and fractional shares of the Funds at net asset value.

                       DETERMINATION OF NET ASSET VALUE

  The net asset value of each Fund is determined by the Investment Adviser once daily, immediately after the daily declaration of dividends, as of 12 noon, New York time, on each day the New York Stock Exchange or New York banks are open for business.

  The net asset value of the Money Market Fund, the Government Fund and the Treasury Fund is determined pursuant to the "penny-rounding" method by adding the fair value of all securities and other assets in each

Fund, deducting such Fund's liabilities and dividing by the number of shares of that Fund outstanding. The result of this computation will be rounded to the nearest whole cent. It is anticipated that the net asset value per share will remain constant at $1.00 per share, but no assurance can be offered in this regard. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with remaining maturities of 60 days or less will be valued on an amortized cost basis, i.e. by valuing the instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Other securities held by the Money Market Fund, the Government Fund and the Treasury Fund will be valued at their fair value as determined in good faith by or under direction of the Board of Trustees.

  The Tax-Exempt Fund values its portfolio securities based on their amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                                     TAXES

  The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund so qualifies, such Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

TAXATION OF MONEY MARKET FUND, GOVERNMENT FUND AND TREASURY FUND DIVIDENDS

  Dividends paid by the Money Market Fund, the Government Fund and the Treasury Fund from their ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned shares of such Fund. Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. Not later than 60 days after the close of its taxable year, each such Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends.

TAXATION OF TAX-EXEMPT FUND DIVIDENDS

  To the extent that the dividends distributed to the Tax-Exempt Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by such Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. The Tax-Exempt Fund will inform shareholders annually as to the portion of the Tax-Exempt Fund's distributions which constitutes exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry shares of the Tax-Exempt Fund is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Tax-Exempt Fund should consult their tax advisers before purchasing Fund shares.

  To the extent that the Tax-Exempt Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Tax Exempt Fund shares. All or a portion of the Tax-Exempt Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of the Tax-Exempt Fund, to an alternative minimum tax. The Tax-Exempt Fund will purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Tax-Exempt Fund.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Tax-Exempt Fund) during the taxable year.

GENERAL

  If the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by such Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Distributions by the Funds, whether from exempt interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

  If the value of assets held by the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in respective shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions paid by the Money Market Fund, the Government Fund and the Treasury Fund, including distributions reinvested in additional shares of the affected Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to such Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of any of the Funds will be disallowed if shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether and what percentage of dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in any of the Funds.

                            ADDITIONAL INFORMATION

ORGANIZATION OF THE FUNDS

  The Money Market Fund, the Government Fund and the Tax-Exempt Fund are unincorporated business trusts organized on June 5, 1989 under the laws of Massachusetts. The Money Market Fund is the successor to a Massachusetts business trust organized on September 19, 1977, the Government Fund is the successor to a Massachusetts business trust organized on August 3, 1981 and the Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Treasury Fund is an unincorporated business trust organized on October 24, 1990 under the laws of Massachusetts. Each Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of a single class. Upon liquidation of any of the Funds, shareholders of that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares are fully paid and nonassessable by the Funds. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and to vote in the election of Trustees and on other matters submitted to the vote of shareholders.

  The Declarations of Trust do not require that the Funds hold annual meetings of shareholders. However, each Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of such Fund. Each Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. Each Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the related Fund or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

  The Declarations of Trust establishing the Funds refer to the Trustees under the Declarations of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of any of the Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of any Fund but the Trust Property only shall be liable. Copies of the Declarations of Trust, together with all amendments thereto, are on file in the office of the Secretary of the Commonwealth of Massachusetts.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of such Fund's Prospectus.

REPORTS TO SHAREHOLDERS

  The fiscal year of each Fund ends on the last day of March of each year. Each Fund will send to its shareholders at least semi-annually reports showing its portfolio securities and other information. An annual report containing financial statements audited by independent auditors is sent to shareholders each year.

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

      Merrill Lynch Financial Data Services, Inc.
      P.O. Box 45290
      Jacksonville, FL 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

                               Investment Adviser
                             Fund Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  Distributor
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             World Financial Center
                                  North Tower
                                250 Vesey Street
                            New York, New York 10281

                                   Custodian
                      State Street Bank and Trust Company
                                 P.O. Box 1713
                          Boston, Massachusetts 02101

                                 Transfer Agent
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              Independent Auditors
                             Deloitte & Touche LLP
                                117 Campus Drive
                          Princeton, New Jersey 08540

                                    Counsel
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

No person has been authorized to give any information or to make any representations, other than those contained in these Prospectuses, in connection with the offers contained therein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds, the Investment Adviser or Merrill Lynch, Pierce, Fenner & Smith Incorporated. These Prospectuses do not constitute an offering in any state in which such offering may not lawfully be made.

                                                           Code #10117-0797

--------------------------------------------------------------------------------
CMA MONEY FUND
CMA GOVERNMENT
  SECURITIES FUND
CMA TAX-EXEMPT
  FUND
CMA TREASURY FUND
--------------------------------------------------------------------------------
PROSPECTUSES

--------------------------------------------------------------------------------

                 CMA(R)

The enclosed prospectuses describe four fully managed money market funds. Shares of the Funds are offered to participants in the Cash Management Account(R) ("CMA(R) account") program of Merrill Lynch, Pierce, Fenner & Smith Incorporated and to investors maintaining accounts directly with the Transfer Agent.

Investors should be aware that the Cash Management Account service is not a bank account and that a shareholder's investment in the Funds is not insured by any governmental agency. As with any investment in securities, the value of a shareholder's investment in the Funds may fluctuate.

Principal Office of the Funds 800 Scudders Mill Road Plainsboro, New Jersey
08536

                                                              July 18, 1997
--------------------------------------------------------------------------------


                                                            [LOGO] MERRILL LYNCH

STATEMENT OF ADDITIONAL INFORMATION
                                CMA MONEY FUND
                        CMA GOVERNMENT SECURITIES FUND
                              CMA TAX-EXEMPT FUND
                               CMA TREASURY FUND
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  CMA Money Fund (the "Money Market Fund"), CMA Government Securities Fund (the "Government Fund"), CMA Tax-Exempt Fund (the "Tax-Exempt Fund") and CMA Treasury Fund (the "Treasury Fund") are no-load money market funds whose shares are offered to participants in the Cash Management Account(R) ("CMA" or "CMA(R) account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities account or margin securities account ("Securities Account") which is linked to the Money Market Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund (collectively, the "Funds"), money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa(R) Account"). In addition, investors may have their free credit balances invested in certain series of CMA Multi-State Municipal Series Trust, each of which is designed to provide income that is exempt from taxation in a particular state (the "CMA State Funds"). Merrill Lynch markets its margin account under the name Investor CreditLineSM service.

  A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Subject to the conditions described in the Prospectuses referred to below, free credit balances in the Securities Account of CMA participants will be invested periodically in shares of one of the four Funds. This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization through the Visa(R) Account.

  Merrill Lynch charges an annual program participation fee, presently $100 for individuals, for the CMA service (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa(R) Gold Program at any time. The shares of each Fund also may be purchased without the imposition of the annual program participation fee by investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more. Such investors will not receive any of the additional services available to CMA program subscribers, such as a Visa card/check account or the automatic investment of free credit balances.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
Investment Objectives and Policies..   2
  Money Market Fund.................   2
  Government Fund...................   5
  Tax-Exempt Fund...................   5
  Treasury Fund.....................   8
Management of the Funds.............   8
Purchase and Redemption of Shares...  13
Portfolio Transactions..............  14
Determination of Net Asset Value....  16
Yield Information...................  17
Taxes...............................  18

                                       PAGE
                                       ----
General Information...................  21
Appendix..............................  24
Description of Commercial Paper, Bank
 Money Market Instruments and
 Corporate Bond Ratings...............  24
Financial Statements
  Money Market Fund...................  29
  Government Fund.....................  42
  Tax-Exempt Fund.....................  48
  Treasury Fund.......................  69

  This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectuses of the Funds dated July 18, 1997 (the "Prospectuses"), which have been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing to the Funds at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectuses.

                               ---------------

  The date of this Statement of Additional Information is July 18, 1997.

                      INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUND

  The Money Market Fund is a no-load money market fund. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Money Market Fund for a discussion of the investment objectives and policies of such Fund.

  As discussed in its Prospectus, the Money Market Fund may invest in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under a week. The Money Market Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, the Money Market Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Money Market Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Money Market Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Money Market Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Money Market Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time, the Money Market Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

  Also, as discussed in the Prospectus, the Money Market Fund may invest in obligations issued by commercial and savings banks and savings and loan associations. The obligations of commercial banks may be issued by U.S. banks, foreign branches or subsidiaries of U.S. banks ("Eurodollar" obligations) or U.S. branches or subsidiaries of foreign banks ("Yankeedollar" obligations). In addition, the Money Market Fund may also invest in other U.S. dollar-denominated obligations of foreign depository institutions and their subsidiaries. Eurodollar and Yankeedollar obligations must be general obligations of the parent bank. The obligations of other foreign depository institutions and their subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Money Market Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers.

  Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States and the Money Market Fund may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Money Market Fund held overseas will be held by foreign branches of the Money Market Fund's custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act").

  The investment adviser of the Money Market Fund, Fund Asset Management, L.P. (the "Investment Adviser"), will carefully consider the above factors in making investments in Eurodollar obligations and Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Money Market Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

  The Money Market Fund may enter into reverse repurchase agreements, as discussed in its Prospectus. The Money Market Fund will use the proceeds of reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreements. The Money Market Fund will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

  The Money Market Fund's investments in U.S. Government and Government agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. The Money Market Fund's other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short-term rating, or that have been issued by issuers that have received a short-term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of the Money Fund. Currently, there are six NRSROs:
Duff & Phelps Inc., Fitch Investors Service, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson Bankwatch, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services. The Money Market Fund will determine the remaining maturity of investments in which it invests in accordance with Commission regulations.

  As described in its Prospectus, the Money Market Fund may invest in variable amount master demand notes. These are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest.

  In addition to the investment restrictions set forth in its Prospectus, the Money Market Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Money Market Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Money Market Fund may not: (1) make investments for the purpose of exercising control or management;
(2) underwrite securities issued by other persons; (3) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (4) purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (5) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (6) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (7) make loans to other persons, provided that the Money Market Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it pursuant to (8) below; (8) lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans are made according to the guidelines set forth below; (9) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (The borrowing provisions shall not apply to reverse repurchase agreements.) [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Money Market Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Money Market Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]; (10) mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above) as security for indebtedness any securities owned or held by the Money Market Fund except as may be necessary in connection with borrowings referred to in investment restriction (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Market Fund's net assets, taken at market value; (11) invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities; (12) invest in securities of issuers (other than issuers of U.S. Government agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities; (13) enter into reverse repurchase agreements if, as a result thereof, the Money Market Fund's obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase arrangements); and (14) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Money Market Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

  Lending of Portfolio Securities. Subject to investment restriction (8) above, the Money Market Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Money Market Fund. Such loans will be terminable at any time. The Money Market Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Money Market Fund may pay reasonable fees in connection with the arranging of such loans.

GOVERNMENT FUND

  The Government Fund is a no-load money market fund. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Government Fund for a discussion of the investment objectives and policies of such Fund.

  As discussed in its Prospectus, the Government Fund may invest in U.S. Government securities pursuant to repurchase agreements. Reference is made to "Investment Objectives and Policies--Money Market Fund" herein for a discussion of such repurchase agreements.

  In addition to the investment restrictions set forth in its Prospectus, the Government Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Government Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Government Fund may not:
(1) act as an underwriter of securities issued by other persons; (2) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (3) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (4) make loans to other persons, provided that the Government Fund may purchase short-term marketable securities which are direct obligations of the U.S. Government or enter into repurchase agreements pertaining thereto; (5) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Government Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Government Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]; and (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Government Fund except as may be necessary in connection with borrowings mentioned in (5) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Government Fund's net assets, taken at market value.

TAX-EXEMPT FUND

  The Tax-Exempt Fund is a no-load tax-exempt money market fund. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Tax-Exempt Fund for a discussion of the investment objectives and policies of such Fund.

  As discussed in its Prospectus, the Tax-Exempt Fund may invest in variable rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations which utilize a floating or variable interest rate adjustment formula and provide an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest rates are adjustable at periodic intervals to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are frequently based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

  The Tax-Exempt Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically commercial banks

("institutions"). Participating VRDNs provide the Tax-Exempt Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDN is backed by an irrevocable letter of credit or similar commitment of the institution. The Tax-Exempt Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

  The Tax-Exempt Fund has been advised by its counsel that the interest received on Participating VRDNs will be treated as interest from tax-exempt obligations as long as the Tax-Exempt Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Tax-Exempt Fund will not invest more than a limited amount of its total assets in Participating VRDNs.

  The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short-term Tax-Exempt Securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates. Because of the interest rate adjustment formula on VRDNs (including Participating VRDNs), the VRDNs are not comparable to fixed rate securities. The Tax-Exempt Fund's yield on VRDNs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods when prevailing interest rates have increased, the Tax-Exempt Fund's yield on VRDNs will increase and its shareholders will have a reduced risk of capital depreciation.

  The Tax-Exempt Fund's portfolio of investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which
(i) are secured by a pledge of the full faith and credit of the United States or (ii) are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. The Tax-Exempt Fund's investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Tax-Exempt Fund. Currently, there are three NRSROs which rate municipal obligations: Fitch Investors Service, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. Certain tax-exempt obligations (primarily VRDNs and Participating VRDNs) may be entitled to the benefit of standby letters of credit or similar commitments issued by financial institutions and, in such instances, the Board of Trustees and the Investment Adviser will take into account the obligation of the financial institution in assessing the quality of such instrument. The Tax-Exempt Fund may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Tax-Exempt Securities and such ratings, see "Information Concerning Tax-Exempt Securities" in the Appendix.

  Purchase or Sale of Tax-Exempt Securities on a Delayed Delivery Basis or on a When-Issued Basis. Tax-Exempt Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis.

These transactions arise when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Tax-Exempt Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of the Tax-Exempt Fund's net assets would become so committed. Purchasing Tax-Exempt Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation will generally decrease. The Tax-Exempt Fund will maintain a separate account at its custodian consisting of cash or liquid Tax-Exempt Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  Purchase of Securities with Fixed Price "Puts." The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDNs and Participating VRDNs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value. The Tax-Exempt Fund does not currently intend to enter into fixed price put transactions but reserves the right to do so in the future. No such transactions will be entered into unless such transactions are permissible under applicable rules under the Investment Company Act and the Trustees of the Tax-Exempt Fund have approved the proposed terms of such transactions.

  In addition to the investment restrictions set forth in its Prospectus, the Tax-Exempt Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Tax-Exempt Fund's outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Tax-Exempt Fund may not:
(1) make investments for the purpose of exercising control or management; (2) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (3) purchase or sell real estate (provided that such restriction shall not apply to Tax-Exempt Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (4) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;
(5) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Tax-Exempt Securities subject to put options as set forth under "Investment Objectives and Policies" and "Appendix-Information Concerning Tax-Exempt Securities"; (6) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Tax-Exempt Securities (the acquisition of a portion of an issue of Tax-Exempt Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act); (7) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]; (8) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (7) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value; (9) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities; and (10) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (6) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

TREASURY FUND

  The Treasury Fund is a no-load money market fund. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Treasury Fund for a discussion of the investment objectives and policies of the Treasury Fund.

  The Treasury Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Treasury Fund's outstanding voting securities (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Treasury Fund may not:
(1) purchase any securities other than direct obligations of the U.S. Treasury having maturities of no more than 762 days (25 months), (2) act as an underwriter of securities issued by other persons; (3) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (4) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (5) make loans to other persons, provided that the Treasury Fund may purchase short-term marketable securities which are direct obligations of the U.S. Treasury; (6) borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Treasury Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Treasury Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.]; and
(7) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Treasury Fund except as may be necessary in connection with borrowings mentioned in (6) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Treasury Fund's net assets, taken at market value.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

  Information about the Trustees and executive officers of the Funds, including their ages and their principal occupations for at least the last five years, is set forth below. With the exception of six officers, the persons named below hold the same positions with each of the Funds. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (65)--President and Trustee (1)(2)--President of the Investment Adviser (which term, as used herein, includes its corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM") (which term, as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1977.

  Ronald W. Forbes (56)--Trustee (2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989.

  Cynthia A. Montgomery (44)--Trustee (2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

  Charles C. Reilly (66)--Trustee (2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania, from 1989 to 1990; Partner, Small Cities Cable Television since 1986.

  Kevin A. Ryan (64)--Trustee (2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

  Richard R. West (59)--Trustee (2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), and Alexander's Inc. (real estate company).

  Terry K. Glenn (56)--Executive Vice President (1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

  Vincent R. Giordano (52)--Senior Vice President of the Tax-Exempt Fund
(1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

  Joseph T. Monagle, Jr. (48)--Senior Vice President of the Money Market Fund, the Government Fund and the Treasury Fund (1)(2)--Senior Vice President of the Investment Adviser and MLAM since 1990; Senior Vice President of Princeton Services since 1993.

  Donald C. Burke (37)--Vice President (1)(2)--Vice President and Director of Taxation of the Investment Adviser since 1990.

  Donaldo S. Benito (51)--Vice President of the Government Fund (1)--Vice President of MLAM since 1986; Assistant Vice President of MLAM from 1984 to 1986.

  Peter J. Hayes (38)--Vice President of the Tax-Exempt Fund (1)(2)--Vice President of MLAM since 1988.

  Marie Heumiller (32)--Vice President of the Treasury Fund (1)(2)--Vice President and Portfolio Manager of MLAM since 1991; employed by MLAM since 1985.

  Kenneth A. Jacob (46)--Vice President of the Tax-Exempt Fund (1)(2)--Vice President of MLAM since 1984.

  Kevin J. McKenna (40)--Vice President of the Money Market Fund, the Government Fund and the Treasury Fund (1)(2)--Vice President of MLAM since 1985.

  Helen Marie Sheehan (37)--Vice President of the Tax-Exempt Fund (1)(2)--Vice President of MLAM since 1991; Assistant Vice President of MLAM from 1989 to 1991; employee of MLAM since 1985.

  Gerald M. Richard (48)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of MLFD since 1981; Treasurer since 1984.

  Robert Harris (45)--Secretary (1)(2)--Vice President of MLAM since 1984 and attorney associated with MLAM since 1980; Secretary of MLFD since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Funds.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser.

  At May 31, 1997 the Trustees and officers of the Funds as a group (18 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of the Funds. At such date, Mr. Zeikel and the other officers of the Funds owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF TRUSTEES

  Pursuant to the terms of its Investment Advisory Agreements (the "Investment Advisory Agreements") with the Funds, the Investment Adviser pays all compensation of officers and employees of the Funds as well as the fees of all Trustees of the Funds who are affiliated persons of ML & Co. or its subsidiaries. Each Fund pays each non-interested Trustee an annual fee plus a fee for each meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. Each Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-interested Trustees. The Chairman of the Committee receives an additional annual fee of $1,000 per year. For the fiscal year ended March 31, 1997, fees and expenses paid by the Money Market Fund, the Government Fund, the Tax-Exempt Fund and the Treasury Fund to the non-interested Trustees aggregated $77,644, $40,153, $47,644 and $32,722, respectively.

  The following table sets forth for the fiscal year ended March 31, 1997 compensation paid by the Funds to the non-interested Trustees and for the calendar year ended December 31, 1996 the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM-Advised Funds") to the non-interested Trustees:

                                                                                         AGGREGATE
                                                COMPEN-                                COMPENSATION
                           COMPEN-    COMPEN-   SATION                   PENSION OR    FROM FUND AND
                           SATION      SATION    FROM      COMPEN-       RETIREMENT      MLAM/FAM-
                            FROM        FROM     TAX-      SATION     BENEFITS ACCRUED    ADVISED
                            MONEY    GOVERNMENT EXEMPT      FROM         AS PART OF    FUNDS PAID TO
    NAME OF TRUSTEE      MARKET FUND    FUND     FUND   TREASURY FUND   FUND EXPENSE    TRUSTEES(1)
    ---------------      ----------- ---------- ------- ------------- ---------------- -------------
Ronald W. Forbes(1).....   $15,200     $7,700   $ 9,200    $6,200           None         $142,500
Cynthia A.
 Montgomery(1)..........   $15,200     $7,700   $ 9,200    $6,200           None         $142,500
Charles C. Reilly(1)....   $16,200     $8,700   $10,200    $7,200           None         $293,833
Kevin A. Ryan(1)........   $15,200     $7,700   $ 9,200    $6,200           None         $142,500
Richard R. West(1)......   $15,200     $7,700   $ 9,200    $6,200           None         $272,833

--------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (25 registered investment companies consisting of 38 portfolios); Ms. Montgomery (25 registered investment companies consisting of 38 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. Ryan (25 registered investment companies consisting of 38 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

INVESTMENT ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Funds--Investment Advisory Arrangements" in the Appendix to the Prospectuses of the Funds for certain information concerning the investment advisory arrangements of the Funds.

  Subject to the direction of the Board of Trustees, the Investment Adviser is responsible for the actual management of the Funds' portfolio and constantly reviews the Funds' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to the review of the Board of Trustees. The Investment Adviser performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

  Securities held by the Funds may also be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Investment Adviser or MLAM acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Funds or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Investment Adviser or MLAM. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Investment Adviser presently receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

  Money Market Fund. For the fiscal years ended March 31, 1995, 1996 and 1997 the total advisory fees paid by the Money Market Fund to the Investment Adviser aggregated $104,060,839, $124,239,520 and $143,662,831, respectively.

  Government Fund. For the fiscal years ended March 31, 1995, 1996 and 1997 the total advisory fees paid by the Government Fund to the Investment Adviser aggregated $12,979,282, $12,987,502 and $13,466,157, respectively.

  Tax-Exempt Fund. For the fiscal years ended March 31, 1995, 1996 and 1997 the total advisory fees paid by the Tax-Exempt Fund to the Investment Adviser aggregated $29,119,924, $29,964,050 and $30,793,066, respectively.

  Treasury Fund. For the fiscal years ended March 31, 1995, 1996 and 1997 the total advisory fees paid by the Treasury Fund to the Investment Adviser aggregated $5,626,244, $7,235,779 and $8,329,150, respectively.

  The Investment Advisory Agreements obligate the Investment Adviser to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of each Fund, to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Trustees of the Funds who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see "Purchase and Redemption of Shares"), the Funds pay all other expenses incurred in their operations, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, reports, prospectuses and statements of additional information sent to current shareholders (except to the extent paid for by the Distributor), charges of the custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of non-interested Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Funds. Accounting services are provided by the Investment Adviser and each Fund reimburses the Investment Adviser for its costs in connection with such services provided to that Fund.

  For information as to the distribution fee to be paid by each Fund to Merrill Lynch pursuant to the Distribution Agreements, see "Purchase and Redemption of Shares" below.

  Duration and Termination. Unless earlier terminated as described below, each Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                       PURCHASE AND REDEMPTION OF SHARES

  Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Appendix to the Prospectuses of the Funds for certain information as to the purchase and redemption of Fund shares.

  Each Fund has entered into a distribution agreement (each, a "Distribution Agreement") with Merrill Lynch as the distributor. The Distribution Agreements obligate Merrill Lynch to pay certain expenses in connection with the offering of the shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch will also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreements described above.

  Each Fund has adopted a Distribution and Shareholder Servicing Plan (each, a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act pursuant to which Merrill Lynch receives a distribution fee under the Distribution Agreement from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of such Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts with Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch Financial Consultants will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fees are paid. The distribution fees are principally to provide compensation to Merrill Lynch Financial Consultants and other Merrill Lynch personnel for selling shares of each Fund and for providing direct personal services to shareholders of the Funds. The distribution fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch which are covered by Investment Advisory Agreements (see "Management of the Funds--Investment Advisory Arrangements") between each Fund and the Investment Adviser.

  The Trustees believe that each Fund's expenditures under its Distribution Plan benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares. For the years ended March 31, 1995, 1996 and 1997, the Money Market Fund paid $34,206,694, $40,955,813 and $46,767,555, respectively, to Merrill Lynch pursuant to its Distribution Plan. For the years ended March 31, 1995, 1996 and 1997, the Government Fund paid $4,013,060, $4,027,066 and $4,103,537, respectively, to Merrill Lynch pursuant to its Distribution Plan. For the years ended March 31, 1995, 1996 and 1997, the Tax-Exempt Fund paid $9,357,280, $9,683,869 and $9,788,070, respectively, to Merrill Lynch pursuant to its Distribution Plan. For the years ended March 31, 1995, 1996 and 1997, the Treasury Fund paid $1,575,699, $2,115,419 and $2,438,072, respectively, to Merrill Lynch pursuant to the Distribution Plan. All of the amounts expended under the Distribution Plans for the years ended March 31, 1995, 1996 and 1997 were allocated to Merrill Lynch Financial Consultants, other Merrill Lynch personnel and related administrative costs.

  Among other things, each Distribution Plan provides that Merrill Lynch shall provide and the Trustees of each Fund shall review quarterly reports of the distribution expenses made by Merrill Lynch pursuant to the Distribution Plan. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the related Fund and its shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees of the Fund who are not "interested persons" of the Fund as defined in the

Investment Company Act ("Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of each Fund. Finally, the Distribution Plans cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

  The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of securityholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

  Merrill Lynch has offered the CMA program since September, 1977. While no significant problems have occurred to date, no predictions can be made as to the rate of purchases and redemptions of shares which will result from the automatic features of the CMA program. The portfolio securities of the Funds are highly liquid and the Funds have the right to borrow up to 20% of their total assets on a temporary basis to meet unexpected redemptions. Nevertheless, an erratic redemption pattern could force the Investment Adviser to invest in securities or maintain an average portfolio maturity which might lessen the yield that would otherwise be available to the Funds.

                            PORTFOLIO TRANSACTIONS

  The Funds have no obligations to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trustees and officers of each Fund, the Investment Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best net results taking into account such factors as price of the securities offered, the type of transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The securities in which each Fund invests are traded primarily in the over-the-counter ("OTC") market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which the Money Market Fund, the Government Fund and the Treasury Fund invest and the tax-exempt securities in which the Tax-Exempt Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, a person affiliated with the Funds is prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, an affiliated person of the Funds may not serve as the Funds' dealer in connection with such transactions, except pursuant to the exemptive order described below. However, affiliated persons of the Funds may serve as the Funds' broker in OTC transactions conducted on an agency basis. The Funds may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.

  The Commission has issued an exemptive order permitting the Money Market Fund, the Government Fund and the Treasury Fund to conduct principal transactions with Merrill Lynch Government Securities Inc. ("GSI") in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets Inc. ("MMI") in certificates of deposit and other short-term bank money market instruments and commercial paper and with Merrill Lynch in fixed income securities including medium-term notes. The order contains a number of conditions, including conditions designed to insure that the price to the Money Market Fund, the Government Fund and the Treasury Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed such Funds that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with the Money Market Fund, the Government Fund or the Treasury Fund no greater than its customary dealer spread for transactions of the type involved. Generally such spreads do not exceed 0.25% of the principal amount of the securities involved. During the fiscal year ended March 31, 1995, the Money Market Fund engaged in 383 such transactions aggregating approximately $23.9 billion, the Government Fund engaged in 5 such transactions aggregating approximately $174.9 million and the Treasury Fund engaged in 5 such transactions aggregating approximately $112.0 million. During the fiscal year ended March 31, 1996, the Money Market Fund engaged in 240 such transactions aggregating approximately $20.2 billion, the Government Fund engaged in no such transactions and the Treasury Fund engaged in 34 such transactions aggregating approximately $616.5 million. During the fiscal year ended March 31, 1997, the Money Market Fund engaged in 184 such transactions aggregating approximately $11.7 billion, the Government Fund engaged in 4 such transactions aggregating approximately $469.0 million; and the Treasury Fund engaged in 15 such transactions aggregating approximately $353.9 million.

  Prior to the receipt of a separate exemptive order also described below, the Tax-Exempt Fund could not purchase securities in principal transactions with Merrill Lynch, although it could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act. In 1987, the Commission issued an exemptive order permitting the Tax-Exempt Fund to conduct principal transactions with Merrill Lynch in Tax-Exempt Securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to insure that the price to the Tax-Exempt Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the Tax-Exempt Fund that it will in no way, at any time, attempt to influence or control the activities of the Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with the Tax-Exempt Fund no greater than its customary dealer spread for transactions of the type involved. During the fiscal year ended March 31, 1995, the Tax-Exempt Fund engaged in 13 principal transactions with Merrill Lynch, aggregating approximately $130.1 million. During the fiscal year ended March 31, 1996, the Tax-Exempt Fund engaged in 19 principal transactions with Merrill Lynch, aggregating approximately $360.7 million. During the fiscal year ended March 31, 1997, the Tax-Exempt Fund engaged in 31 principal transactions with Merrill Lynch, aggregating approximately $773.4 million.

  The Trustees of each Fund have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealers' spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Investment Adviser has arranged for the Funds' custodian to receive any tender offer solicitation fees on behalf of the Funds payable with respect to portfolio securities of the Funds.

  The Funds do not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

                       DETERMINATION OF NET ASSET VALUE

MONEY MARKET FUND, GOVERNMENT FUND AND TREASURY FUND

  The net asset value of the Money Market Fund, the Government Fund and the Treasury Fund is determined by the Investment Adviser at 12:00 noon, New York time, on each business day during which the NYSE or New York banks are open for business, immediately after the daily declaration of dividends. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed for New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Money Market Fund, the Government Fund and the Treasury Fund is determined under the "penny rounding" method by adding the value of all securities and other assets in each Fund's portfolio, deducting such Fund's liabilities, dividing by the number of shares of the Fund outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00 per share, but no assurance can be offered in this regard. Securities with remaining maturities of greater than 60 days for which market quotations are readily available will be valued at market value. Securities with remaining maturities of 60 days or less will be valued on an amortized cost basis. Other securities held by the Money Market Fund, the Government Fund and the Treasury Fund will be valued at their fair value as determined in good faith by or under direction of the Board of Trustees.

TAX-EXEMPT FUND

  The net asset value of the Tax-Exempt Fund for the purpose of pricing orders for the purchase and redemption of shares is determined by the Investment Adviser at 12:00 noon, New York time, on each day the NYSE or New York banks are open for business, immediately after the daily declaration of dividends. As a result of this procedure, the net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined by adding the value of all securities and other assets in the portfolio, deducting its liabilities and dividing by the number of shares outstanding. It is anticipated that the net asset value per share of the Tax-Exempt Fund will remain constant at $1.00 per share, but no assurance can be offered in this regard.

  The Tax-Exempt Fund values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Tax-Exempt Fund would receive if it sold the instrument.

                               ----------------

  In accordance with the Commission regulations applicable to the valuation of portfolio securities, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months),with the exception of U.S. Government and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). The Funds will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designated to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on a "penny rounded" basis or, in the case of the Tax-Exempt Fund, an amortized cost basis, will be reported to the Trustees of the Fund by the Investment Adviser. In the event the Trustees determine that a deviation exists with respect to any Fund that may result in material dilution or other unfair results to investors or existing shareholders of that Fund, the Fund will take such corrective action as it regards necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund's capital. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in such Fund.

  Since the net income of the Funds is determined and declared as a dividend immediately prior to each time the net asset value of each Fund is determined, the net asset value per share of the Funds normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes" below.

                               YIELD INFORMATION

  Each Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield on the Money Market Fund, the Government Fund and the Treasury Fund shares reflects, and the yield on the Tax-Exempt Fund does not reflect, realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, each Fund is required to disclose its annualized yield for certain seven-day periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. In the case of the Money Market Fund, the Government Fund and the Treasury Fund, this compounded yield calculation also reflects realized gains or losses on portfolio securities. Realized gains and losses are not reflected in the compounded yield calculation of the Tax-Exempt Fund.

  The yield on the Funds' shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on money market securities (or short-term Tax-Exempt Securities in the case of the Tax-Exempt Fund), average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Government Fund shares and Treasury Fund shares for various reasons may not be comparable to the yield on shares of other money market funds or other investments.

                                     TAXES

FEDERAL

  The Funds intend to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund so qualifies, such Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Funds intend to distribute substantially all of such income.

  Taxation of Money Market Fund, Government Fund and Treasury Fund Dividends

  Dividends paid by the Money Market Fund, the Government Fund and the Treasury Fund from their ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned the Money Market Fund, the Government Fund or the Treasury Fund shares.

  Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. Not later than 60 days after the close of their taxable years, the Money Market Fund, the Government Fund and the Treasury Fund will provide their respective shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends.

                     Taxation of Tax-Exempt Fund Dividends

  The Tax-Exempt Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Tax-Exempt Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Tax-Exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-Exempt Fund's shareholders within sixty days after the close of its taxable year. To the extent that the dividends distributed to the Tax-Exempt Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Tax-Exempt Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Fund.

  To the extent that the Tax-Exempt Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Tax-Exempt Fund shares. All or a portion of the Tax-Exempt Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of the Tax-Exempt Fund, to an alternative minimum tax. The Tax-Exempt Fund will purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of the Tax-Exempt Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's

"adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Tax-Exempt Fund.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Tax-Exempt Fund) during the taxable year.

                               General Taxation

  If the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by such Fund and received by its shareholders on December 31 of the year in which such dividend was declared. Distributions by the Funds, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

  If the value of assets held by the Money Market Fund, the Government Fund, the Treasury Fund or the Tax-Exempt Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in the respective shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions paid by the Money Market Fund, the Government Fund and the Treasury Fund, including distributions reinvested in additional shares of an affected Fund, will nonetheless be fully taxable, even if the number of shares in shareholders' accounts has been reduced as described above.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to such Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, will generally not apply to the tax-exempt income of a fund, such as the Tax-Exempt Fund, that pays exempt-interest dividends. Although the Money Market Fund, the Government Fund and the Treasury Fund intend to distribute their income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of each Fund's taxable ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, any such Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  A loss realized on a sale or exchange of shares of any of the Funds will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income dividends and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs which are derived in whole or in part from interest on U.S. Government obligations. State law varies as to whether and what percentage of dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectuses of the Funds. Shares of each Fund are fully paid and non-assessable by the Fund.

  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of a Fund, in which event the holders of the remaining shares are unable to elect any person as a Trustee. No amendment may be made to any Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the related Fund except under certain limited circumstances set forth in the Declaration of Trust.

CUSTODIAN

  State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02101 (the "Custodian"), acts as Custodian of the Funds' assets. The Custodian is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest on the Funds' investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Funds' transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of each Fund. The selection of independent auditors is subject to ratification by the shareholders of the Funds. The independent auditors are responsible for auditing the annual financial statements of the Funds.

LEGAL COUNSEL

  Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Funds.

REPORT TO SHAREHOLDERS

  The fiscal year of each Fund ends on the last day of March of each year. Each Fund will send to its shareholders at least semi-annually reports showing its portfolio and other information. An annual report containing financial statements audited by independent auditors is sent to the shareholders each year.

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

      Merrill Lynch Financial Data Services, Inc.
      P.O. Box 45290
      Jacksonville, FL 32232-5290

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements and the exhibits relating thereto, which each Fund has filed with the Commission, Washington, D.C., under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.

  The Declarations of Trust establishing the Funds refer to the Trustees under the Declarations of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of any of the Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of any Fund but the Trust Property only shall be liable. Copies of the Declarations of Trust, together with all amendments thereto, are on file in the office of the Secretary of the Commonwealth of Massachusetts.

  To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund's shares on July 9, 1997.

                                   APPENDIX

 DESCRIPTION OF COMMERCIAL PAPER, BANK MONEY MARKET INSTRUMENTS AND CORPORATE
                                 BOND RATINGS

COMMERCIAL PAPER AND BANK MONEY MARKET INSTRUMENTS

  Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's Ratings Services ("Standard & Poor's"). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the capacity for timely repayment is strong; A-2 indicates that capacity for timely repayment is satisfactory; and A-3 indicates that the capacity for timely repayment is adequate, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Moody's Investors Service, Inc. ("Moody's") employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative repayment ability of rated issuers. Prime-1 issuers have a superior ability for repayment. Prime-2 issuers have a strong ability for repayment. Prime-3 issuers have an acceptable ability for repayment.

  Commercial paper rated A.1+ by IBCA Limited or its affiliate IBCA, Inc. (together, "IBCA") are obligations supported by the highest capacity for timely repayment. Commercial paper rated A.1 are obligations supported by a strong capacity for timely repayment. Commercial paper rated A.2 are obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

  Fitch Investors Service, Inc. ("Fitch") employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. Issues assigned the rating F-1 reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned the rating F-2 indicates a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

  Duff & Phelps Credit Ratings Co. ("Duff & Phelps") employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments with very high certainty of timely payment. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

  Thomson BankWatch, Inc. ("Thomson") employs the designation TBW-1 to indicate issues regarded as having a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and indicates that while the degree of safety regarding timely repayment of principal and payment of interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

CORPORATE BONDS

  Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in small degree.

  Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Bonds rated AAA by IBCA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Bonds rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

  Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

  Bonds rated AAA by Duff & Phelps are deemed to be of the highest credit quality: the risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA indicates high credit quality: protection factors are strong, and risk is modest but may vary slightly from time to time because of economic conditions.

  Bonds rated AAA by Thomson are accorded the highest rating category which indicates that the ability to repay principal and pay interest on a timely basis is extremely high. AA is the second highest rating category and indicates a very strong ability to repay principal and pay interest on a timely basis with limited incremental risk compared to issues rated in the highest rating category.

                 INFORMATION CONCERNING TAX-EXEMPT SECURITIES

DESCRIPTION OF TAX-EXEMPT SECURITIES

  Tax-Exempt Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit, including pollution control facilities. Such obligations are included within the term Tax-Exempt Securities if the interest paid thereon is exempt from Federal income tax.

  The two principal classifications of Tax-Exempt Securities are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The portfolio may generally include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligations bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Yields on Tax-Exempt Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Tax-Exempt Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Tax-Exempt Securities in which the Tax-Exempt Fund invests to meet their obligations for the payment of interest and repayment of principal when due. There are variations in the risks involved in holding Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Tax-Exempt Securities and the obligations of the issuers of such Tax-Exempt Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Tax-Exempt Securities.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Tax-Exempt Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Tax-Exempt Fund to pay "exempt-interest dividends" would be adversely affected and the Tax-Exempt Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Taxes".

RATINGS OF MUNICIPAL NOTES AND SHORT-TERM TAX-EXEMPT COMMERCIAL PAPER

  Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the degree of safety is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that capacity for timely repayment is satisfactory. A Standard & Poor's rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity concerns and market access risks unique to notes. SP-1, the highest note rating, indicates a very strong, or strong, capacity to repay principal and pay interest. Issues that possess overwhelming safety characteristics will be given an "SP-1+" designation. SP-2, the second highest note rating, indicates a satisfactory capacity to repay principal and pay interest.

  Moody's employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody's highest rating for short-term notes and VRDOs is MIG-1/VMIG-1; MIG-1/VMIG-1 denotes "best quality", enjoying "strong protection by established cash flows"; MIG-2/VMIG-2 denotes "high quality" with margins of protection that are ample although not so large as MIG-1/VMIG-1.

  Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

RATINGS OF MUNICIPAL BONDS

  Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

  Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifier 1 to the classifications Aa through B to indicate that Moody's believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Money Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Money Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey May 7, 1997

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                        Bank Notes--6.8%
Abbey National             $ 275,000        5.312%      5/16/97       $  274,965
Treasury Services PLC++      280,000        5.59        2/25/98          279,804

American Express              30,000        5.626       6/26/97           29,998
Centurion Bank++

Bank of America,             100,000        5.64       12/29/97           99,675
Illinois                      90,000        5.63       12/30/97           89,702
                             160,000        5.95        3/24/98          159,570

Colorado National            100,000        5.442       6/18/97           99,998
Bank of Denver++

First Bank N.A.,             100,000        5.442       6/18/97           99,998
Milwaukee++                   50,000        5.372       1/22/98           49,968

First Bank System, Inc.++     50,000        5.442       8/29/97           49,998

First National Bank of       100,000        5.62        6/23/97           99,989
Boston

First National Bank of       100,000        6.00        3/24/98           99,778
Chicago

First Tennessee               25,000        5.40        4/15/97           24,999
Bank, N.A.

Harris Trust & Savings        60,000        5.32        4/14/97           60,000
                              90,000        5.30        4/15/97           89,999

KeyBank National             125,000        5.42++      8/21/97          124,971
Association                   85,000        5.50       11/20/97           84,735
                              65,000        5.85        3/11/98           64,765

Morgan Guaranty              264,000        5.615       2/19/98          263,875
Trust Co.++                  245,000        5.64        3/20/98          244,908

NBD Bank N.A., Detroit       200,000        5.78        1/30/98          199,390

Wachovia Bank of             100,000        5.312       4/01/97          100,000
North Carolina, N.A.++       150,000        5.312       4/03/97          149,999

Total Bank Notes (Cost--$2,843,124)                                    2,841,084

                                  Certificates of Deposit--0.7%

American Express              20,000        5.33        4/09/97           20,000
Centurion Bank                50,000        5.33        4/14/97           50,000

Bankers Trust Company        100,000        5.41        5/05/97           99,996

Morgan Guaranty Trust        102,000        5.92        3/19/98          101,705

U.S. National Bank of         45,000        5.33        4/11/97           45,000
Oregon

Total Certificates of Deposit (Cost--$316,953)                           316,701

                            Certificates of Deposit--European--2.4%

ABN AMRO Bank N.V.,           50,000        5.51        4/08/97           50,000
London                        20,000        5.77        5/06/97           20,003
                              30,000        5.90        3/05/98           29,908

Abbey National Treasury       20,000        5.90        3/13/98           19,938
Services PLC, London

Australia & New Zealand       30,000        5.615       4/02/97           30,000
Banking Group, London

Banco Bilbao Vizcaya,         10,000        5.44        4/24/97           10,000
London                        20,000        5.43        5/07/97           19,999

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                        Certificates of Deposit--European (concluded)
Bank of Nova Scotia,       $  33,000        5.42 %      4/10/97       $   33,001
London

Bank of Scotland,             50,000        5.65        4/03/97           50,000
London                        50,000        5.54        8/04/97           49,947

Bankers Trust                200,000        5.43        4/10/97          199,998
Company, London

Banque Nationale de           30,000        5.41        5/12/97           29,997
Paris, London

Bayerische Hypotheken-        50,000        5.44        4/07/97           50,000
und-Wechsel Bank,             50,000        5.435       4/14/97           49,999
London

Bayerische Landesbank         70,000        5.43        4/01/97           70,000
Girozentrale, London

Bayerische Vereinsbank        15,000        5.43        4/09/97           15,000
AG, London                    18,000        5.54        7/10/97           17,988

Internationale                50,000        5.56        7/21/97           49,966
Nederlanden Bank N.V.,
London

Landesbank Hessen-            50,000        5.52        7/28/97           49,959
Thuringen Girozentrale,
London

National Australia Bank,      24,000        5.43        4/07/97           24,000
London                        50,000        5.505       8/06/97           49,940
                              65,000        5.51        8/06/97           64,924

National Westminster          40,000        5.38        4/01/97           40,000
Bank PLC, London

Total Certificates of Deposit--European
(Cost--$1,024,992)                                                     1,024,567

                            Certificates of Deposit--Yankee--4.8%

ABN AMRO Bank N.V.,          100,000        5.68       12/22/97           99,706
NY                            95,000        5.70        1/06/98           94,659
                              50,000        5.60        2/20/98           49,748

Bank of Nova Scotia, NY       25,000        5.42        4/03/97           25,000
                              28,000        5.42        4/21/97           28,000

Banque Nationale de           15,000        5.42        4/24/97           15,000
Paris, NY                     76,000        5.62        6/18/97           75,989

Barclays Bank PLC,           300,000        5.63        2/27/98          298,554
NY

Bayerische Landesbank         95,000        5.61       12/30/97           94,671
Girozentrale, NY

Canadian Imperial Bank        50,000        5.35        4/14/97           50,000
of Commerce, NY               50,000        5.34        4/15/97           50,000

Commerzbank, NY               50,000        5.415       4/22/97           50,000

Deutsche Bank, NY            200,000        5.50        7/21/97          199,829
                             100,000        5.69        1/06/98           99,634
                              40,000        5.76        2/03/98           39,855
                              60,000        5.63        2/26/98           59,711

Hongkong Bank, NY            100,000        5.65        6/24/97           99,992

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                          Certificates of Deposit--Yankee (concluded)
Landesbank Hessen-          $ 64,000        5.78 %      1/27/98        $  63,805
Thuringen Girozentrale,       25,000        5.75        2/03/98           24,906
NY                            30,000        5.96        3/20/98           29,916

Rabobank Nederland,           40,400        5.50        4/28/97           40,399
NY

Royal Bank of                 87,000        5.725      10/17/97           86,860
Canada, NY                    63,000        5.77        1/27/98           62,803

Societe Generale, NY          13,000        5.62        4/01/97           13,000
                              45,000        5.45        6/04/97           44,980

Svenska                       40,000        5.34        4/03/97           40,000
Handelsbanken, NY             30,000        5.41        4/18/97           30,000

Swiss Bank Corp., NY          50,000        5.52        7/23/97           49,960

Westdeutsche Landes-          67,000        5.60        3/06/98           66,952
bank, Girozentrale, NY

Westpac Banking               40,000        5.97        6/06/97           40,001
Corp., NY

Total Certificates of Deposit--Yankee
(Cost--$2,028,126)                                                     2,023,930

                                      Commercial Paper--47.1%

ABN-AMRO North                50,000        5.32        4/01/97           49,993
America Finance Inc.         140,000        5.44        4/01/97          139,979

AC Acquisition                25,000        5.40        4/22/97           24,917
Holding Co.                   25,000        5.36        4/29/97           24,892

ARCO British Limited          11,456        5.35        4/14/97           11,432

ARCO Coal Australia Inc.      10,347        5.39        4/17/97           10,321
                              24,924        5.44        4/22/97           24,841

Allomon Funding               30,144        5.34        4/07/97           30,113
Corporation                   11,102        5.33        4/14/97           11,079

Alpine Securitization         15,641        5.28        4/03/97           15,634
Corporation                   18,439        5.33        4/03/97           18,431
                              35,323        5.34        4/08/97           35,281
                              33,193        5.28        4/10/97           33,144
                              17,000        5.34        4/17/97           16,957
                              30,404        5.35        4/17/97           30,327

American Brands, Inc.         10,000        5.31        4/10/97            9,985
                              22,000        5.45        4/14/97           21,953
                              24,000        5.34        4/16/97           23,943

American Express             100,000        5.29        4/09/97           99,868
Credit Corp.                 100,000        5.25        4/10/97           99,854
                             150,000        5.32        4/17/97          149,623
                             100,000        5.32        4/18/97           99,734
                             100,000        5.31        4/21/97           99,690
                              50,000        5.32        4/21/97           49,845
                              50,000        5.33        4/28/97           49,793

American Honda                10,000        5.28        4/02/97            9,997
Finance Corp.                 20,000        5.30        4/02/97           19,994
                              25,000        5.32        4/02/97           24,993
                              15,000        5.42        4/14/97           14,969

Apreco, Inc.                  15,700        5.35        4/08/97           15,681
                              30,000        5.35        5/12/97           29,813

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                  Commercial Paper (continued)
Asset Securitization        $ 20,000        5.30 %      4/07/97       $   19,979
Cooperative Corp.             52,000        5.35        4/07/97           51,946
                              98,000        5.30        4/08/97           97,884
                              54,072        5.26        4/10/97           53,993
                              66,153        5.32        4/14/97           66,016
                              50,000        5.32        4/16/97           49,882
                              33,875        5.38        4/16/97           33,794
                             100,000        5.32        4/17/97           99,749
                              67,000        5.34        4/17/97           66,831
                              28,900        5.33        4/22/97           28,806
                              30,000        5.33        5/05/97           29,844

Associates Corporation        50,000        5.33        4/02/97           49,985
of North America              50,000        5.33        4/03/97           49,977
                              50,000        5.30        4/07/97           49,948
                              50,000        5.32        4/07/97           49,948
                              50,000        5.30        4/08/97           49,941
                             100,000        5.26        4/10/97           99,854
                              50,000        5.30        4/14/97           49,896
                              75,000        5.34        5/01/97           74,655

Atlantic Asset                50,000        5.37        4/16/97           49,881
Securitization Corp.

Avco Financial                25,000        5.32        4/03/97           24,989
Services, Inc.                20,000        5.31        4/08/97           19,976
                              15,000        5.30        4/10/97           14,978
                              40,000        5.34        4/24/97           39,857

B.B.L. North America          28,000        5.38        4/08/97           27,967
                              72,000        5.34        4/15/97           71,840

B.B.V. Finance                50,000        5.29        4/07/97           49,948
(Delaware), Inc.

BTR Dunlop Finance Inc.       25,000        5.31        4/07/97           24,974
                              50,000        5.36        4/10/97           49,926

Banc One Corporation          25,000        5.33        4/02/97           24,992

Bank of America, FSB          50,000        5.36        7/24/97           49,093

Bank of Nova Scotia           64,000        5.32        4/21/97           63,801

Bass Finance (C.I.) Ltd.      39,000        5.27        4/21/97           38,880

Bear Stearns                 100,000        5.32        4/02/97           99,970
Companies, Inc.               20,000        5.32        4/16/97           19,953
                              25,000        5.33        4/21/97           24,922
                              75,000        5.38        7/23/97           73,651

CIT Group Holdings,           50,000        5.31        4/10/97           49,926
Inc., The                    100,000        5.25        4/14/97           99,796
                              50,000        5.30        4/23/97           49,831
                             200,000        5.56        5/13/97          198,672
                             150,000        5.56        5/14/97          148,981

CSW Credit, Inc.              27,600        5.28        4/03/97           27,588
                              21,900        5.34        4/09/97           21,871
                              18,100        5.33        4/16/97           18,057
                               8,600        5.35        4/16/97            8,580
                              21,700        5.26        4/18/97           21,643
                               7,100        5.35        4/18/97            7,081
                               8,900        5.35        4/21/97            8,872
                              18,430        5.33        4/23/97           18,367

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                    Commercial Paper (continued)
CXC Incorporated            $ 25,000        5.30 %      4/03/97       $   24,989
                              20,000        5.30        4/07/97           19,979
                              25,000        5.27        4/08/97           24,971
                              10,000        5.33        4/10/97            9,985
                              30,000        5.34        4/18/97           29,920
                              40,000        5.33        4/23/97           39,864
                              50,000        5.34        4/23/97           49,829
                              40,000        5.33        4/25/97           39,852
                              25,000        5.40        4/29/97           24,891
                              25,000        5.40        4/30/97           24,887
                              25,000        5.52        5/07/97           24,858
                              25,000        5.52        5/08/97           24,854
                              50,000        5.62        5/09/97           49,696
                              50,000        5.58        5/13/97           49,667
                              35,000        5.62        5/14/97           34,760

Caisse des Depots et          77,055        5.31        4/08/97           76,964
Consignations                172,945        5.30        5/29/97          171,358

Canadian Wheat                20,000        5.37        5/21/97           19,842
Board

Carnival Corporation          75,000        5.33        4/02/97           74,978

Caterpillar Financial         21,000        5.40        5/02/97           20,899
Services Corp.

Chase Manhattan              200,000        5.36        4/14/97          199,585
Corporation                  100,000        5.36        7/24/97           98,186

Cheltenham &                  75,000        5.37        7/24/97           73,639
Gloucester PLC

Chrysler Financial           100,000        5.36        4/02/97           99,970
Corp.                         25,000        5.35        4/03/97           24,989
                             100,000        5.34        4/09/97           99,866
                              25,000        5.61        4/30/97           24,883

Ciesco L.P.                   35,000        5.26        4/02/97           34,990
                              35,000        5.26        4/03/97           34,985
                              15,000        5.31        4/07/97           14,984
                              25,000        5.10        4/10/97           24,963
                              18,000        5.32        4/15/97           17,960
                              50,000        5.42        4/21/97           49,842
                              29,000        5.32        4/22/97           28,906
                              50,000        5.42        4/22/97           49,834
                              50,000        5.42        4/23/97           49,827

Clipper Receivables           96,261        5.33        4/16/97           96,033
Corp.                         15,586        5.40        4/23/97           15,532
                              13,153        5.55        4/25/97           13,102

Columbia / HCA                25,000        5.33        4/08/97           24,970
Healthcare Corp.              40,000        5.35        4/08/97           39,952
                              15,000        5.35        4/11/97           14,975
                              25,000        5.37        4/23/97           24,914
                              25,000        5.55        5/05/97           24,865

Commercial Credit Corp.       50,000        5.26        4/03/97           49,978
                              50,000        5.31        4/07/97           49,948
                              50,000        5.31        4/24/97           49,823

Commerzbank US                87,000        5.34        4/22/97           86,716
Finance Inc.

Commonwealth Bank             76,000        5.54        6/19/97           75,042
of Australia                  55,000        5.35        8/06/97           53,889

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                   Commercial Paper (continued)
Corporate Asset             $ 40,000        5.25 %      4/03/97       $   39,982
Funding Co. Inc.              40,000        5.25        4/08/97           39,953
                              75,000        5.30        4/10/97           74,890
                              35,700        5.26        4/21/97           35,590
                              50,000        5.42        4/23/97           49,827
                              75,000        5.50        4/30/97           74,656
                              70,000        5.53        5/13/97           69,538
                              27,150        5.53        5/16/97           26,958

Corporate Receivables         16,550        5.33        4/03/97           16,543
Corp.                         25,000        5.32        4/07/97           24,974
                              50,000        5.32        4/10/97           49,926
                              55,000        5.34        4/10/97           54,918
                              75,000        5.33        4/14/97           74,845
                             100,000        5.35        4/15/97           99,777
                              25,000        5.40        4/17/97           24,936
                              30,000        5.30        4/21/97           29,906
                              20,000        5.43        4/23/97           19,931
                              11,416        5.40        4/24/97           11,375
                              32,034        5.58        5/08/97           31,845
                              30,000        5.30        5/16/97           29,793
                              30,000        5.30        5/19/97           29,780

Countrywide Home              50,000        5.36        4/14/97           49,896
Loans                         30,000        5.37        4/17/97           29,924
                              20,000        5.36        4/28/97           19,917

Credit Suisse First           20,000        5.35        4/03/97           19,991
Boston Inc.                   40,000        5.32        4/07/97           39,958
                              25,000        5.33        4/07/97           24,974
                              32,000        5.30        4/22/97           31,895
                               6,000        5.41        4/24/97            5,978
                              27,000        5.35        4/29/97           26,883

Creditanstalt                 42,260        5.38        4/18/97           42,146
Finance, Inc.                 40,000        5.39        4/18/97           39,892
                              17,740        5.40        4/18/97           17,692

Daimler-Benz North            43,000        5.31        4/10/97           42,937
America Corp.                 24,800        5.32        4/14/97           24,749
                              35,000        5.35        4/29/97           34,848

Dean Witter Discover          22,469        5.31        4/03/97           22,459
& Co.                         15,150        5.31        4/07/97           15,134
                             150,000        5.32        4/07/97          149,845
                              12,381        5.34        4/21/97           12,342

Deer Park Refining L.P.       37,140        5.27        4/03/97           37,124
                              12,860        5.32        4/21/97           12,820

Delaware Funding Corp.        84,000        5.33        4/15/97           83,813
                              25,000        5.35        4/15/97           24,944
                              84,490        5.30        4/16/97           84,289
                              24,274        5.48        4/16/97           24,215
                              53,233        5.30        4/18/97           53,091
                              76,027        5.34        4/21/97           75,790
                              52,976        5.32        5/08/97           52,677

Eiger Capital                 10,000        5.25        4/03/97            9,996
Corporation                   31,539        5.35        4/16/97           31,464
                             145,000        5.39        4/17/97          144,631
                              53,461        5.40        4/17/97           53,325
                              15,000        5.50        4/18/97           14,959
                              45,000        5.50        4/24/97           44,835

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                  Commercial Paper (continued)
Eksportfinans A/S           $ 15,000        5.28 %      4/09/97       $   14,980
                              11,680        5.30        4/09/97           11,665
                              16,100        5.38        7/22/97           15,813

Electronic Data               18,500        5.30        4/02/97           18,495
Systems Corp.                 20,000        5.32        4/14/97           19,959
                              30,000        5.45        4/21/97           29,905

Eureka Securitization         15,000        5.28        4/09/97           14,980
Inc.                          30,000        5.30        4/14/97           29,938
                              10,000        5.33        4/14/97            9,979
                              50,000        5.40        4/16/97           49,880
                              10,000        5.28        4/22/97            9,968
                              40,000        5.33        4/24/97           39,858
                              25,000        5.55        5/06/97           24,861

Exxon Imperial (US) Inc.      55,255        5.32        4/03/97           55,231

FCAR Owner Trust,             25,000        5.26        4/08/97           24,971
Series I                      25,000        5.27        4/21/97           24,922

Falcon Asset                  26,000        5.31        4/07/97           25,973
Securitization Corp.          26,725        5.33        4/09/97           26,689
                              30,390        5.32        4/10/97           30,345
                              13,585        5.33        4/14/97           13,557
                              25,150        5.32        4/17/97           25,087
                              21,776        5.33        4/18/97           21,718
                              23,224        5.34        4/18/97           23,162
                              27,400        5.55        4/22/97           27,307
                              20,165        5.62        5/19/97           20,011

Finova Capital Corp.          50,000        5.35        4/03/97           49,978
                              73,000        5.36        4/03/97           72,967
                              60,000        5.29        4/15/97           59,868
                              20,000        5.55        5/05/97           19,892
                              15,450        5.58        5/19/97           15,333

First Data Corp.              60,000        5.33        4/08/97           59,929
                              10,000        5.32        4/10/97            9,985

Fleet Funding Corp.           27,404        5.26        4/01/97           27,400
                              25,828        5.27        4/07/97           25,802
                              33,000        5.32        4/09/97           32,956

Ford Credit Co.               50,000        5.50       4/30/97            49,771
Puerto Rico, Inc.

Ford Credit Europe PLC        23,000        5.33        4/04/97           22,986
                              25,000        5.55        5/08/97           24,854

Ford Motor Credit Co.        140,000        5.30        4/02/97          139,959
                              50,000        5.25        4/07/97           49,949
                             150,000        5.32        4/08/97          149,822
                             200,000        5.32        4/09/97          199,733
                             200,000        5.53        5/12/97          198,710
                             200,000        5.36        7/22/97          196,434
                             100,000        5.36        7/28/97           98,122

France Telecom                10,000        5.35        4/15/97            9,978
                              17,650        5.32        4/17/97           17,606

GTE Corp.                     35,843        5.58        4/16/97           35,754

General Electric              23,500        5.35        4/03/97           23,489
Capital Corp.                200,000        5.30        4/09/97          199,735
                             200,000        5.36        4/09/97          199,733
                             140,675        5.38        4/14/97          140,383
                              50,000        5.33        4/21/97           49,844
                             100,000        5.48        4/21/97           99,680

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                   Commercial Paper (continued)
General Electric            $110,000        5.34 %      5/01/97       $  109,494
Capital Corp.                130,000        5.54        5/02/97          129,360
(concluded)                   50,000        5.35        5/19/97           49,633
                             250,000        5.40        7/14/97          245,858
                             200,000        5.35        8/04/97          196,024

General Electric Capital      50,000        5.38        4/14/97           49,896
Services, Inc.                50,000        5.34        5/01/97           49,770

General Motors                18,000        5.39        4/22/97           17,941
Acceptance Corp.             120,000        5.34        5/13/97          119,230
                              75,000        5.32        5/16/97           74,482
                              36,950        5.37        7/02/97           36,408
                             100,000        5.39        7/09/97           98,422
                              50,000        5.40        7/09/97           49,211
                             100,000        5.48        7/09/97           98,422
                             112,500        5.44        7/14/97          110,636
                             130,000        5.44        7/15/97          127,826
                              32,500        5.40        7/23/97           31,915
                             125,000        5.40        7/25/97          122,712

Generale Bank, Inc.           70,000        5.35        4/08/97           69,917

Glaxo Wellcome PLC            19,700        5.35        4/21/97           19,639

Goldman Sachs                 38,890        5.30        4/03/97           38,873
Group, L.P.                   70,000        5.32        4/09/97           69,907

Greenwich Funding Corp.        7,475        5.27        4/01/97            7,474
                              21,500        5.27        4/03/97           21,491
                              36,220        5.33        4/10/97           36,166
                              50,000        5.35        4/15/97           49,889
                              20,091        5.43        4/16/97           20,043
                              20,000        5.30        4/22/97           19,935
                              26,881        5.57        4/25/97           26,777
                              66,644        5.35        4/28/97           66,365

Halifax Building Society     100,000        5.34        7/28/97           98,122

Heinz (H.J.) Company          22,000        5.32        4/16/97           21,948
                              15,750        5.31        4/22/97           15,699

Household Finance Corp.       50,000        5.32        4/03/97           49,978
                              50,000        5.31        4/07/97           49,948
                              50,000        5.31        4/08/97           49,941
                              50,000        5.32        4/24/97           49,823

IBM Credit Corp.              45,000        5.30        4/03/97           44,980
                              25,000        5.30        4/11/97           24,960

Industrial Bank of Korea      10,000        5.34        4/14/97            9,979
                              17,000        5.35        4/14/97           16,965
                              20,000        5.38        5/05/97           19,895

International Business        30,000        5.31        4/21/97           29,907
Machines Corp.

International Lease           25,000        5.45        4/02/97           24,993
Finance Corp.                 40,000        5.46        4/03/97           39,982
                              35,000        5.30        4/10/97           34,948

International                 13,918        5.32        4/03/97           13,912
Securitization                16,096        5.33        4/10/97           16,072
Corporation                    9,704        5.34        4/10/97            9,690
                              12,908        5.35        4/10/97           12,889
                               9,354        5.35        4/18/97            9,329
                              15,210        5.40        4/18/97           15,169
                              17,479        5.40        4/23/97           17,419
                               5,331        5.50        4/24/97            5,311

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                     Commercial Paper (continued)
Internationale Neder-       $150,000        5.35 %      4/14/97       $  149,689
landen (US) Funding Corp.

J.P. Morgan &                 86,400        5.34        5/15/97           85,816
Company, Inc.

John Deere Capital Corp.     100,000        5.31        4/03/97           99,956

Kingdom of Sweden             50,000        5.37        5/12/97           49,688

Korea Development             50,000        5.37        4/22/97           49,837
Bank                          61,265        5.35        5/12/97           60,883
                              38,735        5.50        6/16/97           38,265

Lehman Brothers              100,000        5.47        4/21/97           99,681
Holdings Inc.

Lucent Technologies, Inc.     75,000        5.33        4/18/97           74,800

MCI Communications            39,000        5.58        6/23/97           38,484
Corporation                   18,000        5.65        6/23/97           17,762

Matterhorn Capital Corp.      13,771        5.40        4/23/97           13,723
                              31,069        5.50        5/05/97           30,903

McKenna Triangle              40,000        5.28        4/04/97           39,976
National Corp.                80,000        5.25        4/09/97           79,895

                              10,000        5.36        4/14/97            9,979
Mont Blanc Capital Corp.      15,095        5.35        4/02/97           15,091
                              89,905        5.38        4/25/97           89,569
                              20,000        5.35        4/29/97           19,914

Monte Rosa Capital Corp.      11,385        5.33        4/10/97           11,368
                              67,686        5.35        4/16/97           67,525
                              49,000        5.35        4/17/97           48,876
                              74,322        5.35        4/21/97           74,090

Morgan Stanley                50,000        5.47        4/01/97           49,993
Group, Inc.                   61,500        5.34        4/16/97           61,354
                             189,000        5.34        4/21/97          188,410
                              49,500        5.34        4/23/97           49,331
                              50,000        5.33        5/05/97           49,740

NYNEX Corporation             30,000        5.34        4/07/97           29,969
                              25,000        5.34        4/08/97           24,970
                              15,000        5.34        4/10/97           14,978
                              20,000        5.36        4/14/97           19,958
                              22,000        5.46        4/23/97           21,923

National Fleet Funding        20,000        5.28        4/02/97           19,994
Corporation                   30,000        5.34        4/14/97           29,938

National Rural Utilities      10,000        5.33        4/10/97            9,985
Cooperative Finance           50,000        5.56        5/06/97           49,722
Corp.                         15,000        5.56        5/08/97           14,912

NationsBank Corp.             65,000        5.26        4/07/97           64,934
                              70,000        5.38        7/28/97           68,686

New Center Asset Trust       200,000        5.37        4/22/97          199,344
                             195,000        5.34        7/07/97          191,985

Nomura Holding                25,000        5.37        4/01/97           24,996
America, Inc.                 25,000        5.30        4/23/97           24,915
                              19,000        5.30        5/02/97           18,910
                              25,000        5.39        5/15/97           24,832

Novartis Finance Corp.        40,000        5.33        4/03/97           39,982
                              25,000        5.33        4/07/97           24,974
                              25,000        5.33        4/08/97           24,970
                              45,000        5.33        4/10/97           44,933

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                   Commercial Paper (continued)
Old Line Funding            $  1,239        5.29 %      4/03/97       $    1,238
Corp.                         30,000        5.35        4/11/97           29,951
                              53,174        5.41        4/14/97           53,062
                              51,046        5.45        4/14/97           50,938
                              50,000        5.35        4/15/97           49,889
                              22,954        5.45        4/22/97           22,878
                              16,587        5.55        4/24/97           16,526

Panasonic Finance             21,290        5.31        4/04/97           21,277
Inc.

PepsiCo,                      98,085        5.30        4/09/97           97,955
Inc.

Pfizer, Inc.                  30,000        5.30        4/14/97           29,938
                              14,600        5.30        4/17/97           14,563
                              42,900        5.50        4/21/97           42,762

Preferred Receivables         43,150        5.41        4/01/97           43,144
Funding Corp.                 25,150        5.35        4/02/97           25,142
                              10,000        5.30        4/14/97            9,979
                              24,500        5.33        4/16/97           24,442
                              99,850        5.32        4/17/97           99,598
                              10,050        5.33        4/22/97           10,017
                              11,850        5.39        4/22/97           11,811
                              30,275        5.60        4/22/97           30,171
                              17,825        5.40        4/23/97           17,764
                              71,525        5.43        5/01/97           71,191
                              12,975        5.50        6/17/97           12,816
                              27,210        5.57        6/23/97           26,850

RTZ America Inc.              47,800        5.29        4/09/97           47,737
                              35,000        5.30        4/14/97           34,927
                              17,200        5.34        4/14/97           17,164

Rexam PLC                     15,000        5.32        4/02/97           14,996
                              15,000        5.32        4/14/97           14,969

Riverwood Funding             25,000        5.33        4/28/97           24,896
Corp.

Santander Finance             40,000        5.41        6/24/97           39,465
(Delaware), Inc.              10,000        5.40        7/23/97            9,820

Sears Roebuck                 50,000        5.32        4/01/97           49,993
Acceptance Corp.              50,000        5.28        4/04/97           49,971
                              50,000        5.28        4/07/97           49,949
                              50,000        5.28        4/08/97           49,941
                              50,000        5.28        4/09/97           49,934

Smith Barney Inc.            100,000        5.28        4/01/97           99,985
                             100,000        5.33        4/14/97           99,793

Societe Generale N.A.,       150,000        5.40        4/30/97          149,325
Inc.

Southern                      20,150        5.32        4/04/97           20,138
Company

Svenska Handelsbanken,        64,000        5.36        4/07/97           63,933
Inc.

Three Rivers Funding          32,946        5.36        4/17/97           32,863
Corp.                         17,054        5.43        4/17/97           17,010

Toshiba America,              25,000        5.33        4/28/97           24,896
Inc.

Transamerica                   2,827        5.32        4/14/97            2,821
Corporation

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                      Commercial Paper (concluded)
Transamerica Finance        $ 20,000        5.32 %      4/03/97       $   19,991
Corporation                   56,110        5.35        4/16/97           55,976
                              40,000        5.34        4/17/97           39,899
                              22,000        5.40        4/18/97           21,941
                              37,000        5.33        4/28/97           36,845

Twin Towers Inc.              40,202        5.44        4/21/97           40,074
                              15,091        5.34        4/22/97           15,042
                              23,537        5.65        4/29/97           23,430
                              35,221        5.40        4/30/97           35,063
                              10,094        5.56        5/20/97           10,016
                              25,855        5.50        6/16/97           25,541

WCP Funding Inc.               5,000        5.27        4/03/97            4,998
                              45,000        5.30        4/07/97           44,954
                              25,000        5.30        4/15/97           24,944
                               5,000        5.34        4/16/97            4,988
                              20,000        5.32        4/17/97           19,950

Westpac Capital               50,000        5.36        7/22/97           49,109
Corporation

Windmill Funding Corp.        65,782        5.32        4/04/97           65,743
                              18,018        5.32        4/09/97           17,994
                              24,000        5.29        4/11/97           23,961
                              28,993        5.35        4/15/97           28,928
                              28,143        5.40        4/21/97           28,054
                              64,000        5.45        4/23/97           63,777
                              35,478        5.50        4/24/97           35,348
                              85,586        5.57        4/25/97           85,255

Xerox Corp.                  104,200        5.30        4/16/97          103,955
                              43,000        5.32        4/22/97           42,860
                              30,000        5.42        4/23/97           29,896

Xerox Credit Corp.           100,000        5.30        4/14/97           99,794

Total Commercial Paper
(Cost--$19,781,366)                                                   19,779,077

                                        Corporate Notes--4.7%

Asset-Backed Securities      300,000        5.437      10/15/97          300,000
Investment Trust (ABSIT)
1996-M++

Bear Stearns                  10,000        5.487       5/16/97           10,001
Companies, Inc.++             15,000        5.487       7/16/97           15,004

CIT Group Holdings,          100,000        5.60       12/23/97           99,936
Inc., (The)++                100,000        5.60        3/03/98           99,937

Chase Manhattan Auto          57,354        5.489       1/15/98           57,336
Owners Trust, 1996-C

Finova Capital Corp.++        31,550        5.932       4/29/97           31,557

LINCS, Series 1996-3++       340,000        5.437       1/12/98          340,000

Liquid Asset Backed          414,550        5.687      12/29/97          414,549
Securities, Trust Series,
1996 C, Senior Notes++

Premier Auto Trust           169,000        5.476      12/08/97          168,899
1997-1++

SMM Trust 1997-Q++           427,000        5.437       1/15/98          426,996

Total Corporate Notes (Cost--$1,964,317)                               1,964,215

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                     Funding Agreements--0.7%
Transamerica Life           $150,000        5.437%      4/15/97       $  150,000
Insurance &                   25,000        5.437       8/01/97           25,000
Annuity Company++             50,000        5.437       9/12/97           50,000

Transamerica Occidental       75,000        5.437      11/20/97           75,000
Life Insurance Co.++

Total Funding Agreements (Cost--$300,000)                                300,000

                                         Master Notes--2.0%

Goldman Sachs                130,000        5.50        5/01/97          130,000
Group, L.P.++                700,000        5.50        8/01/97          700,000

Total Master Notes (Cost--$830,000)                                      830,000

                                      Medium-Term Notes--0.4%

Abbey National                75,000        5.93        3/25/98           74,790
Treasury Services PLC

Goldman                       17,000        6.10        4/15/98           16,959
Sachs Group L.P.

International Business        70,000        5.65        1/22/98           69,697
Machines Corp.

Total Medium-Term Notes
(Cost--$161,930)                                                         161,446

                                 US Government & Agency Obligations--
                                          Discount Notes--4.8%

Federal Farm                  13,650        5.30       12/16/97           13,092
Credit Bank

Federal Home                  51,900        5.20       10/14/97           50,304
Loan Banks                    54,100        5.17       10/16/97           52,419
                               9,825        5.17       10/27/97            9,503
                              46,680        5.27       10/27/97           45,150
                              25,665        5.17       11/13/97           24,752

Federal Home Loan             17,533        5.23        4/10/97           17,507
Mortgage Corp.                30,361        5.30        4/17/97           30,285
                              45,000        5.25        4/23/97           44,850
                              90,260        5.26        4/29/97           89,881
                              62,160        5.25        4/30/97           61,889
                             172,698        5.23        5/02/97          171,893
                              58,566        5.18        5/16/97           58,172

Federal National              95,000        5.23        5/06/97           94,502
Mortgage Association         218,840        5.23        5/07/97          217,662
                              25,000        5.18       11/19/97           24,087
                              18,255        5.30       12/11/97           17,523
                              25,000        5.31       12/11/97           23,998
                              40,000        5.30       12/24/97           38,314

US Treasury Bills            175,000        5.192       3/05/98          165,722
                             400,000        5.195       3/05/98          378,794

US Treasury STRIPS***         70,000        5.234      11/15/97           67,507
                             100,000        5.228       2/15/98           95,036
                              50,000        5.236       2/15/98           47,518
                              50,000        5.252       2/15/98           47,518
                              50,000        5.266       2/15/98           47,518
                             100,000        5.277       2/15/98           95,036

Total US Government & Agency Obligations--
Discount Notes (Cost--$2,034,720)                                      2,030,432

CMA MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)          (IN THOUSANDS)
                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                 US Government & Agency Obligations--
                                    Non-Discount Notes--24.3%
Federal Farm                $130,000        5.85  %    10/01/97       $  129,974
Credit Bank                  125,000        5.56++      2/02/98          124,970
                              85,000        5.53++      3/02/98           84,956
                              30,000        5.81       12/04/98           29,688

Federal Home                 518,000        5.60++     12/10/97          517,811
Loan Banks                    25,000        5.64++      1/26/98           24,933
                              50,000        5.64++      1/29/98           49,865
                              50,000        6.17       11/06/98           49,750
                              50,000        6.26        1/22/99           49,710

Federal Home Loan             50,000        5.59++      9/30/97           49,985
Mortgage Corp.

Federal National             266,000        5.267++     4/15/97          265,988
Mortgage Association         305,000        5.547++     4/28/97          304,984
                             200,000        5.517++     4/29/97          199,984
                             150,000        5.61++      5/01/97          149,991
                             171,000        5.287++     5/14/97          170,982
                             200,000        5.70++      5/19/97          200,000
                             475,000        5.392++     5/22/97          474,954
                             555,000        5.59++      7/16/97          554,890
                             290,000        5.61++      8/01/97          289,958
                             200,000        5.30++      8/07/97          199,926
                             350,000        5.61++      8/22/97          349,919
                             215,000        5.595++     9/03/97          214,933
                             170,000        5.60++      9/09/97          169,949
                             162,000        5.60++      9/29/97          161,952
                              87,000        5.53       10/14/97           86,843
                             296,000        5.585++    10/20/97          295,856
                             365,000        5.47       12/30/97          363,686
                             200,000        5.33++      1/06/98          199,957
                             190,000        5.19        1/08/98          188,803
                             286,000        5.57++      3/26/98          285,835
                             372,000        5.61++      3/27/98          371,751
                              30,000        5.81       11/25/98           29,697
                              25,000        5.81       12/01/98           24,743
                             200,000        5.55++      6/02/99          199,280
                              40,000        5.55++      7/26/99           39,843

Student Loan                  77,500        5.66++      8/04/97           77,494
Marketing Association         50,000        5.59++      8/21/97           50,000
                             305,000        5.46++     10/01/97          304,911

                             Face         Interest    Maturity           Value
Issue                       Amount         Rate*        Date           (Note 1a)

                                 US Government & Agency Obligations--
                                   Non-Discount Notes (concluded)
Student Loan                $ 90,000        5.59++%    10/03/97       $   89,973
Marketing Association         44,215        5.58++     10/14/97           44,183
(concluded)                   54,500        5.62++     10/17/97           54,474
                              23,175        5.76++     10/30/97           23,181
                             133,000        5.71++      2/17/98          132,992
                             200,000        5.64++      4/24/98          199,898
                              60,000        6.02       11/20/98           59,580
                              65,000        5.80       12/18/98           64,298

US Treasury Notes            150,000        6.50        5/15/97          150,191
                             125,000        8.50        7/15/97          125,996
                             600,000        5.875       7/31/97          600,469
                             515,000        5.75        9/30/97          514,758
                             150,000        8.75       10/15/97          152,320
                             113,000        5.625      10/31/97          112,841
                             361,000        5.00        1/31/98          357,897
                              75,000        5.125       2/28/98           74,344
                             100,000        5.625      11/30/98           98,844

Total US Government & Agency
Obligations--Non-Discount Notes
(Cost--$10,205,105)                                                   10,194,990

Face
Amount                                   Issue

                              Repurchase Agreements**--2.0%
$100,000             Fuji Securities, Inc., purchased on
                     3/31/97 to yield 6.50% to 4/01/97                   100,000
 544,433             Goldman Sachs Company, purchased on
                     3/31/97 to yield 6.53% to 4/01/1997                 544,433
 133,229             Morgan Stanley & Co., Inc., purchased
                     on 3/31/97 to yield 6.50% to 4/01/97                133,229
  50,000             Smith Barney, Inc., purchased on 3/31/97
                     to yield 6.50% to 4/01/97                            50,000

Total Repurchase Agreements
(Cost--$827,662)                                                         827,662

Total Investments
(Cost $42,318,295)--100.7%                                            42,294,104

Liabilities in Excess of Other Assets--(0.7%)                           (309,351)
                                                                     -----------
Net Assets--100.0%                                                   $41,984,753
                                                                     ===========

  *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are the rates in effect at March 31, 1997.
 **Repurchase Agreements are fully collateralized by US Government
   Obligations.
***STRIPS--Separate Trading of Registered Interest and Principal of
   Securities.
 ++Variable Rate Notes.


See Notes to Financial Statements.

CMA MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$42,318,294,559++) (Note 1a)                                    $ 42,294,103,882
Cash                                                                                                             500,673
Receivables:
 Interest                                                                         $    144,674,582
 Securities sold                                                                       119,414,724           264,089,306
                                                                                  ----------------
Prepaid registration fees and other assets (Note 1d)                                                           1,240,069
                                                                                                        ----------------
Total assets                                                                                              42,559,933,930
                                                                                                        ----------------
Liabilities:
Payables:
 Reverse repurchase agreements (Note 4)                                                544,433,500
 Investment adviser (Note 2)                                                            13,392,781
 Distributor (Note 2)                                                                   12,146,932
 Interest expense (Note 4)                                                                  75,232
 Beneficial interest redeemed                                                                6,277           570,054,722
                                                                                  ----------------
Accrued expenses and other liabilities                                                                         5,126,341
                                                                                                        ----------------
Total liabilities                                                                                            575,181,063
                                                                                                        ----------------
Net Assets                                                                                              $ 41,984,752,867
                                                                                                        ================
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                              $  4,200,894,354
Paid-in capital in excess of par                                                                          37,808,049,190
Unrealized depreciation on investments--net                                                                  (24,190,677)
                                                                                                        ----------------
Net Assets--Equivalent to $1.00 per share based on 42,008,943,543 shares of
beneficial interest outstanding                                                                         $ 41,984,752,867
                                                                                                        ================

++Cost for Federal income tax purposes was $42,319,733,887. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $25,630,005, of which $50,754 related to appreciated securities and $25,680,759 related to depreciated securities.

CMA MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                $  2,074,301,136

Expenses:
Investment advisory fees (Note 2)                                                 $    143,662,831
Distribution fees (Note 2)                                                              46,767,555
Transfer agent fees (Note 2)                                                            15,034,795
Interest expense (Note 4)                                                                3,771,341
Registration fees (Note 1d)                                                              1,576,128
Accounting services (Note 2)                                                             1,408,811
Custodian fees                                                                             862,926
Printing and shareholder reports                                                           494,726
Professional fees                                                                          131,756
Trustees' fees and expenses                                                                 77,644
Other                                                                                      321,909
                                                                                  ----------------
Total expenses                                                                                               214,110,422
                                                                                                        ----------------
Investment income--net                                                                                     1,860,190,714
Realized Gain on Investments--Net (Note 1c)                                                                    7,267,457

Change in Unrealized Depreciation on Investments--Net                                                         (7,046,015)
                                                                                                        ----------------
Net Increase in Net Assets Resulting from Operations                                                    $  1,860,412,156
                                                                                                        ================


See Notes to Financial Statements.

CMA MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                       1997                  1996
Operations:
Investment income--net                                                            $  1,860,190,714      $  1,743,074,692
Realized gain on investments--net                                                        7,267,457            18,808,723
Change in unrealized depreciation on investments--net                                   (7,046,015)           (9,344,275)
                                                                                  ----------------      ----------------
Net increase in net assets resulting from operations                                 1,860,412,156         1,752,539,140
                                                                                  ----------------      ----------------
Dividends & Distributions to Shareholders (Note 1e):
Investment income--net                                                              (1,860,190,714)       (1,743,074,692)
Realized gain on investments--net                                                       (7,267,457)          (18,808,723)
                                                                                  ----------------      ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                     (1,867,458,171)       (1,761,883,415)
                                                                                  ----------------      ----------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                   157,862,710,322       139,092,550,999
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                  1,863,526,563         1,758,190,139
                                                                                  ----------------      ----------------
                                                                                   159,726,236,885       140,850,741,138
Cost of shares redeemed                                                           (154,657,296,361)     (132,985,300,190)
                                                                                  ----------------      ----------------
Net increase in net assets derived from beneficial interest transactions             5,068,940,524         7,865,440,948
                                                                                  ----------------      ----------------
Net Assets:
Total increase in net assets                                                         5,061,894,509         7,856,096,673
Beginning of year                                                                   36,922,858,358        29,066,761,685
                                                                                  ----------------      ----------------
End of year                                                                       $ 41,984,752,867      $ 36,922,858,358
                                                                                  ================      ================



See Notes to Financial Statements.

CMA MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have
been derived from information provided in the
financial statements.                                                    For the Year Ended March 31,

Increase (Decrease) in Net Asset Value:              1997           1996           1995           1994          1993
Per Share Operating Performance:
Net asset value, beginning of year               $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                 -----------    -----------    -----------    -----------    -----------
Investment income--net                                 .0490          .0529          .0437          .0276          .0309
Realized and unrealized gain (loss) on
investments--net                                          --          .0003          .0005         (.0005)         .0019
                                                 -----------    -----------    -----------    -----------    -----------
Total from investment operations                       .0490          .0532          .0442          .0271          .0328
                                                 -----------    -----------    -----------    -----------    -----------
Less dividends and distributions:
 Investment income--net                               (.0490)        (.0529)        (.0437)        (.0276)        (.0309)
 Realized gain on investments--net                    (.0002)        (.0006)        (.0003)        (.0003)        (.0015)
                                                 -----------    -----------    -----------    -----------    -----------
Total dividends and distributions                     (.0492)        (.0535)        (.0440)        (.0279)        (.0324)
                                                 -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                     $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                 ===========    ===========    ===========    ===========    ===========
Total Investment Return                                5.01%          5.51%          4.50%          2.82%          3.30%
                                                 ===========    ===========    ===========    ===========    ===========
Ratios to Average Net Assets:
Expenses                                                .56%           .56%           .56%           .55%           .55%
                                                 ===========    ===========    ===========    ===========    ===========
Investment income and realized gain on
investments--net                                       4.89%          5.35%          4.42%          2.79%          3.25%
                                                 ===========    ===========    ===========    ===========    ===========
Supplemental Data:
Net assets, end of year (in thousands)           $41,984,753    $36,922,858    $29,066,762    $27,071,882    $27,093,682
                                                 ===========    ===========    ===========    ===========    ===========



See Notes to Financial Statements.

CMA MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

For the purpose of valuation, the maturity of variable rate certificates of deposit, variable rate commercial paper, short-term corporate bond notes and variable rate corporate notes is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income, including amortization of premium and discount, is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution

CMA MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of March 31, 1997, the Fund had entered into reverse repurchase agreements in the amount of $544,433,500. For the year ended March 31, 1997, the maximum amount entered into was $646,466,793, the average amount outstanding was approximately $71,555,000, and the daily weighted average interest rate was 5.27%.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

April 25, 1997

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997          (IN THOUSANDS)


                   Face     Interest     Maturity            Value
Issue             Amount      Rate         Date            (Note 1a)

US Government Obligations*--35.6%

US Treasury     $ 39,300      5.055%      5/22/97        $   39,003
Bills              5,800      5.17       11/13/97             5,598
                   8,600      5.205      11/13/97             8,301
                  10,400      5.175       2/05/98             9,897
US Treasury       70,660      8.50        4/15/97            70,763
Notes             77,495      6.50        4/30/97            77,566
                  12,900      6.875       4/30/97            12,916
                  74,175      6.50        5/15/97            74,270
                  20,000      5.625       6/30/97            20,000
                 101,200      8.50        7/15/97           102,006
                  12,750      5.50        7/31/97            12,742
                  53,100      5.875       7/31/97            53,141
                  14,400      6.50        8/15/97            14,438
                 121,625      6.00        8/31/97           121,663
                  74,200      5.75        9/30/97            74,165
                  47,300      8.75       10/15/97            48,032
                  79,300      5.625      10/31/97            79,188
                  20,000      5.75       10/31/97            19,984
                  81,000      7.375      11/15/97            81,683
                  24,970      5.00        1/31/98            24,756
                 120,580      7.25        2/15/98           121,729
                  41,560      6.125       3/31/98            41,573
                  45,000      7.875       4/15/98            45,774
                  21,235      5.125       4/30/98            21,010
                  17,200      5.875       4/30/98            17,152
                  20,000      6.125       5/15/98            19,985

Total US Government Obligations
(Cost--$1,219,024)                                        1,217,335


  Face                                                     Value
 Amount                    Issue                     (Notes 1a & 1e)

              Repurchase Agreements**--63.9%

$120,000   Aubrey G. Lanston Co., Inc., purchased
           on 3/31/97 to yield 6.25% to 4/01/97             120,000

 150,000   BZW Securities, Inc., purchased on
           3/31/97 to yield 6.45% to 4/01/97                150,000

 135,000   Bear Stearns & Co., Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                135,000


L

Face                                                     Value
Amount                     Issue                     (Notes 1a & 1e)

              Repurchase Agreements** (concluded)

$150,000   Daiwa Securities America, Inc.,
           purchased on 3/31/97 to yield
           6.40% to 4/01/97                              $  150,000

150,000    Donaldson, Lufkin & Jenrette Securities
           Corp., purchased on 3/31/97 to yield
           6.40% to 4/01/97                                 150,000

150,000    First Chicago Capital Markets, Inc.,
           purchased on 3/31/97 to yield 6.50%
           to 4/01/97                                       150,000

100,000    Fuji Securities Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                100,000

155,000    Goldman Sachs & Co., purchased on
           3/31/97 to yield 6.50% to 4/01/97                155,000

150,000    Greenwich Capital Markets, Inc.,
           purchased on 3/31/97 to yield
           6.40% to 4/01/97                                 150,000

152,378    Lehman Brothers Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                152,378

160,000    Nesbitt Burns Securities, Inc.,
           purchased on 3/31/97 to yield 6.45%
           to 4/01/97                                       160,000

155,000    PaineWebber Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                155,000

150,000    SBC Warburg Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                150,000

150,000    Smith Barney Inc., purchased on
           3/31/97 to yield 6.40% to 4/01/97                150,000

160,000    UBS Securities LLC, purchased on
           3/31/97 to yield 6.40% to 4/01/97                160,000

Total Repurchase Agreements
(Cost--$2,187,378)                                        2,187,378

Total Investments
(Cost--$3,406,402)--99.5%                                 3,404,713

Other Assets Less Liabilities--0.5%                          18,755
                                                         ----------
Net Assets--100.0%                                       $3,423,468
                                                         ==========

 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997

Assets:
Investments, at value (identified cost--$3,406,402,214++) (Notes 1a & 1e)                                 $3,404,713,211
Cash                                                                                                                 926
Interest receivable                                                                                           21,162,121
Prepaid registration fees and other assets (Note 1d)                                                             232,180
                                                                                                          --------------
Total assets                                                                                               3,426,108,438
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                         $    1,192,254
 Distributor (Note 2)                                                                     1,086,999
 Dividends to shareholders (Note 1f)                                                          1,053
 Beneficial interest redeemed                                                                   487            2,280,793
                                                                                     --------------
Accrued expenses and other liabilities                                                                           359,347
                                                                                                          --------------
Total liabilities                                                                                              2,640,140
                                                                                                          --------------
Net Assets                                                                                                $3,423,468,298
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $  342,515,730
Paid-in capital in excess of par                                                                           3,082,641,571
Unrealized depreciation on investments--net                                                                   (1,689,003)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 3,425,157,301 shares of
beneficial interest outstanding                                                                           $3,423,468,298
                                                                                                          ==============

++Cost for Federal income tax purposes. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $1,689,003, of which $112,392 related to appreciated securities and $1,801,395 related to depreciated securities.

  See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $  180,768,870

Expenses:
Investment advisory fees (Note 2)                                                    $   13,466,157
Distribution fees (Note 2)                                                                4,103,537
Transfer agent fees (Note 2)                                                                551,291
Accounting services (Note 2)                                                                220,479
Registration fees (Note 1d)                                                                 203,974
Custodian fees                                                                              192,137
Professional fees                                                                            62,890
Printing and shareholder reports                                                             44,435
Trustees' fees and expenses                                                                  40,153
Other                                                                                        42,035
                                                                                     --------------
Total expenses                                                                                                18,927,088
                                                                                                          --------------
Investment income--net
                                                                                                             161,841,782
Realized Gain on Investments--Net (Note 1c)                                                                      116,775
Change in Unrealized Depreciation on Investments--Net                                                         (1,388,661)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $  160,569,896
                                                                                                          ==============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended
                                                                                                  March 31,
Increase (Decrease) in Net Assets:                                                         1997                 1996
Operations:
Investment income--net                                                              $   161,841,782      $   168,765,912
Realized gain on investments--net                                                           116,775              813,513
Change in unrealized depreciation on investments--net                                    (1,388,661)            (233,823)
                                                                                    ---------------      ---------------
Net increase in net assets resulting from operations                                    160,569,896          169,345,602
                                                                                    ---------------      ---------------
Dividends & Distributions to Shareholders (Note 1f):
Investment income--net                                                                 (161,841,782)        (168,765,912)
Realized gain on investments--net                                                          (116,775)            (813,513)
                                                                                    ---------------      ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                        (161,958,557)        (169,579,425)
                                                                                    ---------------      ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                     13,617,455,013       13,161,152,625
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1f)                                                             161,803,882          169,364,191
                                                                                    ---------------      ---------------
                                                                                     13,779,258,895       13,330,516,816
Cost of shares redeemed                                                             (13,700,005,200)     (13,117,482,781)
                                                                                    ---------------      ---------------
Net increase in net assets derived from beneficial interest transactions                 79,253,695          213,034,035
                                                                                    ---------------      ---------------
Net Assets:
Total increase in net assets                                                             77,865,034          212,800,212
Beginning of year                                                                     3,345,603,264        3,132,803,052
                                                                                    ---------------      ---------------
End of year                                                                         $ 3,423,468,298      $ 3,345,603,264
                                                                                    ===============      ===============

See Notes to Financial Statements.


CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements
                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995         1994        1993
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0477       .0521       .0419       .0271        .0294
Realized and unrealized gain (loss) on
investments--net                                                 (.0004)      .0002       .0008      (.0013)       .0038
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0473       .0523       .0427       .0258        .0332
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
 Investment income--net                                          (.0477)     (.0521)     (.0419)     (.0271)      (.0294)
 Realized gain on investments--net                                   --++    (.0003)     (.0002)     (.0004)      (.0026)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0477)     (.0524)     (.0421)     (.0275)      (.0320)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           4.94%       5.37%       4.30%       2.79%        3.25%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses                                                           .56%        .57%        .58%        .56%         .55%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  4.81%       5.25%       4.18%       2.75%        3.20%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                       $3,423,468  $3,345,603  $3,132,803  $3,563,595   $3,858,017
                                                             ==========  ==========  ==========  ==========   ==========

++Amount is less than $.0001 per share.

  See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the

Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S")
receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Transactions in Shares of Beneficial
Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
CMA Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Tax-Exempt Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Tax-Exempt Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 9, 1997

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Alabama--          $ 28,000   Birmingham, Alabama, Medical Clinic Board Revenue Bonds (U.A.H.S.F.),
2.2%                          VRDN, 3.80% due 12/01/2026 (a)                                                  $   28,000
                              Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Co. Project),
                              VRDN (a):
                     21,200     Series A, 3.60% due 5/01/2022                                                     21,200
                      8,200     Series C, 3.70% due 10/01/2022                                                     8,200
                      9,000     Series E, 3.75% due 10/01/2022                                                     9,000
                      9,800   Decatur, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Amoco
                              Chemical Co. Project), VRDN, AMT, 3.75% due 5/01/2025 (a)                            9,800
                      7,600   McIntosh, Alabama, IDB, PCR (Ciba-Geigy Corporation Project), VRDN,
                              Series A, 3.45% due 12/01/2003 (a)                                                   7,600
                     37,900   McIntosh, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Ciba-Geigy
                              Corporation Project), VRDN, AMT, 3.45% due 7/01/2004 (a)                            37,900
                      9,170   Mobile, Alabama, IDB, PCR (International Paper Company Project),
                              Series A, 3.85% due 11/15/1997                                                       9,167
                     11,600   Mobile, Alabama, IDB, PCR, Refunding (Alabama Power Co. Project), VRDN,
                              3.60% due 6/01/2015 (a)                                                             11,600
                      9,905   Montgomery, Alabama, Special Care Facilities Financing Authority, Health
                              Care Facilities Revenue Bonds (Saint Margaret's Hospital--Daughters
                              of Charity), VRDN, 3.45% due 11/01/2013 (a)                                          9,905
                     15,000   Parrish, Alabama, IDB, PCR, Refunding (Alabama Power Co. Project), VRDN,
                              3.60% due 6/01/2015 (a)                                                             15,000
                     15,000   Stevenson, Alabama, IDB, Environmental Improvement Revenue Bonds (Mead
                              Corporation Project), VRDN, 3.75% due 1/01/2031 (a)                                 15,000

Alaska--1.4%         10,400   Alaska Industrial Development and Export Authority Revolving Fund, VRDN,
                              AMT, Series B, 3.50% due 4/01/2023 (a)                                              10,400
                              Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon Pipeline
                              Co. Project), VRDN (a):
                     20,000     Series A, 3.70% due 12/01/2033                                                    20,000
                     60,000     Series B, 3.70% due 12/01/2033                                                    60,000
                     29,000     Series C, 3.70% due 12/01/2033                                                    29,000

Arizona--            10,200   Arizona Educational Loan Marketing Corporation Revenue Bonds, VRDN,
2.3%                          AMT, Series A, 3.55% due 3/01/2015 (a) (c)                                          10,200
                      4,300   Maricopa County, Arizona, IDA, Hospital Facilities Revenue Bonds
                              (Samaritan Health Service Hospital), VRDN, Series B-2, 3.75% due
                              12/01/2008 (a) (c)                                                                   4,300
                     21,500   Maricopa County, Arizona, PCR (El Paso Electric Co. Project), VRDN,
                              Series A, 3.60% due 7/01/2014 (a)                                                   21,500

Portfolio Abbreviations for CMA Tax-Exempt Fund

ACES SM       Adjustable Convertible Extendable Securities
AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
COP           Certificates of Participation
CP            Commercial Paper
DATES         Daily Adjustable Tax-Exempt Securities
EDA           Economic Development Authority
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
RAN           Revenue Anticipation Notes
TAN           Tax Anticipation Notes
TRAN          Tax Revenue Anticipation Notes
UPDATES       Unit Priced Adjustable Tax-Exempt Securities
UT            Unlimited Tax
VRDN          Variable Rate Demand Notes

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Arizona                       Maricopa County, Arizona, PCR, Refunding (Arizona Public Service Co.),
(concluded)                   VRDN (a):
                   $ 38,800     Series A, 3.75% due 5/01/2029                                                 $   38,800
                     29,700     Series C, 3.60% due 5/01/2029                                                     29,700
                     19,700     Series D, 3.65% due 5/01/2029                                                     19,700
                     15,500     Series F, 3.70% due 5/01/2029                                                     15,500
                      2,300   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.),
                              VRDN, 3.65% due 12/01/2009 (a)                                                       2,300
                              Salt River Project, Arizona, Agricultural Improvement and Power
                              District, Electric System Revenue Promissory Notes, CP:
                     36,600     3.60% due 8/19/1997                                                               36,600
                     14,685     3.60% due 8/21/1997                                                               14,685

Arkansas--           19,000   Little River County, Arkansas, Solid Waste Disposal Revenue Bonds (Nekoosa
0.2%                          Papers Incorporated Project), VRDN, AMT, 3.55% due 2/01/2025 (a)                    19,000

California--         49,900   California Higher Education Loan Authority, Inc., Student Loan Revenue
4.0%                          Bonds, AMT, Series C, 3.75% due 6/01/1997 (b)                                       49,899
                              California Higher Education Loan Authority, Inc., Student Loan Revenue
                              Refunding Bonds:
                     10,000     AMT, Series A, 3.75% due 6/01/1997                                                10,000
                     10,000     Senior Lien, Series A-1, 3.95% due 7/01/1997 (b)                                  10,000
                     10,000     Senior Lien, Series A-2, 3.70% due 5/01/1997 (b)                                  10,000
                     20,425     Series A, 3.70% due 5/01/1997                                                     20,425
                     33,000     VRDN, AMT, Series E-1, 3.50% due 12/01/2022 (a) (b)                               33,000
                     50,000   California Public Capital Improvements Financing Authority Revenue Bonds
                              (Pooled Loan Project), Series D, 3.55% due 6/15/1997                                50,000
                     31,400   California State, CP (Morgan Guaranty Trust Co. of NY), 3.40% due 4/09/1997         31,400
                              California State, RAN:
                     31,000     Series A, 4.50% due 6/30/1997                                                     31,074
                     10,000     Series C-1, 3.30% due 6/30/1997                                                   10,000
                     17,600   Eastern Municipal Water District, California, Water and Sewer Revenue
                              Refunding Bonds, VRDN, COP, Series B, 3.20% due 7/01/2020 (a) (f)                   17,600
                      3,500   Fremont, California, Unified School District (Alameda County), TRAN, UT,
                              4.625% due 7/01/1997                                                                 3,506
                     40,000   Los Angeles County, California, Metropolitan Transportation Authority
                              Revenue Bonds, VRDN, 3.40% due 7/01/2025 (a) (h)                                    40,000
                     11,800   San Diego, California, COP, Pooled TRAN, Area Local Government, 4.75%
                              due 10/01/1997 (h)                                                                  11,861
                      7,500   Southern California Public Power Authority, Revenue Refunding Bonds
                              (Southern Transmission Project), VRDN, 3.20% due 7/01/2019 (a) (e)                   7,500

Colorado--                    Colorado Health Facilities Authority Revenue Bonds, VRDN (a):
1.1%                  6,700     (North Colorado Medical Center), 3.45% due 5/15/2020 (c)                           6,700
                     10,700     (Sisters of Charity Health Services), 3.45% due 5/15/2025                         10,700
                     12,000     (Sisters of Charity Health Services), Series C, 3.45% due 5/15/2022               12,000
                     10,500   Denver, Colorado, City and County Airport Revenue Bonds, VRDN, AMT,
                              Series F, 3.60% due 11/15/2025 (a)                                                  10,500
                     14,755   Palomino Park, Colorado, Assessment Lien Revenue Bonds (Public Improvements
                              Corporation), VRDN, 3.65% due 12/01/2035 (a)                                        14,755
                              Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Co. Project), VRDN (a):
                      6,500     AMT, Series B, 3.80% due 4/01/2014                                                 6,500
                      2,700     Series A, 3.70% due 4/01/2016                                                      2,700
                     17,850   Platte River Power Authority, Colorado, Power Revenue Refunding Bonds,
                              Series AA, 6.875% due 6/01/1997 (g)                                                 18,298
                      8,000   Westminster, Colorado, IDR, Refunding (Ball Corp. Project), VRDN, 3.55%
                              due 6/01/2005 (a)                                                                    8,000

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Connecticut--                 Connecticut State, HFA, Housing Mortgage Finance Program:
1.0%               $  4,600     AMT, Series A, Sub-Series A-4, 3.65% due 4/10/1997                            $    4,600
                      5,000     Series A, Sub-Series A-3, 3.60% due 4/10/1997                                      5,000
                     18,200     VRDN, Series G, 3.40% due 5/15/2018 (a) (e)                                       18,200
                     22,000   Connecticut State Special Assessment, Unemployment Compensation,
                              Advanced Fund Revenue Bonds (Connecticut Unemployment), Series C,
                              3.90% due 7/01/1997 (f)                                                             22,000
                              Eagle Tax Exempt Trust, VRDN (a):
                     23,700     3.61% due 11/15/2004                                                              23,700
                     13,200     3.56% due 8/15/2012                                                               13,200

Delaware--           15,000   Delaware State, EDA, IDR (Delaware City Waste Recovery), VRDN, AMT,
0.3%                          Series B, 3.60% due 12/01/2028 (a)                                                  15,000
                              Delaware State, EDA, Revenue Bonds (Delmarva Power & Light Co. Project),
                              VRDN, AMT (a):
                      4,400     3.85% due 10/01/2017                                                               4,400
                      2,100     Series A, 3.85% due 10/01/2017                                                     2,100

District of          10,300   District of Columbia, General Fund Recovery Bonds, VRDN, UT, Series B-3,
Columbia--                    3.85% due 6/01/2003 (a)                                                             10,300
0.8%                 17,400   District of Columbia, Hospital Revenue Bonds (Providence
                              Hospital--Daughters of Charity), VRDN, Series 89-A, 3.45% due 12/01/2019 (a)        17,400
                     11,100   District of Columbia, Revenue Bonds (George Washington University),
                              VRDN, Series A, 3.60% due 3/01/2006 (a)                                             11,100
                     26,700   Eagle Tax Exempt Trust, VRDN, Series 1994-A, 3.61% due 6/01/2005 (a)                26,700

Florida--             3,400   Broward County, Florida, HFA, M/F Housing Revenue Bonds (Margate
2.3%                          Investments Projects), VRDN, 3.55% due 11/01/2005 (a)                                3,400
                     34,710   Dade County, Florida, Aviation Revenue Refunding Bonds, VRDN, Series V,
                              3.45% due 10/01/2007 (a)                                                            34,710
                      3,900   Dade County, Florida, IDA, Exempt Facilities Revenue Refunding Bonds
                              (Florida Power and Light Co.), VRDN, 3.70% due 6/01/2021 (a)                         3,900
                      5,700   Dade County, Florida, Special Obligation, Capital Asset Acquisition
                              Bonds, VRDN, 3.70% due 10/01/2010 (a)                                                5,700
                     23,700   Eagle Tax Exempt Trust, 3.10% due 4/01/1997                                         23,700
                      6,300   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                              Company Project), VRDN, 3.75% due 9/01/2025 (a)                                      6,300
                              Jacksonville, Florida, Electric Authority Revenue Bonds, CP:
                     13,300     3.60% due 8/20/1997                                                               13,300
                     12,200     TAN, 3.60% due 8/22/1997                                                          12,200
                     10,000   Orange County Florida School District, TAN, 4% due 9/15/1997                        10,011
                     52,700   Palm Beach County, Florida, School District, TAN, 4.50% due 9/26/1997               53,010
                     11,100   Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                              Bonds (Pooled Hospital Loan Program), DATES, 3.65% due 12/01/2015 (a)               11,100
                      4,900   Saint Lucie County, Florida, Solid Waste Disposal Revenue Bonds (Florida
                              Power & Light Co. Project), VRDN, AMT, 3.75% due 1/01/2027 (a)                       4,900
                      6,660   Volusia County, Florida, Health Facilities Authority Revenue Bonds
                              (Pooled Hospital Loan Program), ACES, 3.65% due 11/01/2015 (a) (f)                   6,660

Georgia--                     Burke County, Georgia, Development Authority, PCR (Georgia Power
3.7%                          Company--Plant Vogtle Project), VRDN (a):
                     52,900     2nd Series, 3.60% due 4/01/2025                                                   52,900
                     28,900     4th Series, 3.70% due 7/01/2024                                                   28,900
                     22,400     Refunding, 3.60% due 9/01/2026                                                    22,400
                     26,700     Refunding, 3rd Series, 3.60% due 9/01/2025                                        26,700
                     18,000   Burke County, Georgia, Development Authority, PCR (Oglethorpe Power
                              Corporation--Plant Vogtle Project), Refunding, Series A, 3.60% due
                              12/01/1997 (e)                                                                      18,000

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Georgia            $ 12,100   Burke County, Georgia, Development Authority, PCR (Oglethorpe Power
(concluded)                   Corporation), VRDN, Series A, 3.35% due 1/01/2016 (a) (f)                       $   12,100
                     41,000   Cobb County, Georgia, TAN, 4% due 12/31/1997                                        41,088
                              Eagle Tax Exempt Trust:
                      4,100     3.60% due 9/01/1997                                                                4,100
                      9,500     VRDN, 3.45% due 11/01/2005 (a)                                                     9,500
                      9,500     VRDN, 3.40% due 7/01/2020 (a)                                                      9,500
                      8,938   Georgia Municipal Association, Pooled Bonds, COP, VRDN, 3.40% due
                              12/15/2020 (a) (c)                                                                   8,938
                      9,390   Georgia State Residential Finance Authority, Home Ownership Mortgage
                              Bonds, AMT, Series A, 3.60% due 9/01/1997 (d)                                        9,390
                     13,145   Georgia State, Tender Options, Series 79-A, 3.50% due 5/06/1997                     13,145
                              Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue
                              Bonds:
                      7,005     3.55% due 7/01/2002                                                                7,005
                      7,340     3.55% due 7/01/2004                                                                7,340
                              Monroe County, Georgia, Development Authority, PCR (Georgia Power Co.),
                              VRDN (a):
                     14,900     1st Series, 3.60% due 7/01/2025                                                   14,900
                     24,900     2nd Series, 3.70% due 7/01/2025                                                   24,900

Illinois--            7,000   Chicago, Illinois, IDR (Enterprise Center VIII Project), VRDN, AMT,
10.8%                         3.65% due 6/01/2022 (a)                                                              7,000
                              Chicago, Illinois, O'Hare International Airport Revenue Bonds (American
                              Airlines) (a):
                      8,800     DATES, Series C, 3.70% due 12/01/2017                                              8,800
                     13,300     VRDN, Series A, 3.70% due 12/01/2017                                              13,300
                              Chicago, Illinois, O'Hare International Airport Revenue Bonds (General
                              Airport Second Lien), VRDN (a):
                      6,630     Series B, 3.50% due 1/01/2015                                                      6,630
                     20,500     Series C, 3.50% due 1/01/2018                                                     20,500
                     14,800   Chicago, Illinois, O'Hare International Airport, Special Facilities Revenue
                              Bonds (Compagnie Nationale--Air France), VRDN, AMT, 3.55% due 5/01/2018 (a)         14,800
                              Chicago, Illinois, Tender Notes:
                    121,757     3.55% due 10/31/1997                                                             121,757
                     23,600     VRDN, Series B, 3.40% due 1/01/2012 (a)                                           23,600
                     46,000   Cook County, Illinois, VRDN, 3.45% due 12/01/2001 (a)                               46,000
                     13,800   Eagle Tax Exempt Trust, VRDN, Series 95, Class 7090, 3.61% due 1/01/2024 (a)        13,800
                              Illinois Development Finance Authority, PCR, Refunding (Commonwealth
                              Edison Company Project), VRDN, Series B (a):
                     12,000     3.50% due 12/01/2006 (e)                                                          12,000
                     42,200     3.45% due 10/15/2014                                                              42,200
                              Illinois Development Finance Authority, Revenue Bonds, VRDN (a):
                     25,100     (Lyric Opera Chicago Project), 3.50% due 12/01/2028                               25,100
                      6,000     Refunding (Olin Corporation Project), Series A, 3.70% due 6/01/2004                6,000
                              Illinois Educational Facilities Authority Revenue Bonds, VRDN (a):
                     17,300     (Art Institute of Chicago), 3.55% due 3/01/2027                                   17,300
                      5,200     (Chicago Historical Society), 3.50% due 12/01/2025                                 5,200
                     27,100     (Illinois Institute of Technology), Series A, 3.50% due 9/01/2025                 27,100

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Illinois                      Illinois Health Facilities Authority Revenue Bonds (a):
(concluded)        $  6,900     (Central Dupage Healthcorp. Project), VRDN, 3.75% due 11/01/2020              $    6,900
                     13,200     (Decatur Memorial Hospital Project), VRDN, Series A, 3.50% due
                                11/15/2024 (c)                                                                    13,200
                     29,550     (Franciscan Sisters Health Service), VRDN, 3.80% due 1/01/2018                    29,550
                     15,100     (Highland Park Hospital), VRDN, Series B, 3.50% due 10/01/2012 (f)                15,100
                      8,500     (Hospital Sisters Services, Inc.), UPDATES, Series E, 3.50% due
                                12/01/2014 (c)                                                                     8,500
                     42,600     (Northwest Community Hospital), VRDN, 3.45% due 7/01/2025                         42,600
                     72,200     (Northwestern Memorial Hospital), VRDN, 3.65% due 8/15/2025                       72,200
                      7,000     (Pooled Financing Program), VRDN, Series F, 3.45% due 8/01/2015                    7,000
                     30,000     Refunding (Advocate Health Care), VRDN, Series B, 3.55% due 8/15/2022             30,000
                    105,500     (Resurrection Health Care System), VRDN, 3.70% due 5/01/2011                     105,500
                              Illinois Health Facilities Authority Revenue Bonds (Evanston Hospital
                              Corporation Project):
                     30,000     CP, 3.65% due 10/31/1997                                                          30,000
                     15,000     CP, 3.70% due 12/01/1997                                                          15,000
                     12,000     CP, Series A, 3.85% due 10/15/1997                                                12,000
                     10,000     Series A, 3.65% due 5/29/1997                                                     10,000
                     10,000     Series B, 3.65% due 5/29/1997                                                     10,000
                     10,000     Series C, 3.65% due 5/29/1997                                                     10,000
                     10,000     Series D, 3.65% due 5/29/1997                                                     10,000
                      5,000     Series E, 3.65% due 5/29/1997                                                      5,000
                     18,815   Illinois State, GO, VRDN, UT, 3.50% due 8/01/2019 (a) (c)                           18,815
                      4,900   Illinois Student Assistance Commission, Student Loan Revenue Bonds,
                              VRDN, AMT, Series A, 3.55% due 3/01/2016 (a)                                         4,900
                     21,350   Regional Transportation Authority, Illinois, VRDN, 3.50% due 6/01/2025 (a) (c)      21,350
                     11,100   Southwestern Illinois Development Authority, Solid Waste Disposal Revenue
                              Bonds (Shell Oil Co.--Wood River Project), VRDN, AMT, 3.75% due 8/01/2021 (a)       11,100

Indiana--4.4%        28,660   Evansville, Indiana, Hospital Authority Revenue Bonds (Saint Mary's Medical
                              Center--Daughters of Charity), VRDN, 3.45% due 11/01/2013 (a)                       28,660
                              Fort Wayne, Indiana, Hospital Authority Revenue Bonds (Parkview Memorial
                              Hospital), VRDN (a):
                      1,645     Series B, 3.40% due 1/01/2016                                                      1,645
                      2,700     Series B, 3.45% due 1/01/2020                                                      2,700
                      3,505     Series C, 3.40% due 1/01/2016                                                      3,505
                      5,670     Series D, 3.40% due 1/01/2016                                                      5,670
                              Indiana Bond Bank, Advance Funding Notes:
                     19,000     Series A-1, 4.25% due 7/29/1997                                                   19,047
                     87,200     Series A-2, 4.25% due 1/21/1998                                                   87,576
                              Indiana Health Facilities Financing Authority, Hospital Revenue Bonds (a):
                     25,700     (Clarian Health Partners Inc.), VRDN, Series B, 3.50% due 2/15/2026               25,700
                      5,400     (Daughters of Charity National Health System), ACES, Series A, 3.45%
                                due 11/01/2022                                                                     5,400
                      1,700     (Daughters of Charity National Health System), ACES, Series B, 3.45% due
                                11/01/2022                                                                         1,700
                     18,200     Refunding (Clarian Health Partners Inc.), VRDN, Series A, 3.50% due
                                2/15/2026 (c)                                                                     18,200
                     11,750   Indiana Health Facilities Financing Authority Revenue Bonds (Capital Access
                              Designated Pool), VRDN, 3.45% due 1/01/2012 (a)                                     11,750
                              Indiana Secondary Market Educational Loans Incorporated, Student Loan
                              Revenue Bonds, VRDN, AMT, Series B (a) (e):
                     26,900     3.50% due 12/01/2013                                                              26,900
                     22,500     3.50% due 12/01/2014                                                              22,500

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Indiana            $  8,500   Indianapolis, Indiana, Bond Bank Notes (Local Public Improvement), Series E,
(concluded)                   4.125% due 7/10/1997                                                            $    8,514
                              Jasper County, Indiana, PCR, Refunding (Northern Indiana Public Service Co.),
                              VRDN (a):
                      8,000     Series B, 3.75% due 6/01/2013                                                      8,000
                     20,700     Series C, 3.75% due 4/01/2019                                                     20,700
                     45,325   Marion County, Indiana, Hospital Authority, Hospital Facility Revenue Bonds
                              (Saint Vincent's Hospital and Healthcare Center--Daughters of Charity), VRDN,
                              3.45% due 11/01/2013 (a)                                                            45,325
                      9,400   Princeton, Indiana, PCR, Refunding (PSI Energy Inc. Project), VRDN, 3.65%
                              due 4/01/2022 (a)                                                                    9,400
                     10,600   Rockport, Indiana, PCR, Refunding (AEP Generating Co. Project), VRDN, Series A,
                              3.70% due 7/01/2025 (a) (e)                                                         10,600

Iowa--1.6%            5,000   Chillicothe, Iowa, PCR, Refunding (Iowa-Illinois Gas & Electric Project), VRDN,
                              3.55% due 1/01/2023 (a)                                                              5,000
                              Iowa Finance Authority, Solid Waste Disposal Revenue Bonds (Cedar River Paper
                              Company Project), VRDN, Series A (a):
                     52,500     3.75% due 7/01/2023                                                               52,500
                     42,000     AMT, 3.75% due 6/01/2024                                                          42,000
                     20,500     AMT, 3.75% due 5/01/2025                                                          20,500
                      3,700   Iowa Higher Education Loan Authority Revenue Bonds (Private College
                              Facilities), ACES, 3.45% due 12/01/2015 (a) (c)                                      3,700
                     14,500   Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds,
                              VRDN, AMT, Series B, 3.45% due 12/01/2013 (a) (e)                                   14,500

Kansas--0.6%          9,100   Butler County, Kansas, Solid Waste Disposal Facilities Revenue Bonds (Texaco
                              Refining and Marketing Project), VRDN, AMT, Series A, 3.80% due 8/01/2024 (a)        9,100
                     23,700   Kansas State, Department of Transportation, Highway Revenue Bonds, VRDN,
                              Series B, 3.35% due 9/01/2014 (a)                                                   23,700
                              Wichita, Kansas, Hospital Revenue Bonds (CSJ Health Systems), VRDN (a):
                      1,000     3.65% due 10/01/2002                                                               1,000
                     15,300     3.65% due 10/01/2008                                                              15,300

Kentucky--1.2%        5,100   Ashland, Kentucky, PCR (Merck & Co./Calgon Carbon Project), Series A, 3.65%
                              due 10/01/2006                                                                       5,100
                     22,700   Carroll County, Kentucky, Solid Waste Disposal Facilities Revenue Bonds
                              (Kentucky Utilities Co. Project), VRDN, AMT, Series A, 3.80% due 11/01/2024 (a)     22,700
                              Daviess County, Kentucky, Solid Waste Disposal Facilities Revenue Bonds
                              (Scott Paper Co. Project), VRDN, AMT (a):
                      6,000     Series A, 3.75% due 12/01/2023                                                     6,000
                      9,300     Series A, 3.75% due 5/01/2024                                                      9,300
                      8,100     Series B, 3.75% due 12/01/2023                                                     8,100
                     21,700     Series B, 3.75% due 5/01/2024                                                     21,700
                     11,100   Kentucky Economic Development Finance Authority Revenue Bonds
                              (Sisters of Charity), VRDN, 3.75% due 11/01/2020 (a)                                11,100
                     15,000   Trimble County, Kentucky, PCR, Refunding (Louisville Gas & Electric Co.), CP,
                              Series A, 3.50% due 9/11/1997                                                       15,000

Louisiana--2.6%      31,500   Calcasieu Parish, Louisiana, IDB, Environmental Revenue Refunding Bonds
                              (Citgo Petroleum Corporation), VRDN, AMT, 3.80% due 3/01/2025 (a)                   31,500
                      8,800   Eagle Tax Exempt Trust, VRDN, Series 94, Class 3803, 3.61% due 5/01/2008 (a)         8,800
                      7,500   East Baton Rouge Parish, Louisiana, PCR, Refunding (Exxon Project), VRDN, 3.60%
                              due 3/01/2022 (a)                                                                    7,500
                      5,200   Louisiana Public Facilities Authority, Hospital Revenue Bonds (Hospital Equipment
                              Financing and Refunding Program), VRDN, Series A, 3.70% due 12/01/2005 (a)           5,200
                              Louisiana Public Facilities Authority, Hospital Revenue Bonds
                              (Our Lady of the Lake Regional Medical Center), CP (h):
                     13,500     3.55% due 4/16/1997                                                               13,500
                     33,060     3.55% due 4/17/1997                                                               33,060

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Louisiana          $ 17,000   Louisiana Public Facilities Authority Revenue Bonds (Kenner Hotel Ltd.),
(concluded)                   VRDN, 3.65% due 12/01/2015 (a)                                                  $   17,000
                     35,050   Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                              Refunding Bonds (Loop Inc.--First Stage), ACES, 3.75% due 9/01/2006 (a)             35,050
                     14,100   Plaquemines Parish, Louisiana, Environmental Revenue Bonds (BP
                              Exploration & Oil), VRDN, AMT, 3.80% due 10/01/2024 (a)                             14,100
                              Saint Charles Parish, Louisiana, PCR, VRDN (a):
                     19,200     (Shell Oil Company--Norco Project), AMT, 3.75% due 11/01/2021                     19,200
                      4,400     (Shell Oil Company Project), 3.35% due 6/01/2005                                   4,400
                     21,000     (Shell Oil Company Project), AMT, Series A, 3.75% due 10/01/2022                  21,000
                      4,400   South Louisiana Port Commission, Louisiana, Revenue Refunding Bonds
                              (Occidental Petroleum Corp. Project), VRDN, 3.40% due 7/01/2018 (a)                  4,400

Maine--0.3%          16,000   Jay, Maine, Solid Waste Disposal Revenue Bonds (International Paper),
                              AMT, Series A, 3.95% due 6/02/1997                                                  16,000
                              Maine Health and Higher Educational Facilities Authority Revenue Bonds
                              (VHA New England Inc.), VRDN (a) (e):
                      1,250     Series B, 3.45% due 12/01/2025                                                     1,250
                      1,450     Series F, 3.45% due 12/01/2025                                                     1,450
                      7,000   Maine State, GO, TAN, 4.50% due 6/27/1997                                            7,010

Maryland--1.2%       35,700   Baltimore, Maryland, Port Facilities Revenue Bonds (Occidental Petroleum),
                              VRDN, 3.40% due 10/14/2011 (a)                                                      35,700
                              Maryland State Health and Higher Educational Facilities Authority
                              Revenue Bonds, VRDN (a):
                     23,400     (Pooled Loan Program), Series A, 3.50% due 4/01/2035                              23,400
                     24,200     (Saint Agnes Hospital--Daughters of Charity), 3.45% due 7/01/2013                 24,200
                              Washington Suburban Sanitation District, Maryland, UT:
                     10,000     BAN, 3.40% due 1/01/1999                                                          10,000
                      4,000     Water Supply Refunding Bonds, 5.75% due 11/01/1997                                 4,046

Massachusetts--      32,130   Clipper Tax Exempt Trust 1994-2, VRDN, Class A, 3.36% due 10/17/2002 (a)            32,130
2.0%                 20,900   Eagle Tax Exempt Trust, VRDN, Series J, 3.61% due 8/01/2005 (a)                     20,900
                     10,000   Lynn, Massachusetts, UT, 4.25% due 8/14/1997                                        10,012
                     10,000   Lynn, Massachusetts, Water and Sewer Commission, BAN, Series A, UT,
                              4.25% due 10/08/1997                                                                10,010
                     43,500   Massachusetts Bay Transportation Authority Notes, Series B, 4.75% due
                              9/05/1997                                                                           43,762
                     21,000   Massachusetts State Health and Educational Facilities Authority Revenue Bonds
                              (Capital Asset Program), VRDN, Series D, 3.65% due 1/01/2035 (a) (c)                21,000
                      2,000   Massachusetts State Municipal Wholesale Electric Company, Power Supply
                              System Revenue Bonds, VRDN, Series C, 3.30% due 7/01/2019 (a)                        2,000
                      6,100   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN, AMT,
                              Series B, 3.65% due 7/01/2018 (a)                                                    6,100
                      6,900   Massachusetts State, UPDATES, Series B, 3.60% due 12/01/1997 (a)                     6,900
                      8,000   Pioneer Valley, Massachusetts, Transit Authority, RAN, 4.63% due 8/08/1997           8,014
                      9,000   Springfield, Massachusetts, BAN, 4.60% due 7/11/1997                                 9,012

Michigan--5.5%        6,300   Delta County, Michigan, Economic Development Corp., Environmental
                              Improvement Revenue Refunding Bonds (Mead Escambia Paper), VRDN,
                              Series D, 3.60% due 12/01/2023 (a)                                                   6,300
                      8,000   Eagle Tax Exempt Trust, VRDN, Series 94, Class 2201, 3.55% due 6/01/2021 (a)         8,000
                     17,200   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                              VRDN, 3.30% due 1/01/2020 (a) (f)                                                   17,200
                      8,460   Holly, Michigan, Area School District, VRDN, UT, 3.50% due 5/01/2020 (a) (f)         8,460
                    331,600   Michigan State, CP, 4.50% due 9/30/1997                                            333,292
                     16,000   Michigan State Building Authority Revenue Bonds, CP, Series 1, 3.65% due
                              5/01/1997                                                                           16,000

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Michigan           $  4,150   Michigan State Hospital Finance Authority Revenue Bonds (Providence
(concluded)                   Hospital--Daughters of Charity Systems, Incorporated), VRDN, 3.45% due
                              11/01/2014 (a)                                                                  $    4,150
                              Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds,
                              VRDN (a):
                     20,400     (Consumers Power Company Project), Series A, 3.65% due 6/15/2010                  20,400
                      6,150     (Detroit Edison Co.), Series CC, 3.65% due 9/01/2030                               6,150
                      1,000   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                              (Grayling Generating Project), VRDN, AMT, 3.50% due 1/01/2014 (a)                    1,000
                      9,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation
                              Revenue Refunding Bonds (Detroit Edison Co.), VRDN, Series CC, 3.65%
                              due 10/01/2024 (a)                                                                   9,500
                      5,200   Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds (William
                              Beaumont Hospital), VRDN, Series J, 3.60% due 1/01/2003 (a)                          5,200
                              University of Michigan, University Hospital Revenue Bonds, VRDN, Series A (a):
                     16,000     (Medical Service Plan), 3.75% due 12/01/2027                                      16,000
                      9,800     Refunding, 3.75% due 12/01/2019                                                    9,800

Minnesota--0.7%               Eagle Tax Exempt Trust, VRDN (a):
                     11,100     Series 1994-C-5, 3.61% due 2/01/2015                                              11,100
                     45,000     Series A, 3.61% due 8/01/2006                                                     45,000

Mississippi--        10,000   Harrison County, Mississippi, PCR, Refunding (E.I. du Pont de Nemours & Co.),
0.7%                          VRDN, 3.75% due 9/01/2010 (a)                                                       10,000
                              Jackson County, Mississippi, PCR, Refunding (Chevron USA, Inc. Project),
                              VRDN (a):
                      1,800     3.70% due 12/01/2016                                                               1,800
                      2,000     3.70% due 6/01/2023                                                                2,000
                     27,000   Jackson County, Mississippi, Port Facility Revenue Refunding Bonds
                              (Chevron USA, Inc. Project), VRDN, 3.65% due 6/01/2023 (a)                          27,000
                      3,000   Mississippi Hospital Equipment and Facilities Authority Revenue Bonds
                              (Mississippi Baptist Medical Center), VRDN, Series B, 3.40% due 7/01/2012 (a)        3,000
                     16,415   Perry County, Mississippi, PCR, Refunding (Leaf River Forest Project),
                              VRDN, 3.75% due 3/01/2002 (a)                                                       16,415

Missouri--1.3%       30,000   Eagle Tax Exempt Trust, VRDN, Series 1993-E, 3.61% due 8/01/2006 (a)                30,000
                              Missouri Higher Education Loan Authority, Student Loan Revenue Bonds, VRDN,
                              AMT (a) (b):
                      7,800     Series A, 3.50% due 6/01/2017                                                      7,800
                     11,700     Series B, 3.50% due 6/01/2020                                                     11,700
                              Missouri State Health and Educational Facilities Authority, Health Facilities
                              Revenue Bonds (Sisters of Mercy Health System), VRDN (a):
                     30,000     Refunding, Series B, 3.45% due 12/01/2016                                         30,000
                      5,000     Series A, 3.45% due 6/01/2019                                                      5,000
                     27,700   Saint Louis County, Missouri, IDA, Hospital Revenue Bonds (DePaul Health
                              Center--Daughters of Charity), VRDN, 3.45% due 11/01/2014 (a)                       27,700

Montana--0.1%         6,800   Billings, Montana, M/F Housing Revenue Bonds (West Park Retirement Center),
                              VRDN, 3.45% due 12/01/2007 (a)                                                       6,800

Nebraska--1.0%                Nebraska Higher Education Loan Program, Multiple Mode Student Loan
                              Revenue Bonds, VRDN (a) (b) (c):
                     12,800     Series A, 3.45% due 12/01/2015                                                    12,800
                     13,600     Series B, 3.45% due 12/01/2015                                                    13,600
                      3,100     Series C, 3.45% due 12/01/2015                                                     3,100
                     17,600     Series D, 3.45% due 12/01/2015                                                    17,600
                              Nebraska Higher Education Loan Program, Student Loan Revenue Bonds, VRDN,
                              AMT (a) (b):
                      3,550     Series A, 3.55% due 12/01/2016                                                     3,550
                     30,150     Series C, 3.55% due 8/01/2018                                                     30,150

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Nevada--0.1%       $  7,075   Nevada Housing Division (Mesquite Bluffs Apartments), VRDN, AMT, Series B,
                              3.75% due 5/01/2028 (a)                                                         $    7,075

New Hampshire--       1,400   New Hampshire Higher Educational and Health Facilities Authority Revenue
0.7%                          Bonds (VHA New England Inc.), VRDN, Series D, 3.45% due 12/01/2025 (a) (e)           1,400
                     38,400   New Hampshire State, Business Finance Authority, PCR, Refunding (Public
                              Service Co.), VRDN, Series E, 3.55% due 5/01/2021 (a)                               38,400
                      5,700   New Hampshire State, HFA, M/F Housing Revenue Bonds (P.R.A.
                              Properties--Pheasant Run Project), VRDN, AMT, 3.50% due 5/01/2025 (a)                5,700
                     10,000   New Hampshire State, IDA, Solid Waste Disposal Facility Revenue Bonds
                              (United Illuminating Co. Project), AMT, Series A, 3.55% due 9/01/1997               10,000

New Jersey--         20,000   Casino Reinvestment Development Authority, New Jersey, BAN (Corridor
0.5%                          Projects), Series A, 4.50% due 6/03/1997                                            20,013
                      9,600   East Orange, New Jersey, BAN, 4.75% due 8/28/1997                                    9,619
                     15,000   State of New Jersey, CP, 3.40% due 5/08/1997                                        15,000

New Mexico--         15,500   Albuquerque, New Mexico, Hospital Revenue Bonds (Saint Joseph's Sisters
1.0%                          of Charity), VRDN, 3.45% due 5/15/2022 (a)                                          15,500
                              Farmington, New Mexico, PCR (Arizona Public Service Co.), VRDN (a):
                     11,300     AMT, Series C, 3.75% due 9/01/2024                                                11,300
                     36,000     Series A, 3.60% due 5/01/2024                                                     36,000
                     14,150     Series B, 3.75% due 9/01/2024                                                     14,150
                      3,700   Hurley, New Mexico, PCR (Kennecott Santa Fe), VRDN, 3.70% due 12/01/2015 (a)         3,700

New York--3.1%                Eagle Tax Exempt Trust, VRDN (a):
                     27,300     3.61% due 2/15/2007                                                               27,300
                      7,100     Series 1994-C2, 3.56% due 6/15/2018                                                7,100
                              New York City, New York, GO, VRDN, UT (a):
                      3,000     Sub-Series A-7, 3.70% due 8/01/2019                                                3,000
                      8,400     Sub-Series B-3, 3.65% due 8/15/2004 (c)                                            8,400
                              New York City, New York, Municipal Water Finance Authority, Water and Sewer
                              System Revenue Bonds, VRDN (a) (f):
                     40,500     Series 1993-C, 3.65% due 6/15/2022                                                40,500
                      3,500     Series G, 3.75% due 6/15/2024                                                      3,500
                              New York City, New York, RAN, UT:
                     70,360     Series A, 4.50% due 4/15/1997                                                     70,383
                     30,000     Series B, 4.50% due 6/30/1997                                                     30,064
                     12,500   New York Municipal Assistance Co., New York, CP, 4% due 4/01/1997                   12,500
                      6,500   New York State Dormitory Authority Revenue Bonds (Putters-14A), VRDN,
                              3.55% due 7/01/2008 (a)                                                              6,500
                     17,600   New York State, HFA, Revenue Bonds (East 84th Street), VRDN, AMT, Series A,
                              3.40% due 11/01/2028 (a)                                                            17,600
                      7,600   New York State, Local Government Assistance Corporation, VRDN, Series F,
                              3.35% due 4/01/2025 (a)                                                              7,600
                     21,500   Westchester County, New York, TAN, UT, 3.48% due 12/11/1997                         21,497

North Carolina--      5,000   Charlotte--Mecklenberg Hospital Authority, North Carolina, Health Care
1.7%                          System Revenue Bonds, VRDN, Series D, 3.35% due 1/15/2026 (a)                        5,000
                              Craven County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Cravenwood Energy Project), VRDN, AMT (a):
                      4,500     Series B, 3.80% due 5/01/2011                                                      4,500
                      3,000     Series C, 3.80% due 5/01/2011                                                      3,000
                              North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                     23,950     (Bowman Grey School of Medicine Project), 3.50% due 9/01/2020                     23,950
                     20,240     (Duke University Project), Series A, 3.35% due 6/01/2027                          20,240
                     15,000     (Duke University Project), Series B, 3.35% due 12/01/2021                         15,000
                     16,875   North Carolina Medical Care Commission, Health Care Facilities Revenue
                              Bonds (Cabarrus Memorial Hospital Project), VRDN, 3.45% due 3/01/2012 (a)           16,875

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
North Carolina                North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
(concluded)        $  1,700     (Duke University Hospital), Series B, 3.35% due 6/01/2015                     $    1,700
                      2,000     (Duke University Hospital), Series C, 3.35% due 6/01/2015                          2,000
                     28,500     (North Carolina Baptist Hospital Project), Series B, 3.45% due 6/01/2022          28,500
                      5,400   Raleigh--Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines), VRDN, Series B, 3.70% due 11/01/2015 (a)        5,400
                     17,000   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Carolina Power and Light Company
                              Project), DATES, 3.80% due 3/01/2017 (a)                                            17,000

North Dakota--       13,000   North Dakota, HFA, Home Mortgage Finance Revenue Bonds, AMT, Series C,
0.1%                          3.85% due 4/03/1997                                                                 13,000

Ohio--1.4%           37,395   Cincinnati, Ohio, City School District, TAN, Series C, 5.41% due 7/10/1997          37,576
                     20,000   Clermont County, Hospital Facilities Revenue Refunding Bonds
                              (Mercy Health System), VRDN, Series A, 3.45% due 12/01/2021 (a)                     20,000
                     13,250   Cleveland, Ohio, City School District, RAN, 5% due 6/01/1997 (e)                    13,285
                     10,500   Eagle Tax Exempt Trust, VRDN, 3.56% due 7/01/2015 (a)                               10,500
                     19,000   Franklin County, Ohio, Hospital Revenue Refunding &Improvement Bonds
                              (US Health Corp.--Columbus), VRDN, Series A, 3.45% due 12/01/2021 (a)               19,000
                      1,865   Ohio HFA, M/F Housing Revenue Bonds (Kenwood Congregate Retirement
                              Program), VRDN, 3.35% due 12/01/2015 (a)                                             1,865
                      5,137   Ohio School District, COP (Cash Flow Borrowing Program), RAN, Series B,
                              4.53% due 6/30/1997                                                                  5,143
                      8,100   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                              (Cincinnati Gas & Electric), VRDN, Series B, 3.65% due 9/01/2030 (a)                 8,100
                      3,000   Scioto County, Ohio, Hospital Facilities Revenue Bonds (VHA Central Inc.--
                              Capital Asset), VRDN, Series C, 3.40% due 12/01/2025 (a) (e)                         3,000

Oklahoma--1.1%       20,000   Garfield County, Oklahoma, Industrial Authority, PCR, Refunding (Oklahoma Gas
                              and Electric Company Project), VRDN, Series A, 3.50% due 1/01/2025 (a)              20,000
                     10,250   Grand River, Oklahoma, Dam Authority Revenue Bonds, VRDN, Series 42,
                              3.50% due 6/01/2009 (a) (e)                                                         10,250
                     14,200   Muskogee, Oklahoma, Industrial Trust, PCR, Refunding (Oklahoma Gas and
                              Electric Co.), VRDN, Series A, 3.55% due 1/01/2025 (a)                              14,200
                              Oklahoma State Industrial Authority Revenue Bonds (Baptist Medical Center),
                              VRDN (a):
                     10,500     Series A, 3.55% due 8/15/2024                                                     10,500
                     40,500     Series B, 3.55% due 8/15/2023                                                     40,500

Oregon--1.8%          8,900   Medford, Oregon, Hospital Facilities Authority Revenue Bonds
                              (Gross-Rogue Valley Health Services), VRDN, 3.85% due 10/01/2016 (a)                 8,900
                              Oregon State, GO, Veterans' Welfare Bonds, VRDN (a):
                     53,000     Series 73-E, 3.40% due 12/01/2016                                                 53,000
                     15,000     Series 73-G, 3.40% due 12/01/2018                                                 15,000
                     64,300     Series 73-H, 3.40% due 12/01/2019                                                 64,300
                      8,000   Portland, Oregon, M/F Revenue Bonds (Multi Mode Housing--Union Station),
                              VRDN, AMT, 3.70% due 12/01/2027 (a)                                                  8,000

Pennsylvania--       27,000   Allegheny County, Pennsylvania, IDA, PCR (Duquesne Light Project), CP,
4.0%                          Series A, 3.70% due 2/05/1998                                                       27,000
                      2,500   Butler County, Pennsylvania, IDA, IDR, Refunding (Wetterau Finance Co. Project),
                              VRDN, 3.60% due 12/01/2014 (a)                                                       2,500
                              Eagle Tax Exempt Trust, VRDN (a):
                     12,300     3.61% due 5/01/2015                                                               12,300
                     17,000     Series 94, Class 3803, 3.61% due 5/01/2008                                        17,000
                      4,600   Geisinger, Pennsylvania, Health Systems Revenue Bonds, VRDN, Series B,
                              3.70% due 7/01/2022 (a)                                                              4,600
                     30,000   Harrisburg, Pennsylvania, Revenue Bonds (Pooled Financing Fund), VRDN,
                              3.60% due 7/01/2021 (a)                                                             30,000

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Pennsylvania       $  3,700   Montgomery County, Pennsylvania, Higher Education and Health Authority,
(concluded)                   Hospital Revenue Bonds (Holy Redeemer Hospital), VRDN, 3.35%
                              due 9/01/2018 (a) (e)                                                           $    3,700
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN, AMT (a):
                      5,400     Series A, 3.50% due 1/01/2018 (b)                                                  5,400
                     26,950     Series A, 3.50% due 12/01/2024 (b)                                                26,950
                     10,000     Series B, 3.50% due 7/01/2018                                                     10,000
                     19,400   Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Bonds (Temple University), VRDN, 3.70% due 10/01/2009 (a)        19,400
                              Pennsylvania State Higher Educational Facilities Authority, College and
                              University Revenue Refunding Bonds (Carnegie Mellon University), VRDN (a):
                     23,300     Series A, 3.70% due 11/01/2025                                                    23,300
                      5,000     Series B, 3.70% due 11/01/2027                                                     5,000
                     15,000     Series C, 3.70% due 11/01/2029                                                    15,000
                     13,200     Series D, 3.70% due 11/01/2030                                                    13,200
                     15,000   Pennsylvania State Higher Educational Facilities Authority, Health Services
                              Revenue Bonds (University of Pennsylvania), ACES, Series B,
                              3.40% due 1/01/2024 (a)                                                             15,000
                     10,000   Pennsylvania State, TAN, First Series, 4.50% due 6/30/1997                          10,023
                      7,500   Pennsylvania State University (University Project), Series A, 4.50% due 11/25/1997   7,548
                              Philadelphia, Pennsylvania, Hospital and Higher Education Facilities Authority,
                              Hospital Revenue Bonds (Children's Hospital of Philadelphia Project), VRDN (a):
                     27,450     3.70% due 3/01/2027                                                               27,450
                     10,900     Series A, 3.70% due 3/01/2027                                                     10,900
                      6,900   Philadelphia, Pennsylvania, IDA, Revenue Bonds (Institute for Cancer Research
                              Project), VRDN, Series A, 3.70% due 7/01/2013 (a)                                    6,900
                     33,600   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1997                     33,644
                      8,900   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                              (VHA of Pennsylvania, Inc.--Capital Assets Financing Program), VRDN,
                              Series L, 3.40% due 12/01/2020 (a) (e)                                               8,900

South Carolina--      2,000   Berkeley County, South Carolina, PCR, Refunding (Amoco Chemical Co. Project),
1.3%                          VRDN, 3.65% due 7/01/2012 (a)                                                        2,000
                     17,950   Charleston County, South Carolina, Industrial Revenue Refunding Bonds
                              (Massey Coal Terminal), VRDN, 3.75% due 1/01/2007 (a)                               17,950
                     35,000   Florence County, South Carolina, Solid Waste Disposal and Wastewater
                              Treatment Facilities Revenue Bonds (Roche Carolina Inc. Project),
                              VRDN, AMT, 3.65% due 4/01/2026 (a)                                                  35,000
                     22,400   Orangeburg County, South Carolina, Solid Waste Disposal Facilities Revenue
                              Bonds (South Carolina Electric & Gas), VRDN, AMT, 3.85% due 11/01/2024 (a)          22,400
                              South Carolina Jobs, EDA, Revenue Bonds, VRDN (a):
                      7,200     AMT (Greenfield Industries Inc. Project), 3.55% due 3/01/2015                      7,200
                      5,400     AMT (Wellman, Inc. Project), 3.90% due 12/01/2010                                  5,400
                     14,100     AMT (Wellman, Inc. Project), 3.90% due 12/01/2012                                 14,100
                      4,550     (Saint Francis Hospital Project), 3.70% due 7/01/2022                              4,550

Tennessee--1.3%      16,000   Clarksville, Tennessee, Public Building Authority Revenue Bonds (Pooled
                              Financing--Tennessee Municipal Bond Fund), VRDN, 3.50% due 10/01/2025 (a)           16,000
                      9,400   Cleveland, Tennessee, IDB, Revenue Bonds (Newly Wed Foods Incorporated
                              Project), VRDN, AMT, 3.55% due 1/01/2012 (a)                                         9,400
                      8,100   Loudon, Tennessee, IDB, PCR, Refunding (A.E. Staley Manufacturing Co.
                              Project), VRDN, 3.50% due 9/01/2001 (a)                                              8,100
                     14,200   Memphis--Shelby County, Tennessee, Airport Authority Revenue Bonds, VRDN,
                              AMT, Series B, 3.55% due 3/01/2010 (a)                                              14,200
                     13,000   Montgomery County, Tennessee, Public Building Authority Revenue Bonds
                              (Pooled Financing--Montgomery County Loan), VRDN, 3.50% due 7/01/2019 (a)           13,000

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Tennessee          $ 14,955   Morristown, Tennessee, IDB, PCR, Refunding (Akzo Chemicals, Inc. Project),
(concluded)                   VRDN, 3.50% due 8/01/2001 (a)                                                   $   14,955
                      5,500   Nashville and Davidson Counties, Tennessee, Metropolitan Health and
                              Educational Facilities Board Revenue Bonds (Vanderbilt University Project),
                              Series 85-A, 3.65% due 1/15/1998                                                     5,500
                     14,000   Tennessee State, BAN, VRDN, Series C, 3.45% due 7/02/2001 (a)                       14,000
                     12,000   Volunteer State Student Funding Corporation, Tennessee, Student Loan
                              Revenue Bonds, VRDN, AMT, Series A-1, 3.60% due 12/01/2017 (a)                      12,000

Texas--18.6%                  Brazos River Authority, Texas, PCR (Texas Utilities Electric Co.),
                              VRDN, AMT (a):
                     29,055     Refunding, Series B, 3.75% due 6/01/2030                                          29,055
                     21,305     Refunding, Series B, 3.75% due 2/01/2032 (c)                                      21,305
                     62,355     Refunding, Series C, 3.75% due 6/01/2030                                          62,355
                      8,000     Series A, 3.75% due 4/01/2030                                                      8,000
                     29,500   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston Light
                              and Power Co.), VRDN, AMT, Series 1997, 3.75% due 11/01/2018 (a) (e)                29,500
                     24,700   Brazos, Texas, Higher Education Authority Incorporated, Student Loan
                              Revenue Bonds, VRDN, AMT, Series B-1, 3.45% due 6/01/2023 (a) (b)                   24,700
                      4,000   Corpus Christi, Texas, IDR (Dedietrich USA Incorporated Project), VRDN,
                              AMT, 3.60% due 11/01/2008 (a)                                                        4,000
                      6,600   Dallas-Fort Worth, Texas, Regional Airport Revenue Bonds, VRDN, Series 5,
                              3.50% due 11/01/2015 (a) (f)                                                         6,600
                      7,100   Grapevine, Texas, IDR, Airport Revenue Refunding Bonds (Southern Air
                              Transportation Project), VRDN, 3.50% due 3/01/2010 (a)                               7,100
                              Greater Texas Student Loan Corp., Student Loan Revenue Refunding Bonds,
                              AMT (b):
                     15,000     Series A, 3.70% due 3/01/1998                                                     15,000
                      4,250     Series B, 3.85% due 6/01/1997                                                      4,250
                              Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (Citgo Petroleum
                              Corp. Project), VRDN, AMT (a):
                     13,700     3.80% due 5/01/2025                                                               13,700
                     15,400     3.80% due 4/01/2026                                                               15,400
                      7,000   Gulf Coast Waste Disposal Authority, Texas, Environmental Improvement
                              Revenue Bonds (Amoco Oil Co. Project), 3.45% due 9/01/1997                           7,000
                              Gulf Coast Waste Disposal Authority, Texas, PCR, VRDN, AMT (a):
                     28,500     (Amoco Oil Co. Project), 3.75% due 5/01/2023                                      28,500
                      4,400     Refunding (Exxon Project), 3.65% due 6/01/2020                                     4,400
                              Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue
                              Bonds (Amoco Oil Co. Project), VRDN, AMT (a):
                     23,000     3.75% due 7/01/2027                                                               23,000
                     27,600     Refunding, 3.75% due 8/01/2023                                                    27,600
                     17,710   Harris County, Texas, GO, VRDN, Series 45, 3.50% due 8/15/2016 (a) (f)              17,710
                              Harris County, Texas, Health Facilities Development Corporation,
                              Hospital Revenue Bonds, VRDN (a):
                    180,000     (Methodist Hospital), 3.70% due 12/01/2025                                       180,000
                     36,700     Refunding (Methodist Hospital), 3.70% due 12/01/2026                              36,700
                     14,100     (Saint Luke's Episcopal Hospital), Series B, 3.70% due 2/15/2016                  14,100
                     10,800     (Saint Luke's Episcopal Hospital), Series C, 3.70% due 2/15/2016                  10,800
                     17,100     (Saint Luke's Episcopal Hospital), Series D, 3.70% due 2/15/2016                  17,100
                              Harris County, Texas, Industrial Development Corporation, PCR (Exxon Project),
                              DATES (a):
                      7,100     Series 1984-A, 3.60% due 3/01/2024                                                 7,100
                     12,900     Series 1984-B, 3.60% due 3/01/2024                                                12,900
                     46,100   Harris County, Texas, Industrial Development Corporation, Solid Waste
                              Disposal Revenue Bonds (Deer Park Limited Partnership), VRDN, AMT,
                              Series A, 3.80% due 2/01/2023 (a)                                                   46,100

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Texas                         Harris County, Texas, Toll Road Revenue Bonds, VRDN (a):
(continued)        $ 25,000     Sub-Lien H, 3.40% due 8/01/2020                                               $   25,000
                     15,000     UT, Sub-Lien D, 3.30% due 8/01/2015                                               15,000
                              Hockley County, Texas, Industrial Development Corporation, PCR:
                     11,940     (Amoco Project), 3.60% due 5/01/1997                                              11,940
                     34,685     (Amoco Project--Standard Oil Co.), 3.60% due 9/01/1997                            34,706
                              Houston, Texas, CP, Series A:
                     10,900     3.30% due 5/01/1997                                                               10,900
                     10,000     3.35% due 5/09/1997                                                               10,000
                     11,000   Houston, Texas, Water and Sewer System Revenue Bonds, VRDN, Series 22,
                              3.55% due 12/01/2020 (a) (c)                                                        11,000
                     72,430   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, VRDN,
                              3rd Junior Lien, 3.35% due 1/01/2013 (a) (c)                                        72,430
                      9,500   Lower Neches Valley Authority, Texas, PCR (Chevron U.S.A. Inc. Project),
                              3.50% due 8/15/1997                                                                  9,500
                     25,200   Lubbock, Texas, Health Facilities Development Corporation Revenue Bonds
                              (Saint Joseph Health System), VRDN, Series A, 3.75% due 7/01/2013 (a)               25,200
                              North Texas Higher Education Authority Incorporated, Student Loan
                              Revenue Bonds, VRDN, AMT (a) (b) (e):
                     12,800     Series C, 3.50% due 4/01/2020                                                     12,800
                     13,700     Series F, 3.50% due 4/01/2020                                                     13,700
                              North Texas Higher Education Authority Incorporated, Student Loan Revenue
                              Refunding Bonds, VRDN, AMT (a) (b):
                      3,000     3.50% due 3/01/1999                                                                3,000
                     27,900     3.50% due 3/01/2005                                                               27,900
                     29,000     Series A, 3.50% due 4/01/2005                                                     29,000
                      5,000     Series A, 3.50% due 4/01/2020                                                      5,000
                              Panhandle Plains, Texas, Higher Education Authority Incorporated, Student Loan
                              Revenue Bonds, VRDN, AMT, Series A (a) (b):
                     29,000     3.45% due 6/01/2021                                                               29,000
                     13,700     3.45% due 6/01/2025                                                               13,700
                      4,700     Refunding, 3.45% due 6/01/2008                                                     4,700
                     18,800   Port Corpus Christi, Texas, Industrial Development Corporation, Sewage
                              and Solid Waste Disposal Revenue Bonds (Citgo Petroleum Corp. Project),
                              VRDN, AMT, 3.80% due 4/01/2026 (a)                                                  18,800
                     10,100   Port of Port Arthur, Texas, Navigational District, PCR, Refunding
                              (Texaco Inc. Project), VRDN, 3.75% due 10/01/2024 (a)                               10,100
                     15,750   San Antonio, Texas, Electric and Gas Revenue Bonds, CP, Series A, 3.45%
                              due 5/08/1997                                                                       15,750
                     15,000   San Antonio, Texas, Higher Education Authority, Revenue Refunding Bonds
                              (Trinity University Project), VRDN, 3.45% due 4/01/2004 (a)                         15,000
                     10,000   San Antonio, Texas, Hotel Occupancy Revenue Bonds, VRDN, 3.50% due
                              8/15/2019 (a) (f)                                                                   10,000
                     10,000   Texas A&M University, Texas, CP, 3.55% due 5/15/1997                                10,000
                              Texas State, CP:
                     25,000     3.45% due 5/28/1997                                                               25,000
                     17,900     3.50% due 6/10/1997                                                               17,900
                     28,900   Texas State, GO, Refunding (Veterans' Housing Assistance Fund),
                              VRDN, AMT, 3.35% due 12/01/2016 (a)                                                 28,900
                     28,400   Texas State, Multi-Modal Water Development Board, VRDN, Series A, 3.80%
                              due 3/01/2015 (a)                                                                   28,400
                    245,600   Texas State, TRAN, 4.75% due 8/29/1997                                             246,991
                     26,885   Travis County, Texas, Health Facility Development Corporation Revenue Bonds
                              (Daughters of Charity--Seton Medical Center), VRDN, 3.45% due 11/01/2012 (a)        26,885

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Texas              $ 21,200   Trinity River Authority, Texas, PCR (Texas Utilities Electric), VRDN, AMT,
(concluded)                   Series 96A, 3.75% due 3/01/2026 (a) (e)                                         $   21,200
                              Waco, Texas, Health Facilities Development Corporation, Health Facilities
                              Revenue Bonds (Daughters of Charity--Providence Hospital), VRDN (a):
                     17,800     3.45% due 11/01/2013                                                              17,800
                     11,900     Series 88A, 3.45% due 11/01/2018                                                  11,900
                      9,100   West Side Calhoun County, Texas, Development Corporation, PCR (Sohio
                              Chemical Company Project), UPDATES, 3.70% due 12/01/2015 (a)                         9,100
                      4,200   West Side Calhoun County, Texas, Navigation District, Sewer and Solid Waste
                              Disposal Revenue Bonds (BP Chemicals Inc. Project), VRDN, AMT, 3.80%
                              due 4/01/2031 (a)                                                                    4,200

Utah--1.4%           16,900   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 3.70%
                              due 11/01/2024 (a) (e)                                                              16,900
                      4,550   Salt Lake City, Utah, PCR (Amoco-Standard Oil Project), 3.50% due 10/01/1997         4,541
                              Salt Lake County, Utah, PCR, Refunding (Service Station Holdings Project),
                              VRDN (a):
                     20,700     3.70% due 2/01/2008                                                               20,700
                     22,300     Series B, 3.70% due 8/01/2007                                                     22,300
                     15,375   Utah County, Utah, Environmental Improvement Revenue Refunding Bonds
                              (USX Corp. Project), 3.45% due 8/05/1997                                            15,375
                              Utah State Board of Regents, Student Loan Revenue Bonds, VRDN, AMT (a) (e):
                      6,000     Series C, 3.50% due 11/01/2013                                                     6,000
                     33,500     Series L, 3.50% due 11/01/2025                                                    33,500

Vermont--0.4%         1,100   Vermont Educational and Health Buildings Financing Agency Revenue Bonds
                              (VHA--New England), VRDN, Series G, 3.45% due 12/01/2025 (a) (e)                     1,100
                     29,175   Vermont State Student Assistance Corporation, Student Loan Revenue Bonds,
                              VRDN, 3.55% due 1/01/2004 (a)                                                       29,175

Virginia--1.1%        8,500   Eagle Tax Exempt Trust, VRDN, Series 95, Class 7091, 3.56%due 1/15/2013 (a)          8,500
                     14,000   Peninsula Ports Authority, Virginia, Port Facility Revenue Refunding Bonds
                              (Shell Oil Company Project), UPDATES, Series A, 3.75% due 12/01/2005 (a)            14,000
                     20,000   Richmond, Virginia, BAN, Series A, 3.50% due 6/30/1997                              20,000
                              Rockingham County, Virginia, IDA, Revenue Bonds:
                     16,000     (Merck & Co.), Series A, 3.65% due 10/01/2020                                     16,000
                      1,000     VRDN, 3.90% due 10/01/2022 (a)                                                     1,000
                     33,700   Virginia State Housing Development Authority, Commonwealth Mortgage,
                              Sub-Series H, 3.40% due 7/22/1997                                                   33,684

Washington--         16,300   Eagle Tax Exempt Trust, 3.40% due 4/01/1997                                         16,300
2.3%                 30,200   Snohomish County, Washington, Public Utility District No. 001, Electric
                              Revenue Bonds (Generation System), VRDN, 3.35% due 1/01/2025 (a) (c)                30,200
                              Washington State Housing Finance Commission, M/F Mortgage Revenue Bonds,
                              VRDN (a):
                      6,400     (Arbors on the Park Project), 3.65% due 10/01/2024                                 6,400
                     10,600     (Courtside Apartments Project), AMT, 3.55% due 1/01/2026                          10,600
                              Washington State Public Power Supply System Revenue Bonds
                              (Nuclear Project No. 1), VRDN (a):
                     18,990     3.60% due 7/01/2004                                                               18,990
                      6,060     Refunding, Series 1A-1, 3.45% due 7/01/2017                                        6,060
                              Washington State Public Power Supply System, Revenue Refunding Bonds
                              (Nuclear Project No. 3), VRDN (a):
                     23,365     Series 3A-1, 3.40% due 7/01/2018                                                  23,365
                     42,785     Series 3A-2, 3.40% due 7/01/2018                                                  42,785

CMA TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                  (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
Washington                    Washington Student Loan Finance Association Revenue Bonds
(concluded)                   (Guaranteed Student Loan Program), VRDN (a):
                   $  9,700     AMT, Series A, 3.65% due 12/01/2002                                           $    9,700
                      6,000     AMT, Series B, 3.65% due 12/01/2002                                                6,000
                     10,680     AMT, Series B, 3.50% due 1/01/2004                                                10,680
                     10,400     Second Series, 3.55% due 1/01/2001                                                10,400

West Virginia--      11,220   Hancock County, West Virginia, County Commission, IDR, Refunding
0.1%                          (The Boc Group Inc. Project), VRDN, 3.50% due 8/01/2005 (a)                         11,220

Wisconsin--1.1%               Eagle Tax Exempt Trust, VRDN, Series 94 (a):
                      5,500     Class 4901, 3.61% due 9/01/2015                                                    5,500
                     24,300     Class 4905, 3.61% due 10/01/2005                                                  24,300
                      6,500   Hartland, Wisconsin, IDR (Commercial Communications Inc.--Hegwood LLC
                              Project), VRDN, AMT, 3.65% due 8/01/2009 (a)                                         6,500
                     19,000   Pleasant Prairie, Wisconsin, PCR, Refunding (Wisconsin Electric & Power Co.),
                              VRDN, Series C, 3.50% due 9/01/2030 (a)                                             19,000
                     16,000   Sheboygan, Wisconsin, PCR, Refunding (Wisconsin Power and Light Company
                              Project), VRDN, Series A, 3.70% due 9/01/2015 (a)                                   16,000
                     14,500   Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                              (Wheaton Franciscan Services), VRDN, 3.35% due 8/15/2016 (a)                        14,500
                      2,150   Wisconsin State Health Facilities Authority Revenue Bonds (Saint Mary's
                              Hospital of Milwaukee--Daughters of Charity), VRDN, 3.45% due 11/01/2016 (a)         2,150

Wyoming--1.3%        18,000   Lincoln County, Wyoming, Environmental Improvement Revenue Bonds
                              (Pacificorp. Project), VRDN, AMT, 3.90% due 11/01/2025 (a)                          18,000
                              Lincoln County, Wyoming, PCR:
                     24,800     (Amoco Project--Standard Oil Ltd.), 3.50% due 10/01/1997                          24,772
                     12,400     (Exxon Project), VRDN, AMT, Series A, 3.70% due 7/01/2017 (a)                     12,400
                      9,000     (Exxon Project), VRDN, AMT, Series B, 3.70% due 7/01/2017 (a)                      9,000
                     11,100   Sweetwater County, Wyoming, Environmental Improvement Revenue Refunding
                              Bonds (Pacificorp Project), VRDN, AMT, 3.90% due 11/01/2025 (a)                     11,100
                     18,000   Sweetwater County, Wyoming, PCR, Refunding (Pacificorp Project), VRDN,
                              3.40% due 7/01/2015 (a)                                                             18,000
                     12,205   Unita County, Wyoming, PCR (Amoco Oil Company Project), Series A,
                              3.90% due 12/01/1997                                                                12,229

Puerto Rico--2.9%             Puerto Rico Commonwealth, Government Development Bank, CP:
                     45,000     3.40% due 5/01/1997                                                               45,000
                     45,000     3.40% due 5/02/1997                                                               45,000
                     18,000     3.35% due 5/05/1997                                                               18,000
                     15,000     3.40% due 5/06/1997                                                               15,000
                     20,300     3.40% due 5/07/1997                                                               20,300
                     20,700     3.20% due 5/09/1997                                                               20,700
                     76,000   Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997                     76,141

                              Total Investments (Cost--$8,398,638*)--100.6%                                    8,398,638

                              Liabilities in Excess of Other Assets--(0.6%)                                      (51,360)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $8,347,278
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)SLMA Collateralized.
(c)MBIA Insured.
(d)FHA Insured.
(e)AMBAC Insured.
(f)FGIC Insured.
(g)Prerefunded.
(h)FSA Insured.
  *Cost for Federal income tax purposes.


See Notes to Financial Statements.

CMA TAX-EXEMPT FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$8,398,637,630) (Note 1a)                                        $ 8,398,637,630
Cash                                                                                                              29,779
Receivables:
 Interest                                                                               $    49,311,648
 Securities sold                                                                              3,487,147       52,798,795
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d)                                                             395,016
                                                                                                         ---------------
Total assets                                                                                               8,451,861,220
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                        98,406,452
 Investment adviser (Note 2)                                                                  2,766,520
 Distributor (Note 2)                                                                         2,520,088
 Dividends to shareholders (Note 1e)                                                              1,794
 Beneficial interest redeemed                                                                       662      103,695,516
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           888,182
                                                                                                         ---------------
Total liabilities                                                                                            104,583,698
                                                                                                         ---------------
Net Assets                                                                                               $ 8,347,277,522
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $   834,975,801
Paid-in capital in excess of par                                                                           7,514,540,352
Undistributed investment income--net                                                                              19,471
Accumulated realized capital losses--net (Note 4)                                                             (2,258,102)
                                                                                                         ---------------

Net Assets--Equivalent to $1.00 per share based on 8,349,758,013 shares of
beneficial interest outstanding                                                                          $ 8,347,277,522
                                                                                                         ===============

See Notes to Financial Statements.

CMA TAX-EXEMPT FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $   278,950,355

Expenses:
Investment advisory fees (Note 2)                                                       $    30,793,066
Distribution fees (Note 2)                                                                    9,788,070
Transfer agent fees (Note 2)                                                                  1,466,306
Registration fees (Note 1d)                                                                     512,544
Accounting services (Note 2)                                                                    406,090
Custodian fees                                                                                  216,738
Printing and shareholder reports                                                                145,484
Professional fees                                                                                74,331
Trustees' fees and expenses                                                                      47,644
Pricing fees                                                                                     47,021
Other                                                                                           114,214
                                                                                        ---------------

Total expenses                                                                                                43,611,508
                                                                                                         ---------------
Investment income--net                                                                                       235,338,847
Realized Gain on Investments--Net (Note 1c)                                                                    2,077,078
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $   237,415,925
                                                                                                         ===============



See Notes to Financial Statements.



CMA TAX-EXEMPT FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                           1997                1996
Operations:
Investment income--net                                                                  $   235,338,847  $   253,032,458
Realized gain on investments--net                                                             2,077,078          722,425
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                        237,415,925      253,754,883
                                                                                        ---------------  ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                     (235,183,162)    (252,865,367)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders                        (235,183,162)    (252,865,367)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                         27,075,188,082   25,775,869,013
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                         235,179,553      252,865,978
                                                                                        ---------------  ---------------
                                                                                         27,310,367,635   26,028,734,991
Cost of shares redeemed                                                                 (27,129,482,654) (25,257,428,388)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest
transactions                                                                                180,884,981      771,306,603
                                                                                        ---------------  ---------------
Net Assets:
Total increase in net assets                                                                183,117,744      772,196,119
Beginning of year                                                                         8,164,159,778    7,391,963,659
                                                                                        ---------------  ---------------
End of year*                                                                            $ 8,347,277,522  $ 8,164,159,778
                                                                                        ===============  ===============

*Undistributed investment income--net (Note 1f)                                         $        19,471  $         1,500
                                                                                        ===============  ===============



See Notes to Financial Statements.

CMA TAX-EXEMPT FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                     For the Year Ended March 31,

Increase (Decrease) in Net Asset Value:               1997           1996           1995           1994           1993
Per Share Operating Performance:
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income--net                                   .03            .03            .03            .02            .02
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends from investment income--net              (.03)          (.03)          (.03)          (.02)          (.02)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========
Total Investment Return                                2.99%          3.32%          2.76%          1.96%          2.36%
                                                  ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses                                                .55%           .55%           .55%           .55%           .54%
                                                  ==========     ==========     ==========     ==========     ==========
Investment income--net                                 2.94%          3.26%          2.70%          1.94%          2.33%
                                                  ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands)            $8,347,278     $8,164,160     $7,391,964     $7,911,960     $7,527,054
                                                  ==========     ==========     ==========     ==========     ==========



See Notes to Financial Statements.

CMA TAX-EXEMPT FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Tax-Exempt Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $137,714 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the

CMA TAX-EXEMPT FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


annual rate of 0.125% of the average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $2,258,000, of which $1,358,000 expires in 1998, $210,000 expires in 1999, and $690,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carry-forward in the amount of $205,513 has been reclassified to paid-in capital in excess of par.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997    (IN THOUSANDS)
                   Face    Interest   Maturity      Value
Issue             Amount     Rate       Date      (Note 1a)

               US Government Obligations*--100.1%

US Treasury   $   39,142    4.90 %    4/03/97   $   39,126
Bills             71,000    4.905     4/03/97       70,971
                  15,791    4.94      4/03/97       15,784
                  25,000    4.945     4/03/97       24,990
                  47,149    4.97      4/03/97       47,129
                  25,218    5.03      4/03/97       25,208
                  31,034    5.045     4/03/97       31,021
                  25,906    5.09      4/03/97       25,895
                  25,000    5.095     4/03/97       24,990
                   2,403    5.10      4/03/97        2,402
                  53,244    5.125     4/17/97       53,115
                   5,391    5.135     4/17/97        5,378
                     610    5.14      4/17/97          609
                   2,590    5.145     4/17/97        2,584
                 104,822    5.15      4/17/97      104,567
                  25,000    5.155     4/17/97       24,939
                     272    5.16      4/17/97          271
                  10,872    5.18      4/17/97       10,845
                  25,000    5.01      5/01/97       24,892
                  42,582    5.03      5/01/97       42,398
                   1,665    4.995     5/08/97        1,656
                  20,000    5.06      5/08/97       19,895
                  19,233    5.16      5/08/97       19,128
                   1,077    5.22      5/08/97        1,071
                  25,000    5.225     5/08/97       24,862
                  25,000    5.23      5/08/97       24,862
                   3,787    5.235     5/08/97        3,766
                   3,849    4.95      5/15/97        3,825
                   6,261    4.955     5/15/97        6,221
                  34,000    4.975     5/15/97       33,785
                  43,867    4.99      5/15/97       43,590
                  20,000    5.01      5/15/97       19,873
                  38,092    4.95      5/22/97       37,804



                   Face    Interest   Maturity      Value
Issue             Amount     Rate       Date      (Note 1a)

           US Government Obligations* (concluded)

US Treasury    $  35,000    4.97 %    5/22/97   $   34,736
Bills             74,932    4.975     5/22/97       74,366
(concluded)       45,000    4.98      5/22/97       44,660
                   3,161    5.07      5/29/97        3,134
                  14,000    5.105     6/05/97       13,866
                  32,951    4.965     6/19/97       32,569
                   8,579    5.075     6/26/97        8,471
                  10,000    5.65      4/02/98        9,426
                  10,000    5.655     4/02/98        9,426

US Treasury       12,000    8.50      4/15/97       12,018
Notes             20,000    6.50      4/30/97       20,018
                 122,000    6.875     4/30/97      122,150
                 227,000    6.50      5/15/97      227,289
                  40,000    8.50      5/15/97       40,141
                  90,000    5.625     6/30/97       90,000
                  30,000    6.375     6/30/97       30,052
                  80,000    8.50      7/15/97       80,637
                  15,000    5.50      7/31/97       14,991
                  85,000    5.875     7/31/97       85,066
                  55,000    6.50      8/15/97       55,146
                  75,000    5.75      9/30/97       74,965
                   6,000    5.625    10/31/97        5,992
                  20,000    5.75     10/31/97       19,984
                   2,000    5.375    11/30/97        1,992
                  14,000    5.00      1/31/98       13,880
                   3,400    5.125     2/28/98        3,370
                  25,000    7.875     4/15/98       25,430

Total US Government Obligations
(Cost--$1,971,898)                               1,971,227

Total Investments
(Cost--$1,971,898)--100.1%                       1,971,227

Liabilities in Excess of Other Assets--(0.1%)       (2,711)
                                                ----------
Net Assets--100.0%                              $1,968,516
                                                ==========

*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

 See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997

Assets:
Investments, at value (identified cost--$1,971,897,715++) (Note 1a)                                       $1,971,227,163
Cash                                                                                                              25,977
Interest receivable                                                                                           17,543,618
Prepaid registration fees and other assets (Note 1d)                                                             132,656
                                                                                                          --------------
Total assets                                                                                               1,988,929,414
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                    $   18,856,939
 Investment adviser (Note 2)                                                                    714,820
 Distributor (Note 2)                                                                           620,317
 Dividends to shareholders (Note 1e)                                                                875
 Beneficial interest redeemed                                                                       106       20,193,057
                                                                                         --------------
Accrued expenses and other liabilities                                                                           220,053
                                                                                                          --------------
Total liabilities                                                                                             20,413,110
                                                                                                          --------------
Net Assets                                                                                                $1,968,516,304
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $  196,918,686
Paid-in capital in excess of par                                                                           1,772,268,170
Unrealized depreciation on investments--net                                                                     (670,552)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 1,969,186,856 shares of
beneficial interest outstanding                                                                           $1,968,516,304
                                                                                                          ==============

++Cost for Federal income tax purposes was $1,971,946,655. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $719,492, of which $12,137 related to appreciated securities and $731,629 related to depreciated securities.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $  103,557,280

Expenses:
Investment advisory fees (Note 2)                                                        $    8,329,150
Distribution fees (Note 2)                                                                    2,438,072
Transfer agent fees (Note 2)                                                                    357,015
Registration fees (Note 1d)                                                                     179,017
Accounting services (Note 2)                                                                    154,234
Custodian fees                                                                                  104,858
Professional fees                                                                                54,038
Interest expense                                                                                 35,862
Trustees' fees and expenses                                                                      32,722
Printing and shareholder reports                                                                 32,375
Other                                                                                            26,277
                                                                                         --------------
Total expenses                                                                                                11,743,620
                                                                                                          --------------
Investment income--net
                                                                                                              91,813,660
Realized Gain on Investments--Net (Note 1c)                                                                      274,352
Change in Unrealized Depreciation on Investments--Net                                                           (444,830)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   91,643,182
                                                                                                          ==============

See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:
Investment income--net                                                                  $    91,813,660  $    84,634,023
Realized gain on investments--net                                                               274,352          505,763
Change in unrealized depreciation on investments--net                                          (444,830)        (315,062)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         91,643,182       84,824,724
                                                                                        ---------------  ---------------
Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (91,813,660)     (84,634,023)
Realized gain on investments--net                                                              (274,352)        (505,763)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (92,088,012)     (85,139,786)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                         11,230,658,782    9,805,828,858
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    91,987,088       85,083,173
                                                                                        ---------------  ---------------
                                                                                         11,322,645,870    9,890,912,031
Cost of shares redeemed                                                                 (11,145,444,645)  (9,527,560,949)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                    177,201,225      363,351,082
                                                                                        ---------------  ---------------
Net Assets:
Total increase in net assets                                                                176,756,395      363,036,020
Beginning of year                                                                         1,791,759,909    1,428,723,889
                                                                                        ---------------  ---------------
End of year                                                                             $ 1,968,516,304  $ 1,791,759,909
                                                                                        ===============  ===============


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995        1994         1993
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0461       .0498       .0409       .0250        .0278
Realized and unrealized gain (loss) on
investments--net                                                 (.0001)      .0001       .0004       .0002        .0026
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0460       .0499       .0413       .0252        .0304
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
  Investment income--net                                         (.0461)     (.0498)     (.0409)     (.0250)      (.0278)
  Realized gain on investments--net                              (.0001)     (.0003)     (.0002)     (.0004)      (.0024)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0462)     (.0501)     (.0411)     (.0254)      (.0302)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           4.70%       5.15%       4.18%       2.57%        3.07%
                                                             ==========  ==========  ==========  ==========   ==========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                     .59%        .60%        .62%        .61%         .60%
                                                             ==========  ==========  ==========  ==========   ==========
Expenses                                                           .59%        .60%        .62%        .61%         .62%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  4.59%       5.01%       4.20%       2.55%        3.01%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                       $1,968,516  $1,791,760  $1,428,724  $1,220,440   $1,287,061
                                                             ==========  ==========  ==========  ==========   ==========


See Notes to Financial Statements.

CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment
Company Act of 1940 as a no-load, diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

                                                           Code #10116-0797

--------------------------------------------------------------------------------
CMA MONEY FUND
CMA GOVERNMENT
  SECURITIES FUND
CMA TAX-EXEMPT
  FUND
CMA TREASURY FUND
--------------------------------------------------------------------------------
STATEMENT OF
ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
                 CMA(R)

                                                              July 18, 1997
--------------------------------------------------------------------------------

                                                            [LOGO] MERRILL LYNCH

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)FINANCIAL STATEMENTS:

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended March 31, 1997.

    Contained in Part B:

      Schedule of Investments as of March 31, 1997.

      Statement of Assets and Liabilities as of March 31, 1997.

      Statement of Operations for the year ended March 31, 1997.

      Statements of Changes in Net Assets for the years ended March 31, 1996 and 1997.

      Financial Highlights for each of the years in the five-year period ended March 31, 1997.

  (B)EXHIBITS:

     EXHIBIT
     NUMBER                              DESCRIPTION
     -------                             -----------
         1    --Declaration of Trust of the Registrant dated June 5, 1989.(a)
         2    --By-Laws of the Registrant.(a)
         3    --None.
         4    --Portions of the Declaration of Trust and By-Laws of the
               Registrant defining the rights of holders of shares of the
               Registrant.(b)
         5(a) --Management Agreement between the Registrant and Fund Asset
               Management, Inc.(c)
          (b) --Supplement to Management Agreement with Fund Asset Management,
               L.P.(c)
         6    --Form of Distribution Agreement between the Registrant and
               Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
         7    --None.
         8(a) --Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
          (b) --Amendment to Custody Agreement dated December 12, 1988.(a)
         9(a) --Amended Transfer Agency Agreement between the Registrant and
               Financial Data Services, Inc.(a)
          (b) --Form of Cash Management Account Agreement.(a)
        10    --Opinion of Brown & Wood LLP, counsel to the Registrant.
        11    --Consent of Deloitte & Touche LLP, independent auditors for the
               Registrant.
        12    --None.
        13    --None.
        14    --None.
        15    --Form of Distribution and Shareholder Servicing Plan of the
               Registrant.(a)
        16    --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.(a)
        17    --Financial Data Schedule.

--------

(a) Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements on July 28, 1995 as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement.

(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as
    Exhibit 1 to Post-Effective Amendment No. 16 to the Registrant's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"); and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 16 to the Registration Statement.
(c) Previously filed on July 28, 1994 as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                  NUMBER OF
                                                                   HOLDERS
                         TITLE OF CLASS                        AT MAY 31, 1997
                         --------------                        ---------------
   Shares of beneficial interest, par value $0.10 per share...     45,752

--------
Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  Fund Asset Management (the "Manager" or "FAM") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc., and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest

Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management L.P. ("MLAM"), an affiliate of FAM, acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 1995 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph. Messrs. Zeikel, Glenn and Richard also hold the same position with substantially all of the investment companies advised by MLAM as they do with those advised by the Manager and Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                             POSITION(S) WITH           OTHER SUBSTANTIAL BUSINESS,
          NAME                   MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----               ----------------       ----------------------------------
ML & Co.................  Limited Partner        Financial Services Holding Company;
                                                  Limited Partner of MLAM
Princeton Services......  General Partner        General Partner of MLAM
Arthur Zeikel...........  President              President of MLAM; President and
                                                  Director of Princeton Services;
                                                  Director of MLFD; Executive Vice
                                                  President of ML & Co.
Terry K. Glenn..........  Executive Vice         Executive Vice President of MLAM;
                           President              Executive Vice President and Director
                                                  of Princeton Services; President and
                                                  Director of MLFD; Director of MLFDS;
                                                  President of Princeton Administrators,
                                                  L.P.
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Elizabeth Griffin.......  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Norman R. Harvey........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Michael J. Hennewinkel..  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Philip L. Kirstein......  Senior Vice            Senior Vice President, General Counsel
                           President, General     and Secretary of MLAM; Senior Vice
                           Counsel and            President, General Counsel, Director
                           Secretary              and Secretary of Princeton Services;
                                                  Director of MLFD
Ronald M. Kloss.........  Senior Vice President  Senior Vice President and Controller of
                           and Controller         MLAM; Senior Vice President and
                                                  Controller of Princeton Services
Stephen M.M. Miller.....  Senior Vice President  Executive Vice President of Princeton
                                                  Administrators, L.P.; Senior Vice
                                                  President of Princeton Services
Joseph T. Monagle,        Senior Vice President  Senior Vice President of MLAM; Senior
 Jr. ...................                          Vice President of Princeton Services
Michael L. Quinn........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services;
                                                  Managing Director and First Vice
                                                  President of Merrill Lynch from 1989 to
                                                  1995
Richard L. Reller.......  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Gerald M. Richard.......  Senior Vice President  Senior Vice President and Treasurer of
                           and Treasurer          MLAM; Senior Vice President and
                                                  Treasurer of Princeton Services; Vice
                                                  President and Treasurer of MLFD
Ronald L. Welburn.......  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 28:
CBA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund and CMA Money Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 28, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

  (b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

                                        POSITION(S) AND OFFICE(S)       POSITION(S) AND OFFICE(S)
                NAME                        WITH MERRILL LYNCH               WITH REGISTRANT
                ----                ---------------------------------   -------------------------
 Stephen L. Hammerman.............  Chairman                                      None
                                    President and Chief Executive Of-
 Herbert M. Allison, Jr. .........   ficer                                        None
                                    Executive Vice President and Di-
 John L. Steffens.................   rector                                       None
 David H. Komansky................  Director                                      None
 Barry S. Friedberg...............  Executive Vice President                      None
 Edward L. Goldberg...............  Executive Vice President                      None
 Jerome P. Kenney.................  Executive Vice President                      None
 Thomas H. Patrick................  Executive Vice President                      None
 Winthrop H. Smith, Jr. ..........  Executive Vice President                      None
 Roger M. Vasey...................  Executive Vice President                      None
 George A. Schierren..............  General Counsel                               None
 Theresa Lang.....................  Treasurer                                     None
 Gregory T. Russo.................  Secretary                                     None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Funds-- Investment Advisory Arrangements" in the Appendix to the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Funds--Investment Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related services contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY ON THE 17TH DAY OF JULY, 1997.

                                          CMA Government Securities Fund
                                           (Registrant)

                                          By      /s/ Terry K. Glenn
                                              ---------------------------------
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                        PRESIDENT)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSON IN THE CAPACITY AND ON THE DATE INDICATED.

              SIGNATURE                        TITLE                 DATE

           Arthur Zeikel*              President (Principal
-------------------------------------   Executive Officer)
           (ARTHUR ZEIKEL)              and Trustee

         Gerald M. Richard*            Treasurer (Principal
-------------------------------------   Financial and
         (GERALD M. RICHARD)            Accounting Officer)

          Ronald W. Forbes*            Trustee
-------------------------------------
         (RONALD W. FORBES)

       Cynthia A. Montgomery*          Trustee
-------------------------------------
       (CYNTHIA A. MONTGOMERY)

         Charles C. Reilly*            Trustee
-------------------------------------
         (CHARLES C. REILLY)

           Kevin A. Ryan*              Trustee
-------------------------------------
           (KEVIN A. RYAN)

          Richard R. West*             Trustee
-------------------------------------
          (RICHARD R. WEST)

*By      /s/ Terry K. Glenn
  ---------------------------------                             July 17, 1997
 (TERRY K. GLENN, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                             DESCRIPTION
 -------                            -----------
    10   --Opinion of Brown & Wood LLP, counsel to the Registrant.
    11   --Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant.
    17   --Financial Data Schedule.